UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2007

Item 1. Report to Stockholders.


Calvert
Investments that make a difference

December 31, 2007

Annual Report

Calvert Social Balanced Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Dear Investor:

CVS Calvert Social Balanced Portfolio returned 2.76%* for the 12-month period ended December 31, 2007. The Portfolio's benchmark, the Calvert Balanced Composite Index, a blend of 60% Russell 1000® Index and 40% Lehman U.S. Credit Index, returned 5.51%. The underperformance was due to poor stock selection in the equity portion of the Portfolio.

Investment Climate

Overall, U.S. stocks were up for the year as the Russell 1000 Index gained 5.77%. Growth stocks also broke a seven-year trend by dramatically outperforming value stocks as the Russell 1000® Growth Index rose 11.81% versus a decline of 0.17% for the Russell 1000® Value Index.

However, much of the year's return was achieved in the first six months. After a strong start, mounting difficulties in the U.S. markets for housing and subprime mortgages started to raise red flags. But the market consensus was that any ill effects would be isolated. So investors continued to fuel their appetite for risk as broad equity market indexes surpassed the previous record highs of the tech market bubble in 2000.

In August, headlines began to appear about multibillion-dollar losses from securities backed by subprime mortgages and similar assets at some of the world's largest investment banks, hedge funds, and brokerage firms. It became clear the problems were much more widespread and unpredictable than initially thought. Growing concerns that these problems could lead to a global economic slowdown, as well as possible declines in corporate and consumer spending, drove the Federal Reserve to cut interest rates a full percentage point between September and the end of the year.

In the end, it was no surprise that Financials were the worst-performing sector in 2007, down 17.7% in the Russell 1000 Index. The Consumer Discretionary sector also dampened the market, hit hard as rising energy prices and increasing mortgage and credit-card default rates ate into consumers' ability and willingness to spend. But seven of ten economic sectors in the Index produced positive, double-digit returns and the eighth, Health Care, gained more than 7%. High energy prices and a weak U.S. dollar again propelled Energy and Materials to the top of the performance charts. But the strong performance of Information Technology marked a departure from recent trends.

Portfolio Strategy--Equities

The equity portfolio is designed to provide a U.S.-core, large-cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. The Portfolio's sector weights are generally close to those of the benchmark, subject to the effects of the social screens.

While our underweights to Energy and Materials and an overweight to the Consumer Discretionary sector detracted from relative performance, sector weighting differences between the Portfolio and the Index only accounted for a small portion of equity underperformance during the period. The overall biggest negative was stock selection, particularly in the Consumer Discretionary and Information Technology sectors.

In fact, the most notable discrepancy was in the Consumer Discretionary sector. The parent company of Standard & Poor's, McGraw-Hill, dropped sharply as concerns about the role of bond-rating agencies in the subprime mortgage mess hurt the company's earnings expectations. In Information Technology, a smaller relative position in Apple also proved to be costly.

However, stock selection was a positive in the Financials sector. The Portfolio's social screens helped it avoid some of the worst performers that were knee-deep in the subprime mortgage mess--Citigroup, Merrill Lynch, and Countrywide Financial.

Portfolio Strategy--Fixed Income

At the beginning of the year, our outlook was that interest rates were much more likely to move higher than lower. We also expected that risk premiums would have to increase since investors were not being adequately compensated for taking on additional risk. As a result, we positioned the Portfolio with a relatively short duration and a bias toward bonds with higher credit quality.

In fact, we saw the inverted yield curve (where yields for short-term securities are higher than yields for long-term securities) throughout most of the first quarter as an opportunity to overweight the Portfolio with very short-term (less than one year to maturity) AAA rated securities.

But summer turmoil from the mortgage market crisis led to a strong rally which hurt relative returns. Treasury yields fell across the maturity spectrum, with short-term yields declining the most during the ensuing flight-to-quality and as the likelihood of Fed interest-rate cuts increased. However, the Portfolio's high-credit-quality bias did continue to help performance.

The Fund's exposure to subprime mortgages was relatively light and largely concentrated in holdings of two mortgage finance companies--both of which had previously engaged in subprime mortgage lending but now focus on providing loans to borrowers with prime credit. As of June 30, 2007, 0.64% of the Portfolio was invested in bonds issued by Residential Capital Mortgage, but the position was reduced to 0.4% before year-end. The Portfolio also held a 0.2% position in finance company CIT Group at year-end. The value of bonds issued by a third company, Alliance Mortgage Investment, was written down to near zero following its bankruptcy filing in July.

Outlook

Markets started the year confident and embracing risk, and finished the year apprehensive and risk-averse. Rising energy prices and expanding economic woes have definitively changed the tone of the markets. The good news is that the problems in the residential real-estate and mortgage industries have been recognized and are being worked through, although it may take a while. And the Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused some of the turmoil.

On a positive note, we are encouraged by the long-overdue good performance of large-cap growth stocks over the past year. If there are troubled economic times ahead, companies that have traditionally been able to grow earnings and market share in a slower economy are a good place to be. We also believe that investors' re-recognition of risk will make them more discriminating, which bodes well for the types of well-run companies the equity portfolio seeks to invest in.

Overall, we believe that our disciplined investment processes for both bonds and equities should reward long-term investors in this Portfolio.

Sincerely,

John Nichols
Vice President, Equities
Calvert Asset Management Company
January 2008

As of December 31, 2007, the following companies represented the following percentages of Fund net assets: McGraw-Hill 0.5%, Apple 0.4%, Citigroup 0.0%, Merrill Lynch 0.0%, Countrywide Financial 0.0%, Alliance Mortgage Investment 0.0%, Residential Capital LLC 0.4%, and CIT Group 0.2%. All portfolio holdings are subject to change.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

CVS Calvert Social Balanced Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	2.76%
Five year	8.81%
Ten year	4.66%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002.

Asset Allocation (at 12.31.07)	% of Total Investments
Stocks	61%
Bonds	36%
Cash & Cash Equivalents	3%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/07	12/31/07	7/1/07 - 12/31/07
Actual	$1,000.00	$993.30	$4.52
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.67	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Balanced Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Balanced Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Balanced Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 60.8%	Shares	Value
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	20,200	$1,068,580
Spirit AeroSystems Holdings, Inc.*	800	27,600
		1,096,180

Air Freight & Logistics - 1.0%
FedEx Corp.	13,000	1,159,210
United Parcel Service Inc., Class B	49,500	3,500,640
		4,659,850

Airlines - 0.2%
UAL Corp.*	20,900	745,294

Auto Components - 0.2%
Aftermarket Technology Corp.*	19,300	526,118
Autoliv, Inc.	4,100	216,111
		742,229

Beverages - 1.1%
PepsiCo, Inc.	63,500	4,819,650

Biotechnology - 0.2%
Gilead Sciences, Inc.*	21,800	1,003,018

Capital Markets - 2.0%
Eaton Vance Corp.	49,300	2,238,713
Goldman Sachs Group, Inc.	28,000	6,021,400
Legg Mason, Inc.	9,600	702,240
		8,962,353

Chemicals - 0.9%
Ecolab, Inc.	27,200	1,392,912
Lubrizol Corp.	6,200	335,792
Praxair, Inc.	25,900	2,297,589
		4,026,293

Commercial Banks - 1.4%
US Bancorp	73,100	2,320,194
Wachovia Corp.	73,600	2,799,008
Wells Fargo & Co.	44,100	1,331,379
		6,450,581

Commercial Services & Supplies - 0.1%
RR Donnelley & Sons Co.	12,200	460,428

Communications Equipment - 1.8%
Cisco Systems, Inc.*	236,700	6,407,469
CommScope, Inc.*	27,300	1,343,433
Motorola, Inc.	3,600	57,744
Qualcomm, Inc.	1,100	43,285
		7,851,931

Computers & Peripherals - 3.0%
Apple, Inc.*	10,100	2,000,608
Dell, Inc.*	53,900	1,321,089
Hewlett-Packard Co.	104,100	5,254,968
International Business Machines Corp.	44,900	4,853,690
		13,430,355

Equity Securities - Cont'd	Shares	Value
Construction & Engineering - 0.1%
Perini Corp.*	6,400	$265,088

Consumer Finance - 0.4%
American Express Co.	37,600	1,955,952

Containers & Packaging - 0.3%
AptarGroup, Inc.	17,400	711,834
Bemis Co., Inc.	17,500	479,150
Sealed Air Corp.	400	9,256
		1,200,240

Diversified Financial Services - 3.4%
Bank of America Corp.	120,230	4,960,690
CME Group, Inc.	2,036	1,396,696
First Republic Preferred Capital Corp., Preferred (e)	500	531,500
JPMorgan Chase & Co.	97,520	4,256,748
MFH Financial Trust I, Preferred (e)	20,000	2,045,000
Roslyn Real Estate Asset Corp., Preferred	2	201,562
WoodBourne Pass-Through Trust, Preferred (e)	20	1,916,250
		15,308,446

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	209,877	8,722,488
Deutsche Telekom AG (ADR)	28,975	627,888
Telefonica SA (ADR)	31,017	3,026,949
		12,377,325

Electric Utilities - 0.4%
Cleco Corp.	30,700	853,460
IDACORP, Inc.	25,000	880,500
		1,733,960

Electronic Equipment & Instruments - 1.0%
Amphenol Corp.	37,700	1,748,149
Avnet, Inc.*	50,900	1,779,973
AVX Corp.	80,100	1,074,942
		4,603,064

Energy Equipment & Services - 1.8%
Grant Prideco, Inc.*	45,500	2,525,705
Smith International, Inc.	47,400	3,500,490
Superior Energy Services, Inc*	40,300	1,387,126
Tidewater, Inc.	14,400	789,984
		8,203,305

Food & Staples Retailing - 0.2%
CVS Caremark Corp.	3,866	153,674
Walgreen Co.	18,900	719,712
		873,386

Food Products - 0.9%
General Mills, Inc.	52,900	3,015,300
H.J. Heinz Co.	2,600	121,368
Kellogg Co.	16,700	875,581
		4,012,249

Gas Utilities - 1.0%
Oneok, Inc.	36,300	1,625,151
Questar Corp.	56,400	3,051,240
		4,676,391

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 1.2%
Becton Dickinson & Co.	24,500	$2,047,710
Hospira, Inc.*	47,800	2,038,192
Intuitive Surgical, Inc.*	1,600	519,200
Kinetic Concepts, Inc.*	13,400	717,704
Medtronic, Inc.	800	40,216
		5,363,022

Health Care Providers & Services - 4.2%
AmerisourceBergen Corp.	42,400	1,902,488
Cardinal Health, Inc.	49,100	2,835,525
Cigna Corp.	54,100	2,906,793
Coventry Health Care, Inc.*	29,100	1,724,175
Express Scripts, Inc.*	62,800	4,584,400
Laboratory Corp. of America Holdings*	19,800	1,495,494
McKesson Corp.	49,400	3,236,194
		18,685,069

Household Durables - 0.4%
American Greetings Corp.	44,500	903,350
Matsushita Electric Industrial Co. Ltd. (ADR)	29,000	592,760
Tempur-Pedic International, Inc.	14,200	368,774
		1,864,884

Household Products - 2.3%
Colgate-Palmolive Co.	42,100	3,282,116
Kimberly-Clark Corp.	18,300	1,268,922
Procter & Gamble Co.	76,115	5,588,363
		10,139,401

Industrial Conglomerates - 1.2%
3M Co.	65,000	5,480,800

Insurance - 2.9%
ACE Ltd.	12,100	747,538
Ambac Financial Group, Inc.	20,900	538,593
American International Group, Inc.	71,000	4,139,300
Chubb Corp.	28,900	1,577,362
Conseco, Inc.*	39,483	495,906
Hartford Financial Services Group, Inc.	10,800	941,652
Lincoln National Corp.	9,500	553,090
Prudential Financial, Inc.	800	74,432
Sun Life Financial, Inc.	9,200	514,648
Travelers Co.'s, Inc.	61,400	3,303,320
		12,885,841

Internet & Catalog Retail - 0.4%
Amazon.Com, Inc.*	14,600	1,352,544
Gaiam, Inc.*	10,700	317,576
		1,670,120

Internet Software & Services - 0.6%
Google, Inc.*	3,900	2,696,772

IT Services - 1.2%
Acxiom Corp.	2,100	24,633
Automatic Data Processing, Inc.	66,600	2,965,698
MasterCard, Inc.	4,000	860,800
Western Union Co.	62,800	1,524,784
		5,375,915

Leisure Equipment & Products - 0.1%
Callaway Golf Co.	15,500	270,165

Equity Securities - Cont'd	Shares	Value
Life Sciences - Tools & Services - 0.4%
Invitrogen Corp.*	500	$46,705
Thermo Fisher Scientific, Inc.*	33,100	1,909,208
		1,955,913

Machinery - 3.6%
Cascade Corp.	1,900	88,274
Cummins, Inc.	43,400	5,527,858
Danaher Corp.	20,900	1,833,766
Deere & Co.	40,600	3,780,672
Illinois Tool Works, Inc.	39,600	2,120,184
Parker Hannifin Corp.	37,200	2,801,532
		16,152,286

Media - 1.8%
Cox Radio, Inc.*	4,700	57,105
Liberty Global, Inc.*	100	3,919
McGraw-Hill Co.'s, Inc.	49,300	2,159,833
Omnicom Group, Inc.	39,300	1,867,929
Time Warner, Inc.	207,500	3,425,825
Virgin Media, Inc.	7,000	119,980
Warner Music Group Corp.	39,800	241,188
XM Satellite Radio Holdings, Inc.*	4,300	52,632
		7,928,411

Metals & Mining - 0.6%
Reliance Steel & Aluminum Co.	45,900	2,487,780

Multiline Retail - 0.0%
Saks, Inc.*	600	12,456
Target Corp.	3,500	175,000
		187,456

Multi-Utilities - 1.4%
Black Hills Corp.	36,600	1,614,060
Consolidated Edison, Inc.	3,300	161,205
MDU Resources Group, Inc.	85,250	2,353,753
NiSource, Inc.	112,500	2,125,125
OGE Energy Corp.	1,400	50,806
		6,304,949

Office Electronics - 0.3%
Xerox Corp.	93,100	1,507,289

Oil, Gas & Consumable Fuels - 4.4%
Cheniere Energy, Inc.*	12,500	408,000
Chesapeake Energy Corp.	83,300	3,265,360
EnCana Corp.	31,000	2,106,760
EOG Resources, Inc.	74,700	6,666,975
Spectra Energy Corp.	29,100	751,362
St Mary Land & Exploration Co.	4,100	158,301
World Fuel Services Corp.	21,400	621,242
XTO Energy, Inc.	108,575	5,576,412
		19,554,412

Pharmaceuticals - 1.9%
Johnson & Johnson	59,100	3,941,970
Pfizer, Inc.	198,200	4,505,086
		8,447,056

Real Estate Investment Trusts - 0.4%
Annaly Capital Management, Inc.	86,100	1,565,298
HRPT Properties Trust	13,200	102,036
		1,667,334

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 1.7%
Applied Materials, Inc.	7,600	$134,976
Intel Corp.	156,400	4,169,624
Lam Research Corp.*	19,000	821,370
NVIDIA Corp.*	19,000	646,380
Texas Instruments, Inc.	51,400	1,716,760
		7,489,110

Software - 2.5%
Adobe Systems, Inc.*	57,700	2,465,521
Autodesk, Inc.*	35,100	1,746,576
Microsoft Corp.	196,900	7,009,640
		11,221,737

Specialty Retail - 1.8%
Best Buy Co., Inc.	5,400	284,310
Gap, Inc.	70,200	1,493,856
Home Depot, Inc.	107,100	2,885,274
Lowe's Co.'s, Inc.	5,700	128,934
Staples, Inc.	53,950	1,244,627
TJX Co.'s, Inc.	62,400	1,792,752
		7,829,753

Textiles, Apparel & Luxury Goods - 0.8%
Crocs, Inc.*	42,100	1,549,701
Nike, Inc., Class B	31,900	2,049,256
		3,598,957

Thrifts & Mortgage Finance - 0.2%
Fannie Mae, Series S Preferred	24,000	618,000
Freddie Mac, Series Z Preferred	16,000	418,400
		1,036,400

Wireless Telecommunication Services - 0.1%
Centennial Communications Corp.*	23,500	218,315

Total Equity Securities (Cost $242,525,893)		271,476,715

	Principal
Asset Backed Securities - 0.3%	Amount
ACLC Business Loan Receivables Trust, 5.678%, 10/15/21 (e)(r)	$211,286	206,314
Community Reinvestment Revenue Notes, 5.73%, 6/1/31 (e)	1,000,000	1,030,963

Total Asset Backed Securities (Cost $1,198,204)		1,237,277

Collaterized Mortgage-Backed Obligations (Privately Originated) - 0.5%
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,136,891	1,122,227
Impac CMB Trust:
5.135%, 5/25/35 (r)	1,190,177	1,107,017
5.185%, 8/25/35 (r)	381,209	375,124

Total Collateralized Mortgage-Backed Obligations (privately originated) (Cost $2,708,254)		2,604,368

Commercial Mortgage-Backed Securities - 2.0%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	2,000,000	1,996,094
Cobalt CMBS Commercial Mortgage Trust, 5.74%, 8/25/12 (r)	2,500,000	2,554,975

	Principal
Commercial Mortgage-Backed Securities - Cont'd	Amount	Value
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	$3,500,000	$3,540,307
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	980,900

Total Commercial Mortgage-Backed Securities (Cost $8,965,946)		9,072,276

Corporate Bonds - 17.7%
AgFirst Farm Credit Bank:
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	250,000	219,546
7.30%, 10/14/49 (e)	1,750,000	1,650,478
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)(x)	385,345	--
American National Red Cross, 5.567%, 11/15/17	2,000,000	2,089,500
APL Ltd., 8.00%, 1/15/24	440,000	424,600
Atlantic Marine Corps Communities LLC, 6.158%, 12/1/51 (e)	750,000	728,850
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	2,500,000	500,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,885,000	1,912,710
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,050,000	1,223,859
BAC Capital Trust XV, 5.924%, 6/1/56 (r)	2,000,000	1,807,807
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	750,000	780,000
BF Saul REIT, 7.50%, 3/1/14	500,000	465,000
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	290,000	276,225
CAM US Finance SA Sociedad Unipersonal, 5.061%, 2/1/10 (e)(r)	500,000	479,506
Camp Pendleton & Quantico Housing LLC, 6.165%, 10/1/50 (e)	400,000	390,280
Cardinal Health, Inc., 5.499%, 10/2/09 (e)(r)	750,000	750,582
Chesapeake Energy Corp., 6.50%, 8/15/17	700,000	674,625
Chevy Chase Bank FSB, 6.875%, 12/1/13	225,000	220,795
CIT Group, Inc.:
5.052%, 2/21/08 (r)	250,000	247,793
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	725,000	533,789
Compass Bancshares, Inc., 5.843%, 10/9/09 (e)(r)	500,000	496,654
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to 5/31/49 (e)(r)	2,230,000	2,060,591
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	436,723
Discover Financial Services, 5.663%, 6/11/10 (e)(r)	2,000,000	1,863,531
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	2,100,000	1,907,082
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,008,209
Fiserv, Inc., STEP, 6.125%, 11/20/12	500,000	508,947
Fort Knox Military Housing , 5.815%, 2/15/52 (e)	1,500,000	1,482,960
Glitnir banki HF:
5.403%, 10/15/08 (e)(r)	1,000,000	969,199
5.62%, 1/21/11 (e)(r)	1,000,000	948,615
6.375%, 9/25/12 (e)	625,000	611,440
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,250,000	1,220,959
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,500,000	1,515,450
Great River Energy:
5.829%, 7/1/17 (e)	500,000	512,655
6.254%, 7/1/38 (e)	1,750,000	1,837,763
HBOS plc:
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	400,000	325,462
6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	150,000	124,265
HRPT Properties Trust, 5.591%, 3/16/11 (r)	750,000	724,077
HSBC Finance Corp., 5.836%, 2/15/08	2,000,000	2,001,827
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	2,500,000	2,491,456
JPMorgan Chase & Co., 3.51%, 10/28/08 (r)	2,000,000	1,999,767
Kaupthing Bank HF, 5.75%, 10/4/11 (e)	1,750,000	1,645,877
Leucadia National Corp.:
7.00%, 8/15/13	1,000,000	963,750
8.125%, 9/15/15	950,000	957,305
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27	1,500,000	1,559,790
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	18,848
8.30%, 12/1/37 (e)(m)*	3,200,000	28,000
M&I Marshall & Ilsley Bank, 5.401%, 12/4/12 (r)	500,000	471,540

	Principal
Corporate Bonds - Cont'd	Amount	Value
M&T Bank Corp., 6.625%, 12/4/17	$600,000	$617,001
Mcguire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	750,000	720,915
Meridian Funding Co. LLC, 5.378%, 6/9/08 (r)	333,333	332,050
Mid-Atlantic Family Military Communities LLC, 5.24%, 8/1/50 (e)	600,000	565,566
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,085,557
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	1,500,000	1,527,600
6.00%, 10/1/51 (e)	750,000	754,568
Orkney Re II plc, Series B, 8.50%, 12/21/35 (b)(e)(r)	1,000,000	950,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	960,000	917,414
Pacific Pilot Funding Ltd., 5.93%, 10/20/16 (e)(r)	974,936	975,208
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	541,740
Pioneer Natural Resources Co., 6.65%, 3/15/17	4,150,000	3,990,648
Preferred Term Securities IX Ltd., 5.95%, 4/3/33 (e)(r)	959,500	959,500
Prudential Financial, Inc., 5.261%, 6/13/08 (r)	1,500,000	1,500,657
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	945,000	957,495
Reed Elsevier Capital, Inc., 5.321%, 6/15/10 (r)	1,500,000	1,466,498
Residential Capital LLC:
5.646%, 6/9/08 (r)	1,925,000	1,655,500
8.544%, 4/17/09 (e)(r)	115,000	52,900
7.875%, 6/30/10	50,000	32,000
Richmond County Capital Corp., 8.61%, 7/15/49 (e)(r)	1,500,000	1,505,625
Royal Bank of Scotland Group PLC, 7.64% to 9/29/17, floating rate thereafter to 3/29/49 (r)	1,600,000	1,632,256
Salvation Army, 5.46%, 9/1/16	140,000	143,412
Sovereign Bank, 4.00%, 2/1/08	2,000,000	1,998,138
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	381,352
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	26,791,104	3,741,284
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/15/42 (r)	1,000,000	888,389
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,000,000	1,000,000
Weyerhaeuser Co., 5.884%, 9/24/09 (r)	1,500,000	1,500,563
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	500,000	560,411

Total Corporate Bonds (Cost $85,444,136)		79,022,934

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)*	750,000	211,294

Total Municipal Obligations (Cost $750,000)		211,294

Taxable Municipal Obligations - 12.6%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.37%, 3/1/16	185,000	188,994
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/11	5,000,000	4,256,400
Anaheim California Redevelopment Agency Tax Allocation Bonds, 5.759%, 2/1/18	500,000	507,190
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	1,050,000	1,044,876
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	500,000	494,055
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	190,648
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	500,900
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,275,049
5.48%, 8/1/11	660,000	675,761
5.01%, 8/1/15	1,000,000	979,660
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	280,373
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,000,000	1,028,950
Commonwealth Pennsylvania Financing Authority Revenue Bonds, 5.631%, 6/1/23	1,455,000	1,516,663
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,245,179
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,000,000	928,610
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	500,000	512,920
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	500,000	500,875

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	$305,000	$318,728
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,441,297
Illinois State Housing Development Authority MFH Revenue Bonds:
5.60%, 12/1/15	1,205,000	1,254,321
6.537%, 1/1/33	600,000	611,340
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	2,000,000	2,068,700
Kansas State Finance Development Authority Revenue Bonds, 4.152%, 5/1/11	1,105,000	1,097,519
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	400,000	410,944
Los Angeles California Department of Airports Revenue Bonds, 5.404%, 5/15/16	610,000	624,140
Michigan State Municipal Bond Authority Revenue Bonds, 5.252%, 6/1/15	1,500,000	1,505,955
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	755,545
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	496,970
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,484,340
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,760,000	1,796,925
5.263%, 9/1/16	890,000	918,880
5.383%, 9/1/16	2,000,000	2,041,480
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	730,000	709,049
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	3,400,000	2,795,242
6/30/14	1,100,000	809,996
Pennsylvania State Convention Center Authority Revenue Bonds, 4.97%, 9/1/11	1,000,000	1,010,110
Palm Springs California Community Redevelopment Agency Tax Allocation Bonds, 6.411%, 9/1/34	750,000	767,865
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	526,680
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	250,000	249,542
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	1,000,000	1,006,800
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,353,970
Providence Rhode Island GO Bonds, 5.06%, 7/15/15	640,000	643,910
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	470,000	484,415
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	890,000	903,332
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,450,000	1,522,717
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	936,500
Santa Cruz County California Redevelopment Agency Tax Allocation Revenue Bonds, 5.50%, 9/1/20	1,735,000	1,766,334
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.18%, 8/1/11	145,000	148,725
South Bend County Indiana Economic Development Income Tax Revenue Bonds, 5.30%, 2/1/17	930,000	936,287
St. Paul Minnesota Sales Tax Revenue Bonds:
5.65%, 11/1/17	1,000,000	1,017,730
6.125%, 11/10/25	300,000	306,975
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,443,705
Vacaville California Redevelopment Agency Housing Tax Allocation Bonds, 6.125%, 9/1/20	665,000	695,151
West Bend Wisconsin Joint School District GO Bonds, 5.46%, 4/1/21	500,000	506,915
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	528,150
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	996,660

Total Taxable Municipal Obligations (Cost $55,136,830)		56,020,947

U.S. Government Agencies And Instrumentalities - 5.1%
Fannie Mae, 5.50%, 12/25/16	857,380	867,874
Federal Home Loan Bank Discount Notes, 1/2/08	12,600,000	12,598,862
Freddie Mac, 5.125%, 12/15/13	6,592,650	6,587,893
Government National Mortgage Association, 5.50%, 1/16/32	1,772,792	243,759
Small Business Administration:
5.038%, 3/10/15	931,641	931,921
4.94%, 8/10/15	1,263,752	1,258,991

Total U.S. Government Agencies and Instrumentalities (Cost $22,484,508)		22,489,300

	Principal
U.S. Treasury - 0.1%	Amount	Value
United States Treasury Note, 4.25%, 11/15/17	$500,000	$508,594
Total U.S. Treasury (Cost $498,594)	508,594

TOTAL INVESTMENTS (Cost $419,712,365) - 99.2%	442,643,705
Other assets and liabilities, net - 0.8%	3,619,783
Net Assets - 100%	$446,263,488

Net Assets Consist Of:
Par value and paid-in capital applicable to 232,682,688 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$418,743,689
Undistributed net investment income	747,868
Accumulated net realized gain (loss) on investments	3,883,946
Net unrealized appreciation (depreciation) on investments	22,887,985

Net Assets	$446,263,488

Net Asset Value per Share	$1.918
			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
10 Year U.S. Treasury Notes	226	3/08	$25,626,281	($43,355)

(b)     This security was valued by the Board of Directors. See Note A.

(e)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)     Interest payments have been deferred per conditions of the Supplemental Indenture. At December 31, 2007 accumulated deferred interest totaled $250,425 and includes interest accrued since and due on October 1, 2003. Effective May 2007, this security is no longer accruing interest.

(m)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p)     The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006, February 2007 and August 2007. This security is no longer accruing interest. During the period, $113,987 of accrued interest was written off.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x)     Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bond was marked down to $0 and $3,914 of accrued interest was written off.

*     Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority LLC: Limited Liability Corporation	STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s).
VRDN: Variable Rate Demand Note

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Interest income	$10,025,780
Dividend income	5,223,012
Total investment income	15,248,792

Expenses:
Investment advisory fee	1,996,464
Transfer agency fees and expenses	578,841
Directors' fees and expenses	53,357
Administrative fees	1,291,830
Accounting fees	68,475
Custodian fees	80,365
Reports to shareholders	59,475
Professional fees	50,496
Miscellaneous	50,838
Total expenses	4,230,141
Fees paid indirectly	(20,299)
Net expenses	4,209,842

Net Investment Income	11,038,950

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	20,233,588
Futures	2,139,169
22,372,757

Change in unrealized appreciation (depreciation) on:
Investments	(19,974,129)
Futures	(375,484)
(20,349,613)

Net Realized and Unrealized Gain (Loss)	2,023,144

Increase (Decrease) in Net Assets
Resulting From Operations	$13,062,094

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$11,038,950	$11,016,701
Net realized gain (loss)	22,372,757	22,661,519
Change in unrealized appreciation or (depreciation)	(20,349,613)	5,985,915

Increase (Decrease) in Net Assets
Resulting From Operations	13,062,094	39,664,135

Distributions to shareholders from:
Net investment income	(10,968,225)	(10,750,346)
Net realized gain	(25,102,443)	(8,248,932)
Total distributions	(36,070,668)	(18,999,278)

Capital share transactions:
Shares sold	22,767,195	32,885,290
Reinvestment of distributions	36,071,650	18,998,597
Shares redeemed	(68,271,510)	(76,800,096)
Total capital share transactions	(9,432,665)	(24,916,209)

Total Increase (Decrease) in Net Assets	(32,441,239)	(4,251,352)

Net Assets
Beginning of year	478,704,727	482,956,079
End of year (including undistributed net investment income of $747,868 and $757,399, respectively)	$446,263,488	$478,704,727

Capital Share Activity
Shares sold	10,968,887	16,513,674
Reinvestment of distributions	18,748,259	9,326,753
Shares redeemed	(32,852,677)	(38,539,393)
Total capital share activity	(3,135,531)	(12,698,966)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, securities valued at $1,331,352, or 0.3% of net assets, were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $160,738 was payable at year end. In addition, $66,736 was payable at year end for operating expenses paid by the Advisor during December 2007.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $104,007 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $62,610 for the year ended December 31, 2007. Under the terms of the agreement $4,999 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $308,712,662 and $331,727,022, respectively. U.S. Government security purchases and sales were $401,464,163 and $418,735,068, respectively.

The cost of investments owned at December 31, 2007, for federal income tax purposes was $420,877,449. Net unrealized appreciation aggregated $21,766,256, of which $44,844,458 related to appreciated securities and $23,078,202 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007, and December 31, 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary income	$10,968,225	$10,750,346
Long term capital gain	25,102,443	8,248,932
Total	$36,070,668	$18,999,278

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$861,855
Undistributed long term capital gain	5,005,675
Unrealized appreciation (depreciation)	21,766,256
Total	$27,633,786

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to real estate investment trusts, Section 1256 contracts, interest defaults, and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, asset-backed securities, and tax-exempt securities.

Undistributed net investment income	($80,256)
Accumulated net realized gain (loss)	63,716
Paid in capital	16,540

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2007, purchase and sales transactions were $0 and $2,000,000, respectively.

Tax Information (Unaudited)

Balanced Portfolio designates $25,102,443 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, Balanced Portfolio designates 43.3% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividend-received deduction.

Balanced Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$2.030	$1.943	$1.872
Income from investment operations
Net investment income	.051	.049	.034
Net realized and unrealized gain (loss)	.005	.122	.072
Total from investment operations	.056	.171	.106
Distributions from
Net investment income	(.051)	(.048)	(.035)
Net realized gain	(.117)	(.036)	--
Total distributions	(.168)	(.084)	(.035)
Total increase (decrease) in net asset value	(.112)	.087	.071
Net asset value, ending	1.918	$2.030	$1.943

Total return*	2.76%	8.77%	5.65%
Ratios to average net assets: A
Net investment income	2.35%	2.33%	1.78%
Total expenses	.90%	.91%	.92%
Expenses before offsets	.90%	.91%	.92%
Net expenses	.90%	.90%	.92%
Portfolio turnover	157%	132%	172%
Net assets, ending (in thousands)	$446,263	$478,705	$482,956

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$1.758	$1.500
Income from investment operations
Net investment income	.029	.026
Net realized and unrealized gain (loss)	.116	.264
Total from investment operations	.145	.290
Distributions from
Net investment income	(.031)	(.032)
Net realized gains	--	--
Total distributions	(.031)	(.032)
Total increase (decrease) in net asset value	.114	.258
Net asset value, ending	$1.872	$1.758

Total return*	8.26%	19.32%
Ratios to average net assets: A
Net investment income	1.67%	1.76%
Total expenses	.91%	.93%
Expenses before offsets	.91%	.93%
Net expenses	.91%	.93%
Portfolio turnover	186%	374%
Net assets, ending (in thousands)	$467,771	$404,898

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and SSgA Funds Management, Inc. and New Amsterdam Partners, LLC, respectively (each a "Subadvisor" and collectively, the "Subadvisors"), with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2007, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account management's discussion of the Portfolio's performance and its proposed plans to address such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisors' subadvisory fees under the Investment Subadvisory Agreements with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fees to the Portfolio's Subadvisors. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating each Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to each Subadvisor's ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisors' management of the Portfolio to be a material factor in its consideration.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisors maintain appropriate compliance programs; (d) the Advisor and Subadvisors are each likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisors. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference

December 31, 2007

Annual Report

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Performance

For the 12 months ended December 31, 2007, CVS Calvert Social Equity Portfolio returned 9.99%*, exceeding the 5.49% return of the benchmark Standard and Poor's 500 Index. Avoiding the worst of the problems in the Financials sector made the biggest contribution to the year's outperformance.

Investment Climate

Last year will be remembered for the economy's downshift to a slower growth trajectory, but even more so as the year that we saw the consequences of extraordinarily easy money. There was a lot of volatility in the second half of the year, reflecting the credit market turmoil and a deteriorating U.S. economic outlook. Still, the market finished the year with a modest gain.

As is often the case at inflection points, economic data was ambiguous during the year. Economic growth, as measured by gross domestic product (GDP), was stronger than expected and unemployment was up only slightly--but there was little doubt that the economy was slowing. The country continued to add jobs, but at a slower pace. Retail sales were relatively soft and holiday season sales were weaker than expected. None of this is too surprising in the face of sharply higher energy prices, and, of course, the confidence-sapping and real effect of falling house prices. It's hard to be in a spending mood if your house, which is most consumers' largest asset, is declining in value.

The last few years have provided daunting headwinds for us, but the winds of change are upon us. For the first time in almost eight years, large-cap stocks outperformed small-cap stocks in 2007.1 Large-cap stocks are generally less affected by domestic economic uncertainty and more likely to benefit from stronger growth abroad. Also, growth stocks outperformed their value counterparts for the first time in seven years.2 Finally, the re-recognition of risk has heightened investors' interest in the kinds of high-quality securities that we embrace. All three of these trend changes worked in our favor.

The fallout from the subprime mortgage debacle and the resulting credit crunch made Financials by far the worst performing sector for the year. Consumer Discretionary also performed poorly due to fears of a recession. On the other hand, two sectors with a lot of global exposure--Energy and Materials--were the top performers for the year. Both of these sectors, along with strong-performing Information Technology, also benefited from the relatively weak value of the U.S. dollar, which made American goods cheaper overseas.

Portfolio Strategy

Overall, sector weights in Financials and Information Technology, as well as stock selection in Financials and Energy, drove the Portfolio's outperformance relative to the Index.

We had anticipated that slowing economic growth would moderate energy prices, so we maintained an underweight to the Energy sector throughout the year. While growth did slow, commodity prices did not retreat. Fortunately, the cost of this underweighting was more than offset by strong stock selection in Energy, our underweight to Financials and overweight to Information Technology. The Portfolio remains overweighted to Information Technology, Health Care, and Consumer Staples as we seek to take advantage of greater growth and relatively better defensive characteristics in these sectors. We continue to underweight Energy and Financials. Reflecting our concern over economic growth, we recently decided to underweight Industrials as well.

If the Financials sector was a minefield last year, then our strong stock selection allowed us to navigate without getting blown up. The fallout from the subprime crisis affected some of our holdings, but the bulk of our holdings were not credit-sensitive. For example, shares of supplemental insurer Aflac rose 38% for the year.3 Aflac does not lend money and the majority of its revenues come from abroad. Our stock selection within Energy was strong as well, which more than offset the negative effect of underweighting the sector. FMC Technologies, a leader in environmentally safe sub-sea oil production, saw its stock rise 84% for the year on continually improving fundamentals. In other sectors, we had strong performers in Apple, Nokia, and Stryker.

The weak performers in the Portfolio were primarily in the Consumer Discretionary sector. While we believed that our retail holdings had relatively low exposure to a decline in consumer spending, our stocks underperformed the market by a significant amount. In fact, Bed Bath & Beyond and Kohl's each fell by more than 20%. Outside of retail, Amgen and Wachovia both produced disappointing results for the year.

Outlook

Going forward, we anticipate that more financial companies will be writing off losses and economic growth will continue to slow--although we do not expect a recession. The weak U.S. dollar and stronger overseas growth will help underpin substantial portions of our economy. That said, we believe earnings expectations for the overall market are too high for 2008. So, if the Fed doesn't aggressively cut interest rates, the stock market could stay choppy in the first half of the year.

While we are cautious about the broader outlook, we are quite enthusiastic about the environment for high-quality, large-cap growth companies. We believe the reversal of trends in risk-taking, growth versus value, and large-cap versus small-cap are likely to continue for the foreseeable future. Despite the economic slowdown, we expect most companies in the Portfolio to achieve double-digit earnings growth in 2008 and beyond. We also believe that we are well positioned to play both offense and defense--as we have seldom seen as great an opportunity to purchase high-quality growth companies at such low relative valuations.

Recent Change

Dan Boone stepped down as the lead portfolio manager of the CVS Social Equity Portfolio on December 31, 2007, in accordance with the succession plan that Atlanta Capital Management established in 2001 to provide for an orderly transition of leadership over a multi-year period. He is remaining with Atlanta Capital to manage high-net-worth portfolios and participate in the firm's fundamental research process.

While Boone was designated as the lead manager for the Portfolio, its management is truly a team effort -- the same team will continue except that I will now serve as the lead portfolio manager. Rest assured that the team is still dedicated to the same high-quality growth philosophy that has served you well over the years.

Sincerely,

Richard England
Managing Director, Equities
Atlanta Capital Management Company, L.L.C.

January 2008

1. Large-cap stocks, as represented by the S&P 500 Index, earned 5.49% for the 12-month period ended December 31, 2007, versus -0.29% for the S&P Small Cap 600 Index.

2. The S&P 500/Citigroup Growth Index earned 9.13% for the 12-month period ended December 31, 2007, versus 1.99% for the S&P 500/Citigroup Value Index.

3. All returns shown for individual holdings reflect the part of the reporting period that the holdings were held.

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: Aflac 3.3%, FMC Technologies 3.6%, Apple 1.6%, Nokia 2.0%, Stryker 2.4%, Bed Bath & Beyond 1.1%, Kohl's 2.5%, Amgen 0%, and Wachovia 0%. All portfolio holdings are subject to change without notice.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc. should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

CVS Calvert Social Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
CVS Calvert Social Equity Portfolio - $14,304
S&P 500 Index - $15,118

Average Annual Total Return
(period ended 12.31.07)

One year	9.99%
Five Year	10.63%
Since Inception (4.30.02)	6.51%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

% of Total
Economic Sectors	Investments
Consumer Discretionary	9.1%
Consumer Staples	12.3%
Energy	6.4%
Financials	11.9%
Health Care	17.6%
Industrials	10.8%
Information Technology	25.4%
Materials	4.1%
Utilities	2.4%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07

Actual	$1,000.00	$1,048.20	$5.38
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.95	$5.31

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Equity Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG, LLP

Philadelphia, Pennsylvania
February 22, 2008

Equity Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 97.0%	Shares	Value
Capital Markets - 6.7%
Bank of New York Mellon Corp.	5,688	$277,347
Charles Schwab Corp.	4,000	102,200
Goldman Sachs Group, Inc.	500	107,525
SEI Investments Co.	7,300	234,841
		721,913

Chemicals - 3.9%
Air Products & Chemicals, Inc.	2,800	276,164
Ecolab, Inc.	2,900	148,509
		424,673

Communications Equipment - 6.3%
Cisco Systems, Inc.*	17,000	460,190
Nokia Oyj (ADR)	5,600	214,984
		675,174

Computers & Peripherals - 3.4%
Apple, Inc.*	900	178,272
Network Appliance, Inc.*	7,400	184,704
		362,976

Consumer Finance - 1.6%
American Express Co.	3,300	171,666

Electrical Equipment - 6.2%
Cooper Industries Ltd.	6,500	343,720
Emerson Electric Co.	5,700	322,962
		666,682

Energy Equipment & Services - 3.6%
FMC Technologies, Inc.*	6,800	385,560

Food & Staples Retailing - 4.8%
Costco Wholesale Corp.	2,800	195,328
SYSCO Corp.	3,200	99,872
Walgreen Co.	6,000	228,480
		523,680

Gas Utilities - 2.3%
Questar Corp.	4,600	248,860

Health Care Equipment & Supplies - 11.8%
Medtronic, Inc.	6,800	341,836
Respironics, Inc.*	4,900	320,852
St. Jude Medical, Inc.*	3,300	134,112
Stryker Corp.	3,400	254,048
Varian Medical Systems, Inc.*	4,400	229,504
		1,280,352

Health Care Providers & Services - 1.1%
Laboratory Corp. of America Holdings*	1,500	113,295

Household Products - 7.1%
Colgate-Palmolive Co.	4,900	382,004
Procter & Gamble Co.	5,300	389,126
		771,130

Equity Securities - Cont'd	Shares	Value
Insurance - 3.3%
Aflac, Inc.	5,700	$356,991

Internet Software & Services - 1.0%
Google, Inc.*	160	110,637

IT Services - 3.0%
Automatic Data Processing, Inc.	3,700	164,761
Cognizant Technology Solutions Corp.*	4,800	162,912
		327,673

Life Sciences - Tools & Services - 1.0%
Pharmaceutical Product Development, Inc.	2,800	113,036

Machinery - 4.3%
Deere & Co.	2,000	186,240
Dover Corp.	6,100	281,149
		467,389

Media - 1.3%
Omnicom Group, Inc.	2,900	137,837

Multiline Retail - 4.4%
Kohl's Corp.*	5,900	270,220
Target Corp.	4,100	205,000
		475,220

Office Electronics - 1.3%
Zebra Technologies Corp.*	4,100	142,270

Oil, Gas & Consumable Fuels - 2.6%
EOG Resources, Inc.	3,200	285,600

Pharmaceuticals - 3.1%
Johnson & Johnson	1,700	113,390
Novartis AG (ADR)	4,100	222,671
		336,061

Semiconductors & Semiconductor Equipment - 4.3%
Intel Corp.	8,200	218,612
Texas Instruments, Inc.	7,300	243,820
		462,432

Software - 5.4%
Citrix Systems, Inc.*	4,000	152,040
Microsoft Corp.	12,200	434,320
		586,360

Specialty Retail - 3.2%
Bed Bath & Beyond, Inc.*	3,900	114,621
Staples, Inc.	9,800	226,086
		340,707
Total Equity Securities (Cost $8,207,411)		10,488,174

TOTAL INVESTMENTS (Cost $8,207,412) - 97.0%		10,488,174
Other assets and liabilities, net - 3.0%		320,147
Net Assets - 100%		$10,808,321

Net Assets Consist of:
Par value and paid-in capital applicable to 530,331 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,816,383
Accumulated net realized gain (loss) on investments		(288,824)
Net unrealized appreciation (depreciation) on investments		2,280,762

Net Assets		$10,808,321

Net Asset Value Per Share		$20.38

*     Non-income producing security.

Abbreviations:

ADR:   American Depositary Receipts

See notes to financial statements.

Equity Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $562)	$106,445
Interest income	65
Total investment income	106,510

Expenses:
Investment advisory fee	52,377
Transfer agency fees and expenses	8,915
Directors' fees and expenses	1,216
Administrative fees	20,951
Accounting fees	1,691
Custodian fees	5,756
Reports to shareholders	3,855
Professional fees	20,427
Miscellaneous	781
Total expenses	115,969
Reimbursement from Advisor	(1,120)
Fees paid indirectly	(5,288)
Net expenses	109,561

Net Investment Income (Loss)	(3,051)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	437,883
Change in unrealized appreciation or (depreciation)	557,809

Net Realized and Unrealized Gain (Loss) on Investments	995,692

Increase (Decrease) in Net Assets
Resulting From Operations	$992,641

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($3,051)	($342)
Net realized gain (loss)	437,883	351,853
Change in unrealized appreciation or (depreciation)	557,809	562,448

Increase (Decrease) in Net Assets
Resulting From Operations	992,641	913,959

Distributions to shareholders from:
Net realized gain	(531,437)	--

Capital share transactions:
Shares sold	1,626,415	2,289,992
Reinvestment of distributions	531,437	--
Shares redeemed	(1,748,952)	(1,845,440)
Total capital share transactions	408,900	444,552

Total Increase (Decrease) in Net Assets	870,104	1,358,511

Net Assets
Beginning of year	9,938,217	8,579,706
End of year	$10,808,321	$9,938,217

Capital Share Activity
Shares sold	79,440	126,132
Reinvestment of distributions	25,886	--
Shares redeemed	(85,042)	(100,948)
Total capital share activity	20,284	25,184

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $4,578 was payable at year end. In addition, $4,591 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $1,120 for the year ended December 31, 2007.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,831 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,117,638 and $4,209,257, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $8,219,203. Net unrealized appreciation aggregated $2,268,971, of which $2,393,368 related to appreciated securities and $124,397 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $103,037, $242,391 and $2,240 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2010, December 2011 and December 2012, respectively. The Portfolio's use of net capital loss carryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2007, and December 31, 2006 were as follows:

Distributions paid from:	2007	2006
Long-term capital gain	$531,437	--
Total	$531,437	--

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long term capital gain	$70,635
Capital loss carryforward	(347,668)
Unrealized appreciation (depreciation)	2,268,971
Total	$1,991,938

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses and built-in losses acquired from the Ohio National Fund, Inc., Social Awareness Portfolio.

Undistributed net investment income	$3,051
Accumulated net realized gain (loss)	(28,967)
Paid in capital	25,916

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit during the year ended December 31, 2007.

Tax Information (Unaudited)

Equity Portfolio designates $531,437 as capital gain dividends for the calendar year ended December 31, 2007.

Equity Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$19.48	$17.70	$16.94
Income from investment operations
Net investment income (loss)	(.01)	***	(.01)
Net realized and unrealized gain (loss)	1.96	1.78	.78
Total from investment operations	1.95	1.78	.77
Distributions from
Net investment income	--	--	(.01)
Net realized gain	(1.05)	--	--
Total distributions	(1.05)	--	--
Total increase (decrease) in net asset value	.90	1.78	.76
Net asset value, ending	$20.38	$19.48	$17.70

Total return*	9.99%	10.06%	4.54%
Ratios to average net assets: A
Net investment income (loss)	(.03%)	(.004%)	(.05%)
Total expenses	1.11%	1.15%	1.34%
Expenses before offsets	1.10%	1.14%	1.12%
Net expenses	1.05%	1.07%	1.08%
Portfolio turnover	41%	42%	34%
Net assets, ending (in thousands)	$10,808	$9,938	$8,580

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$15.82	$12.94
Income from investment operations
Net investment income (loss)	.02	(.01)
Net realized and unrealized gain (loss)	1.11	2.89
Total from investment operations	1.13	2.88
Distributions from
Net investment income	(.01)	--
Total increase (decrease) in net asset value	1.12	2.88
Net asset value, ending	$16.94	$15.82

Total return*	7.16%	22.27%
Ratios to average net assets: A
Net investment income (loss)	.14%	(.07%)
Total expenses	1.35%	1.52%
Expenses before offsets	1.12%	1.09%
Net expenses	1.08%	1.06%
Portfolio turnover	16%	84%
Net assets, ending (in thousands)	$9,564	$6,983

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

***     Per share equals (.0007).

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2007, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account management's discussion of the steps taken to address the Portfolio's performance, as well as the improvement in the Portfolio's more recent performance. The Board also noted management's continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference

December 31, 2007

Annual Report

Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert social International Equity Portfolio
Managed by Acadian Asset Management, Inc.

Dear Investor:

Performance

CVS Calvert Social International Equity Portfolio returned 2.52%* for the 12-month period ended December 31, 2007, while the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index returned 11.63%. Stock selection drove the Portfolio's underperformance relative to the benchmark.

On December 6, 2007, the Directors of Calvert Variable Series approved a change in benchmarks from MSCI EAFE Standard Index to MSCI EAFE Investable Market Index (IMI). This was due to a change in the index reconstitution process at MSCI, which would have significantly narrowed the scope of MSCI EAFE Standard Index. The new benchmark better reflects the broad range of stocks from which the Portfolio's managers choose.

Investment Climate

International equity markets finished the year in positive territory, demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. But summer troubles in the U.S. subprime mortgage industry and the ensuing global credit crunch overshadowed generally solid fundamentals for the remainder of the year.

In the U.S., the Standard & Poor's 500 Index rose 5.49% for the year amid signs that problems in the housing and mortgage industries would spread to the broader economy. While the Federal Reserve cut its target federal funds rate a total of one percentage point between September and December, economic indicators at year-end were still predominantly negative as home sales fell and unemployment claims increased. In this environment, consumer confidence dropped to its lowest level since the aftermath of Hurricane Katrina in October 2005. There was one bright spot for Americans who invested abroad--the value of the U.S. dollar continued to weaken over the year and generally increased returns for international stocks when returns were calculated in U.S. dollars rather than local currency.

America's neighbor to the north fared better in 2007. Canadian stocks advanced 30.24% in U.S.-dollar terms1 as a strong loonie (Canadian dollar), low unemployment, and high demand for commodities spurred economic expansion.

European equity markets had a solid year, collectively advancing 14.39% in U.S.-dollar terms. German stocks rose 35.93% as a record-low unemployment rate fueled consumer demand. France gained 14.03% amid buoyant business sentiment, yet Italy advanced a modest 7.26% due to a slowdown in household spending. The United Kingdom returned 8.39% as interest rates climbed to a six-year high and tempered the country's property boom.

The Asia-Pacific region returned 5.61% in U.S.-dollar terms. Japan continued to trail its Asian counterparts, falling 4.14% amid weak economic conditions and mounting concerns about a potential economic slowdown in a key trade market such as the U.S. Elsewhere in the region, Hong Kong advanced 41.20% amid low unemployment, Singapore rose 28.38%, and Australia gained 29.79%.

Despite elevated market volatility and growing risk aversion in the latter half of the year, emerging markets posted strong gains of 39.78% as commodity prices soared and private consumption steadily improved in many countries. Latin American emerging markets fared best, collectively rising 50.67%. Top performers included Brazil, up 79.99%, and Peru, up 94.74%. In Asia, China rose 66.24% and India gained 73.11%. Turkey led the Eastern European region with a gain of 74.81%.

Portfolio Strategy

The Portfolio's style and capitalization weightings hampered returns in a highly volatile period marked by increasing risk aversion among investors. While the Portfolio is primarily a large-cap fund, it has a diversified mix of holdings and owned a number of value-oriented and small- to mid-cap stocks. Both value and smaller-cap stocks significantly underperformed for the period, as investors focused on earnings-driven large-cap stocks. Therefore, stock selection drove the Portfolio's underperformance relative to the benchmark, although successful country allocations partially reduced these losses.

Stock selection in the U.K., France, and the Netherlands was particularly costly. British Airways shares declined after announcement of a new "open skies" accord between the U.S. and European Union, which should increase the competition at London's Heathrow airport. French capital goods maker Vallourec performed poorly on concerns that it wouldn't be able to sustain year-over-year growth. However, the Portfolio's relative performance was also hurt by stocks it did not hold. Several of the year's top performing stocks failed our social screens and the rest were not seen as attractive candidates by our stock-selection models.

Other factors that positively contributed to performance included an active allocation to Russia, where Mobile TeleSystems was a top performer. Stock selection combined with an overweighting to Germany helped as well, with automaker Volkswagen driving gains in this market. Stock selection and an underweighting to Japan also helped. A position in Nikon was rewarded, and we also benefited from our underweight of the Japanese banking sector.

Outlook

Global stock markets remain highly volatile as investors struggle with fears of a U.S.-led global recession, tighter credit markets, record oil prices, and interest-rate uncertainty. All of this may take some time to play out. Problems in the U.S. housing and mortgage industries and the resulting credit crunch will continue to have a negative effect, the magnitude of which is still unknown.

On the upside, markets tend to account for economic events before they happen and should be highly responsive to interest-rate cuts and a positive longer-term outlook. Also, market volatility has generated a broader range of valuations and return forecasts--creating an environment ripe for active stock selection and underscoring the importance of global diversification.

We continue to be positive on Europe as a whole. Corporate profitability is increasing, economic growth has been resilient, and stock valuations are still relatively attractive. Sectors we like most in this region include energy and autos, but we see technology as less attractive. For countries, we favor the United Kingdom; however, the unusually high transaction costs of U.K. stocks tend to reduce the number that end up in our portfolios, so this country is likely to remain underweighted.

Our short-term forecast for Japan remains slightly negative, but it has improved recently and we are now positive on its energy, automobile, and telecommunications industries. Australia and New Zealand are also attractive markets in the Australasian region.

Many emerging markets--such as Malaysia, the Philippines, Russia, and Turkey--remain positively ranked within our framework. Latin America continues to include a range of forecasts for individual markets. Overall, we expect another solid year for global equities relative to domestic equities.

Sincerely,

Raymond Mui
Senior Vice President
Portfolio Manager
Acadian Asset Management, Inc.
January 2008

1. Source for all country and regional returns in this section is www.mscibarra.com.

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: British Airways 0.9%, Vallourec 0%, Mobile TeleSystems 3.0%, Volkswagen 4.1%, and Nikon 3.2%. All portfolio holdings are subject to change without notice.

Calvert Social International Equity Portfolio of the Calvert Variable Series, Inc. should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

CVS Calvert Social International Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	2.52%
Five year	17.44%
Ten year	6.39%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Fund's new benchmark index, the MSCI EAFE IMI, is not shown here because it does not yet include one year of performance data.

New Subadvisor assumed management of the Portfolio effective March 2006. An earlier subadvisor change occurred in March 2002.

% of Total
Economic Sectors	Investments
Consumer Discretionary	13.5%
Consumer Staples	4.1%
Energy	11.5%
Financials	27.5%
Health Care	1.6%
Industrials	11.4%
Information Technology	6.7%
Materials	10.7%
Telecommunication Services	11.2%
Utilities	1.8%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/07	12/31/07	7/1/07 - 12/31/07
Actual	$1,000.00	$934.20	$7.90
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.04	$8.24

* Expenses are equal to the Fund's annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social International Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social International Equity Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

International Equity Portfolio
Statement of Net Assets
December 31, 2007

Equity Securities - 99.5%	Shares	Value
Australia - 2.9%
BlueScope Steel Ltd.	7,900	$66,938
CSL Ltd.	297	9,482
OneSteel Ltd.	1,299	7,014
Origin Energy Ltd.	14,810	115,085
Santos Ltd.	41,565	515,326
		713,845

Austria - 2.9%
Voestalpine AG	9,956	719,803

Belgium - 4.1%
Delhaize Group	3,525	310,254
Dexia SA	25,095	632,171
KBC Groep NV	466	65,543
		1,007,968

Canada - 4.3%
EnCana Corp.	5,500	376,159
Magna International, Inc.	400	32,496
Teck Cominco Ltd., Class B	17,862	641,219
		1,049,874

Finland - 1.4%
Kesko Oyj, Series B	1,500	82,723
Metso Oyj	61	3,329
Nokia Oyj	150	5,816
Outotec Oyj	1,637	89,991
Rautaruukki Oyj	3,759	162,952
		344,811

France - 6.1%
Air France-KLM	5,750	202,183
BNP Paribas SA	784	85,074
Cap Gemini SA	1,845	115,992
CNP Assurances SA	255	33,178
Credit Agricole SA	9,391	316,754
France Telecom SA	4,926	177,315
Sanofi-Aventis SA	916	84,345
Societe Generale Groupe	3,394	490,910
		1,505,751

Germany - 8.6%
Beiersdorf AG	1,302	100,890
Commerzbank AG	611	23,458
Epcos AG	258	4,478
Muenchener Rueckversicherungs AG	4,867	945,974
Suedzucker AG	579	13,705
Volkswagen AG:
Non-Voting Preferred	149	21,785
Ordinary	4,372	997,804
		2,108,094

Greece - 0.4%
National Bank of Greece SA	1,430	98,223

Equity Securities - Cont'd	Shares	Value
Hong Kong - 3.7%
Esprit Holdings Ltd.	7,600	$113,941
Hong Kong Exchanges and Clearing Ltd.	28,500	807,038
		920,979

Italy - 0.2%
Indesit Co. SpA	3,069	47,652

Japan - 19.2%
Amada Co. Ltd.	2,000	17,580
Astellas Pharma, Inc.	2,100	91,545
Brother Industries Ltd.	9,943	128,432
Central Japan Railway Co.	41	349,756
FamilyMart Co. Ltd.	1,100	34,364
FUJIFILM Holdings Corp.	3,300	139,722
Hino Motors Ltd.	17,000	110,630
Kawasaki Kisen Kaisha Ltd.	3,000	29,486
Matsushita Electric Industrial Co. Ltd.	6,000	124,334
Mitsubishi Chemical Holdings Corp.	29,500	226,568
Mitsui OSK Lines Ltd.	58,000	740,348
Mitsumi Electric Co. Ltd.	1,500	51,023
NGK Insulators Ltd.	3,000	81,368
Nichirei Corp.	3,000	12,487
Nikon Corp.	23,000	796,760
Nintendo Co. Ltd.	1,900	1,137,806
Nisshin Steel Co. Ltd.	97,000	341,234
NTT Data Corp.	2	8,898
Olympus Corp.	3,000	124,066
Saizeriya Co. Ltd.	900	13,381
Santen Pharmaceutical Co. Ltd.	200	4,950
Sumitomo Electric Industries Ltd.	7,700	122,480
Tokyo Electron Ltd.	64	3,930
Toyo Seikan Kaisha Ltd.	2,100	37,257
		4,728,405

Mexico - 0.7%
Grupo Financiero Banorte SAB de CV	11,300	46,694
Telefonos de Mexico SAB de CV	65,700	121,596
		168,290

Netherlands - 4.1%
ASML Holding NV*	75	2,375
Hunter Douglas NV	1,101	81,581
ING Groep NV (CVA)	22,331	873,362
Oce NV	2,219	40,164
		997,482

Norway - 1.8%
Orkla ASA	4,450	86,257
Petroleum Geo-Services ASA	12,550	364,607
		450,864

Portugal - 0.0%
Portugal Telecom SGPS SA	263	3,434

Russia - 5.0%
Golden Telecom, Inc.*	400	40,380
Mobile Telesystems OJSC (ADR)	7,296	742,660
Vimpel-Communications (ADR)	10,800	449,280
		1,232,320

Equity Securities - Cont'd	Shares	Value
Singapore - 0.3%
Neptune Orient Lines Ltd.	5,000	$13,582
Singapore Exchange Ltd.	6,415	59,807
		73,389

South Africa - 1.2%
ABSA Group Ltd.	1,868	30,339
BIDVest Group Ltd.	1,699	29,956
Discovery Holdings Ltd.	1,028	4,081
FirstRand Ltd.	11,192	32,343
Investec Ltd.	1,029	9,824
MTN Group Ltd.	1,525	28,575
New Clicks Holdings Ltd.	10,086	21,561
Pick'n Pay Stores Ltd.	1,919	10,563
Telkom South Africa Ltd.	5,116	103,303
Tiger Brands Ltd.	734	18,043
VenFin Ltd.	2,900	10,702
		299,290

South Korea - 1.9%
KT Corp. (ADR)*	18,400	474,720

Spain - 3.9%
Gas Natural SDG SA	775	45,346
Iberia Lineas Aereas de Espana SA	8,029	35,217
Repsol YPF SA	24,604	877,004
		957,567

Sweden - 1.7%
Nordea Bank AB	500	8,355
Skandinaviska Enskilda Banken AB	1,500	38,410
SKF AB, Series B	2,453	41,559
SSAB Svenskt Stal AB	12,238	333,254
		421,578

Switzerland - 3.1%
Baloise Holding AG	264	26,000
Geberit AG	384	52,742
Roche Holding AG	329	56,841
Swatch Group AG	370	111,524
Swiss Re	80	5,685
Zurich Financial Services AG	1,753	514,837
		767,629

United Kingdom - 17.3%
3i Group plc	17,544	350,279
Aegis Group plc	25,931	60,393
Aviva plc	12,670	169,737
Barclays plc	13,859	139,042
Barratt Developments plc	659	5,975
BG Group plc	1,441	32,987
British Airways plc*	34,951	215,504
British Land Co. plc	4,271	80,342
BT Group plc	111,826	607,144
Centrica plc	35,007	249,995
Compass Group plc	7,465	45,843
De La Rue plc	2,869	55,768
Emap plc	5,156	94,425
GlaxoSmithKline plc	874	22,252
Hays plc	16,302	37,481
HBOS plc	13,712	200,619
Home Retail Group plc	13,929	90,945
IMI plc	7,787	61,034
International Power plc	3,966	35,803

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Invensys plc*	4,068	$18,382
J Sainsbury plc	8,718	73,798
Legal & General Group plc	30,845	80,188
Lloyds TSB Group plc	7,692	72,271
Man Group plc	4,648	52,646
Marks & Spencer Group plc	1,356	15,116
Michael Page International plc	1,242	7,120
Mondi plc	9,094	76,936
Next plc	14,517	469,296
Northern Foods plc	22,560	42,213
Persimmon plc	1,872	29,811
Prudential plc	2,115	29,976
Reckitt Benckiser Group plc	757	43,911
Royal Bank of Scotland Group plc	41,967	370,915
Scottish & Southern Energy plc	3,072	100,166
Tate & Lyle plc	16,130	142,882
Tesco plc	2,727	25,907
Whitbread plc	2,107	58,719
		4,265,821

United States - 4.7%
Alberto-Culver Co.	3,600	88,344
Big Lots, Inc.*	1,600	25,584
Chubb Corp.	300	16,374
Cummins, Inc.	1,200	152,844
Deere & Co.	400	37,248
Emerson Electric Co.	100	5,666
Federated Investors, Inc., Class B	700	28,812
Idearc, Inc.	2,000	35,120
Learning Tree International, Inc.*	800	18,368
Noble Corp.	7,142	403,594
Parker Hannifin Corp.	300	22,593
Tempur-Pedic International, Inc.	562	14,595
Terex Corp.*	2,400	157,368
Tidewater, Inc.	2,500	137,150
		1,143,660

Total Equity Securities (Cost $22,766,404)		24,501,449

TOTAL INVESTMENTS (Cost $22,766,404) - 99.5%		24,501,449
Other assets and liabilities, net - 0.5%		126,438
Net Assets - 100%		$24,627,887

Net Assets Consist Of:
Paid-in capital applicable to 1,304,555 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$22,238,795
Undistributed net investment income		55,946
Accumulated net realized gain (loss) on investments and foreign currency transactions		596,666
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies		1,736,480

Net Assets		$24,627,887

Net Asset Value Per Share		$18.88

*     Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $74,534)	$707,839
Total investment income	707,839

Expenses:
Investment advisory fee	198,955
Transfer agency fees and expenses	23,515
Directors' fees and expenses	3,112
Administrative fees	92,846
Accounting fees	4,345
Custodian fees	73,758
Reports to shareholders	7,134
Professional fees	21,652
Miscellaneous	2,905
Total expenses	428,222
Fees paid indirectly	(6,769)
Net expenses	421,453

Net Investment Income	286,386

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,059,858
Foreign currency transactions	11,659
3,071,517

Change in unrealized appreciation (depreciation):
Investments and foreign currencies	(2,775,599)
Assets and liabilities denominated in foreign currencies	413
(2,775,186)

Net Realized and Unrealized Gain (Loss)	296,331

Increase (Decrease) in Net Assets
Resulting From Operations	$582,717

See notes to financial statements.

International Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$286,386	$169,358
Net realized gain (loss)	3,071,517	3,670,428
Change in unrealized appreciation or (depreciation)	(2,775,186)	1,318,329

Increase (Decrease) in Net Assets
Resulting From Operations	582,717	5,158,115

Distributions to shareholders from:
Net investment income	(278,501)	(127,863)
Net realized gain	(3,605,235)	(1,175,828)
Total distributions	(3,883,736)	(1,303,691)

Capital share transactions:
Shares sold	5,843,674	5,184,005
Reinvestment of distributions	3,883,737	1,303,699
Shares redeemed	(6,899,244)	(4,262,656)
Total capital share transactions	2,828,167	2,225,048

Total Increase (Decrease) in Net Assets	(472,852)	6,079,472

Net Assets
Beginning of year	25,100,739	19,021,267
End of year (including undistributed net investment income of $55,946 and $36,402, respectively)	$24,627,887	$25,100,739

Capital Share Activity
Shares sold	251,860	251,564
Reinvestment of distributions	205,271	59,530
Shares redeemed	(300,972)	(214,945)
Total capital share activity	156,159	96,149

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the year.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $15,644 was payable at year end. In addition, $14,850 was payable at year end for operating expenses paid by the Advisor during December 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. Under the terms of the agreement, $7,301 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,685 for the year ended December 31, 2007. Under the terms of the agreement, $116 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,325,121 and $26,044,892 respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $22,797,327. Net unrealized appreciation aggregated $1,704,122, of which $3,130,169 related to appreciated securities and $1,426,047 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$993,629	$127,863
Long-term capital gain	2,890,107	1,175,828
Total	$3,883,736	$1,303,691

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$262,624
Undistributed long-term capital gain	420,911
Unrealized appreciation (depreciation)	1,704,122
Total	$2,387,657

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions.

Undistributed net investment income	$11,659
Accumulated net realized gain (loss)	(11,659)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED AVERAGE DAILY BALANCE	AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$26,364	5.53%	$371,151	November 2007

Tax Information (Unaudited)

International Equity Portfolio designates $2,890,107 as capital gain dividends paid during the calendar year ended December 31, 2007.

International Equity Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$21.86	$18.08	$16.49
Income from investment operations
Net investment income	.26	.15	.15
Net realized and unrealized gain (loss)	.30	4.83	1.50
Total from investment operations	.56	4.98	1.65
Distributions from
Net investment income	(.25)	(.12)	(.06)
Net realized gain	(3.29)	(1.08)	--
Total distributions	(3.54)	(1.20)	(.06)
Total increase (decrease) in net asset value	(2.98)	3.78	1.59
Net asset value, ending	$18.88	$21.86	$18.08

Total return*	2.52%	27.51%	10.00%
Ratios to average net assets: A
Net investment income	1.08%	.81%	.83%
Total expenses	1.61%	1.86%	2.21%
Expenses before offsets	1.61%	1.86%	2.15%
Net expenses	1.59%	1.79%	2.03%
Portfolio turnover	96%	137%	62%
Net assets, ending (in thousands)	$24,628	$25,101	$19,021

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$14.09	$10.93
Income from investment operations
Net investment income	.06	.02
Net realized and unrealized gain (loss)	2.47	3.43
Total from investment operations	2.53	3.45
Distributions from
Net investment income	(.13)	(.29)
Net realized gains	--	--
Total distributions	(.13)	(.29)
Total increase (decrease) in net asset value	2.40	3.16
Net asset value, ending	$16.49	$14.09

Total return*	17.95%	31.56%
Ratios to average net assets: A
Net investment income	.43%	.33%
Total expenses	2.18%	2.42%
Expenses before offsets	2.08%	2.28%
Net expenses	2.02%	2.24%
Portfolio turnover	68%	86%
Net assets, ending (in thousands)	$18,712	$14,171

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one- and five-year periods ended June 30, 2007 the Portfolio had outperformed its Lipper index and underperformed its Lipper index for the three-year period. The Portfolio was at the median of its peer group for the one-year period ended June 30, 2007 and below the median of its peer group for the three- and five-year periods. The Board took into account the Portfolio's recent performance, noting that the Subadvisor had managed the Portfolio since March 2006. Based upon its review, the Board concluded that appropriate action has been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above a certain asset level. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference

December 31, 2007

Annual Report

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC

Dear Investor:

Performance

In the 12 months ended December 31, 2007, CVS Calvert Social Mid Cap Growth Portfolio returned 10.09%* compared with 11.43% for the Russell Midcap® Growth Index. Stock selection in several key sectors caused the Fund's underperformance relative to its benchmark.

Investment Climate

Economic weakness at the beginning of 2007 gave way to a stronger U.S. economy in the second and third quarters. Fourth quarter expectations are pessimistic, but we expect that annual economic growth, as measured by gross domestic product (GDP), will average the 2.5% we forecast a year ago. Core inflation has remained benign (at 2% or less) although headline numbers have stayed high thanks to energy and food inflation.

However, it was a tumultuous year for the financial markets. The subprime mortgage turmoil and resulting credit crisis sent volatility soaring, and some bellwether companies saw their security prices plummet as the good was sold off with the bad in August. In response, the Federal Reserve (Fed) lowered interest rates several times between September and year-end, which will hopefully calm the markets and boost investor confidence.

But the year was also notable for the reversal of several trends that had dominated the equity markets for more than five years: small-cap stocks outperforming mid- and large-cap stocks, and value leading growth. In fact, large-cap stocks had the strongest performance for the year, gaining 5.77% versus 5.60% for mid-caps and -1.57% for small-caps.1 The Russell Midcap® Growth Index topped the Russell Midcap® Value Index by almost 13 percentage points for the period.2

Portfolio Strategy

Portfolio Changes

During the year, we sold 21 stocks and purchased 18 new ones. We replaced XTO Energy, which had grown outside the mid-cap range, with St. Mary Land & Exploration. We sold several holdings to limit our exposure to the weakening home-building market: Eagle Materials, industrial-fluids firm Graco, KB Home, and Pulte Homes. We replaced them with Donaldson, a producer of filtration systems; Genlyte Group, a lighting fixture manufacturer; and Middleby, a commercial kitchen supplier. We later sold Genlyte on news that it would be acquired by Phillips Electronics.

To increase our exposure to the Technology sector, we added industrial laser manufacturer Rofin-Sinar Technologies, imaging equipment maker FLIR Systems, and software provider Sybase. In Health Care, we sold pharmacy-services provider Omnicare due to the deteriorating quality of its fundamentals, taking advantage of a temporary sell-off to replace it with Laboratory Corporation of America Holdings. Financials holding First Marblehead, a provider of outsourcing services for private education lenders, replaced SLM (Sallie Mae), which had grown outside the mid-cap range.

Key Performance Factors

Overall, our sector selection was strong, but our stock selection was negative. Our overweight to the Materials sector and underweight to the Consumer Discretionary and Telecommunications sectors helped returns, but underweights to Industrials and Energy detracted from performance. Stock selection was strong in Technology, Consumer Discretionary, and Consumer Staples, but weak in Industrials, Financials, and Energy.

Four Technology holdings-- Rofin-Sinar Technologies (53.7% return), ANSYS (90.7%), Amphenol (49.6%), and Mettler-Toledo International (44.3%)3--were buoyed by strong earnings reports throughout the year. Other stocks that benefited from strong earnings reports were Strayer Education (64.2%) in Consumer Discretionary and Praxair (52.1%) in Materials. News that they were being acquired helped Guitar Center, up 33.2%, and gynecological-diagnostics company Cytyc, up 51.8%.

On the other hand, Industrials holdings Pacer International (-35%) and WESCO International (-32.6%) struggled as slowing economic growth fueled investor pessimism in cyclical areas. FirstFed Financial fell 34%, First Marblehead sank 71.9%, and Ambac Financial dropped 70.8% due to the credit market turmoil.

Outlook

While some analysts are forecasting a U.S. recession in 2008, we do not think this will be the case. We believe that GDP will again expand 2.0% to 2.5% and core inflation should remain at 2% or less. Consumer spending has stayed solid, although more of the wallet is going toward necessities like food and energy. Also, a weaker dollar combined with strong economic growth overseas has boosted exports and lowered the trade deficit. In our view, this all means that the Fed may lower interest rates significantly to avoid a deeper credit crunch and bolster both the economy and the markets.

If the credit situation eases and investor confidence returns, we believe the stock market may have another high single-digit return year. However, any weakening in U.S. employment (which has remained resilient) and worsening of credit availability could jeopardize this. Higher energy prices and adverse geopolitical events are risks as well. Also, the U.S. is facing the uncertainty of a presidential election this year.

In preparation, we have lowered the Portfolio's weightings to Consumer Discretionary and Financials and increased its weightings to Technology and Industrials--particularly to companies with global exposure. At some point, the Financials and Consumer Discretionary sectors may become attractive again, but we plan to stay cautious in the near term and wait until the dust settles.

Overall, we remain cautiously optimistic as it appears that both the economy and the stock market are poised for continued moderate expansion. We believe this should benefit the stocks that we seek to invest in-- companies with high forecast earnings growth and strong profitability that are selling at relatively reasonable valuations.

Sincerely,

Michelle R. Clayman, CFA Managing Partner Chief Investment Officer New Amsterdam Partners, LLC	Nathaniel Paull, CFA Partner Senior Portfolio Manager New Amsterdam Partners, LLC

January 2008

Note: We welcome our investors who joined us when the former Calvert Social Small Cap Growth Portfolio merged into Calvert Social Mid Cap Growth in September 2007.

1. Mid-cap stocks are represented by the Russell Midcap® Index, large-caps by the Russell 1000® Index, and small-caps by the Russell 2000® Index.

2. For the one-year period ended December 31, 2007, the Russell Midcap® Growth Index earned 11.4% versus -1.4% for the Russell Midcap® Value Index.

3. All returns shown for individual holdings reflect the part of the reporting period that the holdings were held.

As of December 31, 2007, the following companies represented the following percentages of Fund net assets: XTO Energy 0%, St. Mary Land & Exploration 3.0%, Eagle Materials 0%, Graco 0%, KB Home 0%, Pulte Homes 0%, Donaldson 3.3% , Genlyte Group 0% , Middleby 2.6%, Phillips Electronics 0%, Rofin-Sinar Technologies 4.1%, FLIR Systems 1.0%, Sybase 2.6%, Omnicare 0%, Laboratory Corporation of America Holdings 2.7% , First Marblehead 0.9%, SLM 0%, ANSYS 3.1%, Amphenol 3.6%, Mettler-Toledo 1.5%, Strayer Education 4.4%, Praxair 3.4%, Guitar Center 0%, Cytyc 0%, Pacer International 0%, WESCO International 1.8%, FirstFed Financial 0% and Ambac Financial 0.5%. All portfolio holdings are subject to change without notice

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

CVS Calvert Social Mid Cap Growth Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	10.09%
Five year	11.22%
Ten year	5.21%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective September 2005.

% of Total
Economic Sectors	Investments

Consumer Discretionary	9.7%
Consumer Staples	5.6%
Energy	8.4%
Financials	6.3%
Health Care	20.0%
Industrials	8.8%
Information Technology	28.7%
Materials	5.9%
Utilities	4.8%
U.S. Government Agencies and Instrumentalities	1.8%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 -- 12/31/07

Actual	$1,000.00	$1,002.10	$5.96
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.25	$6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Mid Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Mid Cap Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Mid Cap Growth Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 98.7%	Shares	Value
Beverages - 3.4%
Hansen Natural Corp.*	41,100	$1,820,319

Capital Markets - 4.9%
Affiliated Managers Group, Inc.*	14,000	1,644,440
Federated Investors, Inc., Class B	24,600	1,012,536
		2,656,976

Chemicals - 3.4%
Praxair, Inc.	20,500	1,818,555

Commercial Services & Supplies - 1.0%
Watson Wyatt Worldwide, Inc.	11,860	550,423

Consumer Finance - 0.9%
First Marblehead Corp.	33,300	509,490

Diversified Consumer Services - 4.4%
Strayer Education, Inc.	14,100	2,405,178

Electronic Equipment & Instruments - 15.3%
Amphenol Corp.	41,900	1,942,903
Daktronics, Inc.	44,500	1,004,365
FLIR Systems, Inc.*	17,700	554,010
Itron, Inc.*	17,385	1,668,438
Mettler-Toledo International, Inc.*	7,300	830,740
Rofin-Sinar Technologies, Inc.*	46,600	2,241,926
		8,242,382

Energy Equipment & Services - 5.5%
FMC Technologies, Inc.*	12,000	680,400
Superior Energy Services, Inc*	66,215	2,279,120
		2,959,520

Gas Utilities - 4.8%
Energen Corp.	20,800	1,335,984
Oneok, Inc.	27,800	1,244,606
		2,580,590

Health Care Equipment & Supplies - 2.9%
Hospira, Inc.*	36,700	1,564,888

Health Care Providers & Services - 8.7%
Coventry Health Care, Inc.*	27,950	1,656,038
DaVita, Inc.*	27,400	1,543,990
Laboratory Corp. of America Holdings, Inc.*	19,500	1,472,835
		4,672,863

Household Products - 2.2%
Church & Dwight Co., Inc.	22,400	1,211,168

Insurance - 0.5%
Ambac Financial Group, Inc.	9,500	244,815

IT Services - 2.9%
Global Payments, Inc.	33,600	1,563,072

Equity Securities - Cont'd	Shares	Value
Life Sciences - Tools & Services - 6.3%
Dionex Corp.*	25,500	$2,112,930
Millipore Corp.*	17,900	1,309,922
		3,422,852

Machinery - 6.0%
Donaldson Co., Inc.	38,500	1,785,630
Middleby Corp.*	18,680	1,431,262
		3,216,892

Media - 2.6%
Meredith Corp.	26,000	1,429,480

Metals & Mining - 2.6%
Reliance Steel & Aluminum Co.	26,000	1,409,200

Office Electronics - 1.9%
Xerox Corp.*	63,700	1,031,303

Oil, Gas & Consumable Fuels - 3.0%
St. Mary Land & Exploration Co.	42,100	1,625,481

Pharmaceuticals - 2.2%
Endo Pharmaceuticals Holdings, Inc.*	45,600	1,216,152

Software - 8.8%
ANSYS, Inc.*	40,820	1,692,397
FactSet Research Systems, Inc.	29,800	1,659,860
Sybase, Inc.*	53,100	1,385,379
		4,737,636

Specialty Retail - 2.7%
Ross Stores, Inc.	56,300	1,439,591

Trading Companies & Distributo - 1.8%
WESCO International, Inc.*	25,210	999,324

Total Equity Securities (Cost $45,306,055)		53,328,150

	Principal
U.S. Government Agencies and Instrumentalities - 1.8%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/08	$1,000,000	999,910

Total U.S. Government Agencies and Instrumentalities (Cost $999,910)		999,910

TOTAL INVESTMENTS (Cost $46,305,965) - 100.5%		54,328,060
Other assets and liabilities, net - (0.5%)		(273,085)
Net Assets - 100%		$54,054,975

Net Assets Consist of:
Paid-in capital applicable to 1,770,465 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$45,767,994
Accumulated net realized gain (loss) on investments		264,886
Net unrealized appreciation (depreciation) on investments		8,022,095

Net Assets		$54,054,975

Net Asset Value Per Share		$30.53

*     Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income	$291,332
Interest income	43,658
Total investment income	334,990

Expenses:
Investment advisory fee	331,509
Transfer agency fees and expenses	56,019
Accounting fees	8,355
Directors' fees and expenses	5,656
Administrative fees	127,504
Custodian fees	18,555
Reports to shareholders	16,679
Professional fees	18,266
Miscellaneous	19,808
Total expenses	602,351
Fees paid indirectly	(13,240)
Net expenses	589,111

Net Investment Income (Loss)	(254,121)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,415,151
Change in unrealized appreciation (depreciation)	3,465,934

Net Realized and Unrealized Gain
(Loss) on Investments	4,881,085

Increase (Decrease) in Net Assets
Resulting From Operations	$4,626,964

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($254,121)	($278,174)
Net realized gain (loss)	1,415,151	1,769,488
Change in unrealized appreciation or (depreciation)	3,465,934	2,109,616

Increase (Decrease) in Net Assets
Resulting From Operations	4,626,964	3,600,930

Distributions to shareholders from:
Net realized gain	(1,092,479)	--

Capital share transactions:
Shares sold	6,228,072	5,139,141
Reinvestment of distributions	1,092,479	--
Shares issued from merger (See Note A)	8,151,735	--
Shares redeemed	(14,044,497)	(17,365,103)
Total capital share transactions	1,427,789	(12,225,962)

Total Increase (Decrease) in Net Assets	4,962,274	(8,625,032)

Net Assets
Beginning of year	49,092,701	57,717,733
End of year	$54,054,975	$49,092,701

Capital Share Activity
Shares sold	203,429	184,411
Reinvestment of distributions	35,516	--
Shares issued from merger (See Note A)	257,722	--
Shares redeemed	(461,039)	(630,082)
Total capital share activity	35,628	(445,671)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On September 27, 2007, the net assets of the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio ("Small Cap Portfolio") merged into the Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio ("Mid Cap Portfolio"). The merger was accomplished by a tax-free exchange of 257,722 shares of the Mid Cap Portfolio (valued at $8,151,735) for 499,408 shares of the Small Cap Portfolio outstanding at September 27, 2007. The Small Cap Portfolio's net assets as of September 27, 2007, including $1,386,431 of unrealized appreciation, were combined with those of the Mid Cap Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $30,154 was payable at year end. In addition, $24,830 was payable at year end for operating expenses paid by the Advisor during December 31, 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $11,598 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,859 for the year ended December 31, 2007. Under the terms of the agreement, $84 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $29,976,214 and $31,855,542, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $46,318,768. Net unrealized appreciation aggregated $8,009,292, of which $10,314,497 related to appreciated securities and $2,305,205 related to depreciated securities.

The tax characters of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

Distributions paid from:	2007	2006
Ordinary income	$888,277	--
Long-term capital gain	204,202	--
Total	$1,092,479	--

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$277,689
Unrealized appreciation/(depreciation)	8,009,292
Total	$8,286,981

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses and wash sales acquired from Calvert Social Small Cap Growth Portfolio.

Undistributed net investment income	$254,121
Accumulated net realized gain (loss)	(257,300)
Paid-in Capital	3,179

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$19,195	5.78%	$739,365	September 2007

Tax Information (Unaudited)

Mid Cap Growth Portfolio designates $204,202 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, Mid Cap Growth Portfolio designates 25% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividend-received deduction.

Mid Cap Growth Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$28.30	$26.47	$26.36
Income from investment operations
Net investment income (loss)	(.14)	(.16)	(.22)
Net realized and unrealized gain (loss)	3.00	1.99	.33
Total from investment operations	2.86	1.83	.11
Distributions from
Net realized gains	(.63)	--	--
Total distributions	(.63)	--	--
Total increase (decrease) in net asset value	2.23	1.83	.11
Net asset value, ending	$30.53	$28.30	$26.47

Total return*	10.09%	6.91%	.42%
Ratios to average net assets: A
Net investment income (loss)	(.50%)	(.51%)	(.73%)
Total expenses	1.18%	1.17%	1.20%
Expenses before offsets	1.18%	1.17%	1.19%
Net expenses	1.16%	1.15%	1.17%
Portfolio turnover	59%	38%	142%
Net assets, ending (in thousands)	$54,055	$49,093	$57,718

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$24.11	$18.31
Income from investment operations
Net investment income (loss)	(.20)	(.17)
Net realized and unrealized gain (loss)	2.45	5.97
Total from investment operations	2.25	5.80
Total increase (decrease) in net asset value	2.25	5.80
Net asset value, ending	$26.36	$24.11

Total return*	9.33%	31.68%
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(.87%)
Total expenses	1.17%	1.20%
Expenses before offsets	1.16%	1.19%
Net expenses	1.15%	1.17%
Portfolio turnover	89%	148%
Net assets, ending (in thousands)	$69,492	$62,596

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2007, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account management's discussion of the Portfolio's performance, as well as its potential plans to attempt to improve the Portfolio's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference

December 31, 2007

Annual Report

Calvert Variable Series, Inc.
Calvert Income Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Income Portfolio
Managed by Calvert Asset Management Company, Inc.

Performance

CVS Calvert Income Portfolio returned 4.94%* for the 12-month period ended December 31, 2007, versus 5.11% for the benchmark Lehman U.S. Credit Index. The slight underperformance was largely due to the Portfolio's short duration relative to the Index during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality bonds widened sharply. The Fed's initial attempt to calm the markets was a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

At the beginning of the year, our outlook was that interest rates were much more likely to move higher than lower. We also expected that risk premiums would have to increase since investors were not being adequately compensated for taking on additional risk. As a result, we positioned the Portfolio with a relatively short duration and a bias toward bonds with higher credit quality.

In fact, we saw the inverted yield curve (where yields for short-term securities are higher than yields for long-term securities) throughout most of the first quarter as an opportunity to overweight the Portfolio with very short-term (less than one year to maturity) AAA rated securities.

But summer turmoil from the mortgage market crisis led to a strong rally which hurt relative returns. Treasury yields fell across the maturity spectrum, with short-term yields declining the most during the ensuing flight-to-quality and as the likelihood of Fed interest-rate cuts increased. However, the Portfolio's high-credit-quality bias did continue to help performance.

The Fund's exposure to subprime mortgages was relatively light and largely concentrated in holdings of two mortgage finance companies--both of which had previously engaged in subprime mortgage lending but now focus on providing loans to borrowers with prime credit. As of June 30, 2007, 2.4% of the Portfolio was invested in bonds issued by Residential Mortgage Capital and 1.5% in bonds issued by Countrywide Financial. Before year-end, we reduced the position in Residential Capital to 1.0% and the Countrywide securities matured. The value of bonds issued by a third company, Alliance Mortgage Investment, was written down to near zero following its bankruptcy filing in July. But the Portfolio only held a small investment in its securities (0.1% of the Fund) at that time. Of course, almost all obligations issued or supported by financial services companies may have some exposure to the subprime market or related risks, given their diverse lines of business.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of corporate bonds are still elevated. However, some buyers have emerged to take advantage of market opportunities. Asian and Middle Eastern investors have also made large investments in weakened U.S. financial institutions.

Looking forward, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep inflation from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008. These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities for the Portfolio.

Gregory Habeeb
Senior Portfolio Manager
Calvert Asset Management Company
January 2008

As of December 31, 2007, the following companies represented the following percentages of Fund net assets: Residential Mortgage Capital 1.0%, Countrywide Financial 0%, and Alliance Mortgage Investment 0%. All portfolio holdings are subject to change.

1. GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through November 2007.

3. Employment data though December 2007.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund. Performance of the two funds will differ.

CVS Calvert Income Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	4.94%
Five year	6.38%
Since Inception (4.30.02)	6.80%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

% of Total
Economic Sectors	Investments
Asset Backed Securities	8.7%
Banks	12.3%
Brokerages	1.8%
Financial Services	5.0%
Financials	1.5%
Industrial	11.9%
Industrial - Finance	3.9%
Insurance	0.7%
Municipal Obligations	21.8%
Real Estate Investment Trusts	1.6%
Special Purpose	4.8%
Transportation	2.0%
U.S. Government Agency Obligations	14.0%
U.S. Treasury	5.4%
Utilities	4.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07

Actual	$1,000.00	$1,035.80	$4.33
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.95	$4.30

*     Expenses are equal to the Fund's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of net assets of the Calvert Income Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Income Portfolio
Statement of Net Assets
December 31, 2007
	Principal
Asset Backed Securities - 1.9%	Amount	Value
Capital Auto Receivables Asset Trust, 5.40%, 10/15/09	$400,000	$401,378
Captec Franchise Trust, 8.155%, 6/15/13 (e)	200,000	210,317
Countrywide Asset-Backed Certificates, 5.315%, 11/25/34 (r)	89,171	81,756
Dunkin Securitization, 5.779%, 6/20/31 (e)	250,000	240,948
GE Dealer Floorplan Master Note Trust, 4.959%, 4/20/11 (r)	100,000	99,256
Golden Securities Corp., 5.525%, 12/2/13 (e)(r)	32,028	31,981
GS Auto Loan Trust, 2.65%, 5/16/11	48,207	48,168
Household Automotive Trust, 3.93%, 7/18/11	256,168	255,196
Toyota Auto Receivables Owner Trust, 2.79%, 1/15/10	21,712	21,695
World Financial Network, Credit Card Master Note Trust, 5.398%, 5/15/12 (r)	100,000	100,115

Total Asset Backed Securities (Cost $1,493,521)		1,490,810

Collateralized Mortgage-Backed Obligations (privately originated) - 0.6%
American Home Mortgage Assets, 2.654%, 5/25/46 (r)	1,037,440	43,443
Chase Funding Mortgage Loan, 4.045%, 5/25/33	191,452	188,983
Impac CMB Trust:
5.175%, 4/25/35 (r)	133,865	128,429
5.135%, 5/25/35 (r)	29,754	27,675
5.185%, 8/25/35 (r)	114,363	112,537

Total Collateralized Mortgage-Backed Obligations (privately originated) (Cost $531,380)		501,067

Commercial Mortgage-Backed Securities - 6.0%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	300,000	299,414
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49 (r)	400,000	400,232
Cobalt CMBS Commercial Mortgage Trust, 5.74%, 8/15/12 (r)	3,000,000	3,065,970
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	250,000	252,879
5.245%, 11/15/36 (e)	400,000	399,224
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	100,000	98,090
Trust III, 5.361%, 2/15/36 (e)	250,000	254,638

Total Commercial Mortgage-Backed Securities (Cost $4,708,578)		4,770,447

Corporate Bonds - 47.6%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	100,000	106,371
6.585% to 06/15/12, floating rate thereafter to 6/29/49 (e)(r)	350,000	307,365
7.30%, 10/14/49 (e)	300,000	282,939
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)(x)	96,336	--
American National Red Cross, 5.422%, 11/15/13	335,000	349,874
Anadarko Petroleum Corp., 5.391%, 9/15/09 (r)	250,000	246,158
APL Ltd., 8.00%, 1/15/24	175,000	168,875
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	531,923
Atlantic Marine Corp Communities LLC, 6.158%, 12/1/51 (e)	200,000	194,360
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	650,000	130,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	250,000	291,395
BAC Capital Trust XV, 5.924%, 6/1/56 (r)	100,000	90,390

	Principal
Corporate Bonds - Cont'd	Amount	Value
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	$428,550	$441,406
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	575,000	598,000
Bear Stearns Co's, Inc., 5.599%, 7/19/10 (r)	400,000	375,997
BF Saul, 7.50%, 3/1/14	150,000	139,500
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	1,575,000	1,502,959
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	300,000	297,964
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter to 12/31/49 (e)(r)	500,000	460,180
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	120,000	114,300
Capmark Financial Group, Inc., 5.529%, 5/10/10 (e)(r)	300,000	241,892
Chesapeake Energy Corp., 6.50%, 8/15/17	250,000	240,937
Chevy Chase Bank FSB, 6.875%, 12/1/13	250,000	245,328
CIT Group, Inc.:
5.052%, 2/21/08 (r)	320,000	235,603
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	200,000	198,235
Citigroup, Inc.:
6.50%, 1/18/11	600,000	625,621
5.125%, 2/14/11	200,000	201,118
Comcast Corp, 5.543%, 7/14/09 (r)	140,000	139,007
Compass Bancshares, Inc., 5.843%, 10/9/09 (e)(r)	200,000	198,661
Credit Agricole SA/London, 6.637% to 5/31/17, floating rate thereafter to 12/31/49 (e)(r)	900,000	831,629
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	109,181
Discover Financial Services, 6.663%, 6/11/10 (e)(r)	600,000	559,059
Dominion Resources, Inc., 5.687%, 5/15/08 (r)	200,000	200,614
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	920,000	835,484
Fisher Scientific International, Inc., 6.125%, 7/1/15	200,000	198,914
FMG Finance Pty Ltd., 9.124%, 9/1/11 (e)(r)	700,000	720,125
Ford Motor Credit Co. LLC, 9.693%, 4/15/12 (r)	1,500,000	1,470,147
Fort Knox Military Housing , 5.815%, 2/15/52 (e)	250,000	247,160
General Motors Acceptance Corp., 6.034%, 9/23/08 (r)	450,000	432,183
Giants Stadium LLC, 5.95%, 4/1/37 (e)(r)	300,000	300,000
Glitnir banki HF:
5.403%, 10/15/08 (e)(r)	400,000	387,680
6.693% to 6/15/11, floating rate thereafter 6/15/16 (e)(r)	100,000	97,677
6.375%, 9/25/12 (e)	850,000	831,559
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	350,000	353,605
GMAC LLC:
6.125%, 1/22/08	500,000	499,209
6.119%, 5/15/09 (r)	700,000	649,399
Goldman Sachs Group, Inc., 6.75%, 10/1/37	300,000	297,100
Great River Energy:
5.829%, 7/1/17 (e)	300,000	307,593
6.254%, 7/1/38 (e)	400,000	420,060
Harris Corp., 5.95%, 12/1/17	250,000	248,942
HBOS plc, 6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	200,000	165,687
Health Care Property Investors, Inc., 5.441%, 9/15/08 (r)	400,000	399,253
HRPT Properties Trust, 5.591%, 3/16/11 (r)	250,000	241,359
HSBC Finance Corp., 5.836%, 2/15/08	200,000	200,183
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	405,000	403,616
Ingersoll-Rand Co. Ltd.:
6.23%, 11/19/27	426,000	457,087
6.015%, 2/15/28	285,000	295,114
Jersey Central Power & Light Co., 5.625%, 5/1/16	200,000	197,904
JPMorgan Chase & Co.:
6.375%, 4/1/08	830,000	835,374
3.51%, 10/28/08 (r)	625,000	624,927
Kaupthing Bank HF, 5.75%, 10/4/11(e)	600,000	564,301
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	250,000	217,500
Lehman Brothers Holdings, Inc., 3.19%, 9/8/08 (r)	100,000	99,332
Leucadia National Corp., 8.125%, 9/15/15	800,000	806,151
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27	200,000	207,972
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	367
8.30%, 12/1/37 (e)(m)*	100,000	875

	Principal
Corporate Bonds - Cont'd	Amount	Value
M&I Marshall & Ilsley Bank, 5.401%, 12/4/12 (r)	$300,000	$282,924
M&T Bank Corp, 6.625%, 12/4/17	275,000	282,792
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	195,738
Mcguire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	300,000	288,366
Meridian Funding Co. LLC:
5.378%, 6/9/08 (r)	83,333	83,013
5.443%, 10/6/08 (e)(r)	36,520	36,413
Merrill Lynch & Co, Inc.:
4.96%, 8/14/09 (r)	250,000	243,876
5.703%, 1/15/15 (r)	400,000	371,845
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	400,000	414,771
6.59%, 7/7/38	70,000	73,309
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	600,000	611,040
6.00%, 10/1/51 (e)	100,000	100,609
Orkney Re II plc, Series B, 8.50%, 12/21/35 (b)(e)(r)	250,000	237,500
Pacific Pilot Funding Ltd., 5.93%, 10/20/16 (e)(r)	97,494	97,521
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	200,000	216,696
Pepco Holdings, Inc., 5.749%, 6/1/10 (r)	160,000	157,165
Pioneer Natural Resources Co.:
5.875%, 7/15/16	250,000	230,097
6.65%, 3/15/17	1,300,000	1,250,083
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	200,000	200,895
Puget Energy, Inc., 7.02%, 12/1/27	377,000	422,942
Reed Elsevier Capital, Inc., 5.321%, 6/15/10 (r)	300,000	293,300
Residential Capital LLC:
5.646%, 6/9/08 (r)	800,000	688,000
7.615%, 5/22/09 (r)	75,000	52,500
6.375%, 6/30/10	100,000	64,000
Richmond County Capital Corp., 8.61%, 7/15/49 (e)(r)	300,000	301,125
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	490,824
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate thereafter to 3/31/49 (r)	600,000	612,096
Southern California Edison Co., 5.75%, 4/1/35	90,000	89,192
SouthTrust Bank, 6.565%, 12/15/27	899,000	890,064
Sovereign Bancorp, 5.404%, 3/1/09 (r)	100,000	98,623
Sovereign Bank:
4.00%, 2/1/08	150,000	149,860
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	200,000	200,187
TEPPCO Partners LP, 7.00% to 6/1/17, floating thereafter to 6/1/67 (r)	336,000	305,852
TIERS Trust:
8.45%, 12/1/17 (n)*	219,620	3,294
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97(b)(e)(r)	1,000,000	74,603
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (e)	975,000	209,010
2/15/45 (e)	8,766,897	1,224,267
Union Pacific Corp., 8.02%, 7/2/12	29,177	32,085
Verizon North, Inc., 5.634%, 1/1/21 (e)	200,000	195,570
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	100,000	118,329
Wachovia Bank NA, 5.25%, 3/23/09 (r)	250,000	248,050
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/15/42 (r)	300,000	266,517
Wells Fargo Bank, 6.584%, 9/1/27 (e)	250,000	249,500
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	200,000	224,164
Xstrata Finance Dubai Ltd., 5.229%, 11/13/09 (e)(r)	80,000	79,088

Total Corporate Bonds (Cost $38,835,603)		37,628,375

Taxable Municipal Obligations - 21.4%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.18%, 3/1/12	125,000	128,046
5.21%, 3/1/13	140,000	143,717

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/09	$400,000	$369,020
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	250,000	248,780
Aspen Colorado Public Facilities Authorities COPs:
5.31%, 9/1/09	120,000	121,942
5.30%, 9/1/11	135,000	137,854
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	150,000	148,217
Chicago Illinois GO Bonds, 5.30%, 1/1/14	200,000	205,790
Commonwealth Financing Authority Pennsylvania Revenue Bonds, 5.631%, 6/1/23	195,000	203,264
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	300,000	307,752
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	935,920
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.29%, 1/1/20	200,000	196,978
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	152,511
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	250,000	258,588
Jackson & Williamson Counties Illinois Community High School District GO Bonds, Zero Coupon:
12/1/25	180,000	61,166
12/1/26	180,000	57,182
6/15/27	180,000	54,918
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	199,248
Kaukauna Wisconsin School District GO Revenue Bonds, 5.51%, 3/1/20	455,000	464,814
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	86,732
8/15/20	365,000	179,095
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	200,000	205,472
Lawrence Township Indiana School District GO Bonds, 5.55%, 7/5/14	445,000	467,032
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	285,000	294,528
Michigan State Municipal Bond Authority Revenue Bonds, 5.252%, 6/1/15	300,000	301,191
Mississippi State Development Bank SO Revenue Bonds:
5.21%, 7/1/08	200,000	200,726
5.60%, 1/1/26	100,000	98,002
Missouri State University Auxiliary Enterprise System Revenue Bonds, 5.00%, 4/1/09	750,000	754,343
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	248,485
New Jersey State Economic Development Authority State Pension Funding Revenue Bonds,
Zero Coupon, 2/15/21	360,000	174,290
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	209,700
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 3.60%, 10/15/08	700,000	695,240
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	99,732
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	198,940
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	516,513
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	151,465
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	288,280
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	600,000	493,278
6/30/16	275,000	178,940
6/30/18	100,000	57,385
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	130,000	135,132
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	186,998
Philadelphia Pennsylvania School District GO Bonds, 4.47%, 7/1/12	1,000,000	1,001,370
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	250,000	251,700
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	72,676
8/1/23	185,000	72,403
8/1/24	200,000	73,464
8/1/25	215,000	74,347
8/1/26	230,000	74,874
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	200,000	202,996
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	400,000	415,264
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	163,794
8/1/15	251,000	172,517
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	187,300
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	152,918
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	505,000	519,473

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Sonoma County California PO Bonds, 6.625%, 6/1/13	$225,000	$241,331
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	200,000	209,334
University of Central Florida COPs, 5.125%, 10/1/20	250,000	242,357
University of North Carolina at Charlotte Revenue Bonds, 5.118%, 4/1/12	500,000	511,020
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	240,617
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	60,000	61,456
5.41%, 6/1/12	80,000	81,886
6.05%, 6/1/26	750,000	760,807
Ypsilanti Michigan GO Bonds, 5.75%, 5/1/14	445,000	468,416

Total Taxable Municipal Obligations (Cost $16,576,481)		16,869,526

U.S. Government Agencies and Instrumentalities - 13.8%
Fannie Mae:
2.50%, 7/2/08	70,000	69,381
5.50%, 12/25/16	214,345	216,968
Federal Home Loan Bank Discount Notes, 1/2/08	8,600,000	8,599,224
Freddie Mac, 5.125%, 12/15/13	1,138,730	1,137,909
Government National Mortgage Association, 5.50%, 1/16/32 (r)	709,117	97,504
New Valley Generation I, 7.299%, 3/15/19	398,772	465,526
New Valley Generation V, 4.929%, 1/15/21	242,172	241,701

Total U.S. Government Agencies and Instrumentalities (Cost $10,800,133)		10,828,213

U.S. Treasury - 5.3%
United States Treasury Notes, 4.50%, 2/15/16	4,000,000	4,160,625

Total U.S. Treasury (Cost $3,832,629)		4,160,625

Equity Securities - 1.5%	Shares
Conseco, Inc. *	6,301	79,141
Fannie Mae, Series S Preferred	10,000	257,500
First Republic Preferred Capital Corp., Preferred (e)	300	318,900
Freddie Mac, Series Z Preferred	8,000	209,200
Roslyn Real Estate Asset Corp., Preferred	1	100,781
WoodBourne Pass-Through Trust, Preferred (e)	2	191,625

Total Equity Securities (Cost $1,170,383)		1,157,147

TOTAL INVESTMENTS (Cost $77,948,708) - 98.1%		77,406,210
Other assets and liabilities, net - 1.9%		1,475,851
Net Assets - 100%		$78,882,061

Net Assets Consist Of:
Paid-in capital applicable to 4,923,323 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$78,872,848
Undistributed net investment income		617,897
Accumulated net realized gain (loss) on investments		(47,714)
Net unrealized appreciation (depreciation) on investments		(560,970)

Net Assets		$78,882,061

Net Asset Value Per Share		$16.02

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
10 Year U.S. Treasury Notes	96	3/08	$10,885,500	($18,472)
Total Sold				($18,472)

*     Non-income producing security.

(b)     This security was valued by the Board of Directors. See Note A.

(e)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)     The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)     The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)     The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August 2006, February 2007 and August 2007. This security is no longer accruing interest. During the year, $27,518 of accrued interest was written off.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x)     Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bond was marked down to $0 and $979 of accrued interest was written off.

Abbreviations:

COPs: Certificates of Participation
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).

See notes to financial statements.

Income Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Interest income	$4,041,216
Dividend income	56,764
Total investment income	4,097,980

Expenses:
Investment advisory fee	283,776
Transfer agency fees and expenses	10,639
Directors' fees and expenses	8,442
Administrative fees	212,832
Accounting fees	11,447
Custodian fees	40,076
Reports to shareholders	19,231
Professional fees	22,186
Miscellaneous	5,131
Total expenses	613,760
Fees paid indirectly	(15,056)
Net expenses	598,704

Net Investment Income	3,499,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(32,341)
Futures	435,432
403,091

Change in unrealized appreciation (depreciation) on:
Investments	(286,313)
Futures	(166,496)
(452,809)

Net Realized and Unrealized Gain (Loss)	(49,718)

Increase (Decrease) in Net Assets
Resulting From Operations	$3,449,558

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$3,499,276	$2,641,503
Net realized gain (loss)	403,091	130,718
Change in unrealized appreciation or (depreciation)	(452,809)	128,515

Increase (Decrease) in Net Assets
Resulting From Operations	3,449,558	2,900,736

Distributions to shareholders from:
Net investment income	(3,402,529)	(2,526,643)
Net realized gain	(298,872)	(231,286)
Total distributions	(3,701,401)	(2,757,929)

Capital share transactions:
Shares sold	17,546,350	15,123,946
Reinvestment of distribution	3,701,401	2,757,929
Shares redeemed	(5,805,697)	(1,809,780)
Total capital share transactions	15,442,054	16,072,095

Total Increase (Decrease) in Net Assets	15,190,211	16,214,902

Net Assets
Beginning of year	63,691,850	47,476,948
End of year (including undistributed net investment income of $617,897 and $306,011, respectively)	$78,882,061	$63,691,850

Capital Share Activity
Shares sold	1,071,067	937,003
Reinvestment of distributions	231,627	172,155
Shares redeemed	(354,089)	(111,947)
Total capital share activity	948,605	997,211

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2007, securities valued at $312,103 or 0.4% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 11.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $26,294 was payable at year end. In addition, $9,737 was payable at year end for operating expenses paid by the Advisor during December 2007.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $19,721 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $9,042 for the year ended December 31, 2007. Under the terms of the agreement, $850 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $79,989,895 and $62,313,749, respectively. U.S. Government security purchases and sales were

$128,351,366 and $135,638,937, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $78,014,894. Net unrealized depreciation aggregated $608,684, of which $1,165,558 related to appreciated securities and $1,774,242 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007, and December 31, 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary income	$3,429,526	$2,653,318
Long-term capital gain	271,875	104,611
Total	$3,701,401	$2,757,929

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$645,415
Unrealized appreciation (depreciation)	(608,684)
Total	$36,731

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, interest defaults, and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are asset-backed securities and the recharacterization of distributions.

Undistributed net investment income	$215,139
Accumulated net realized gain (loss)	(215,139)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$15,842	5.48%	$1,269,389	September 2007

Tax Information (Unaudited)

Income Portfolio designates $271,875 as capital gain dividends for the calendar year ended December 31, 2007.

Income Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$16.02	$15.95	$15.93
Income from investment operations
Net investment income	.73	.68	.50
Net realized and unrealized gain (loss)	.06	.12	.10
Total from investment operations	.79	.80	.60
Distributions from:
Net investment income	(.73)	(.67)	(.48)
Net realized and unrealized gain (loss)	(.06)	(.06)	(.10)
Total distributions	(.79)	(.73)	(.58)
Total increase (decrease) in net asset value	--	.07	.02
Net asset value, ending	$16.02	$16.02	$15.95

Total return*	4.94%	4.99%	3.78%
Ratios to average net assets: A
Net investment income (loss)	4.93%	4.74%	3.66%
Total expenses	.87%	.90%	1.00%
Expenses before offsets	.87%	.90%	1.00%
Net expenses	.84%	.87%	.97%
Portfolio turnover	317%	280%	454%
Net assets, ending (in thousands)	$78,882	$63,692	$47,477

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$16.05	$15.46
Income from investment operations
Net investment income	.39	.44
Net realized and unrealized gain (loss)	.52	1.52
Total from investment operations	.91	1.96
Distributions from:
Net investment income	(.44)	(.57)
Net realized and unrealized gain (loss)	(.59)	(.80)
Total distributions	(1.03)	(1.37)
Total increase (decrease) in net asset value	(.12)	.59
Net asset value, ending	$15.93	$16.05

Total return*	5.67%	12.70%
Ratios to average net assets: A
Net investment income (loss)	2.84%	3.54%
Total expenses	1.03%	1.04%
Expenses before offsets	1.00%	1.02%
Net expenses	.98%	.98%
Portfolio turnover	614%	1,636%
Net assets, ending (in thousands)	$34,836	$23,572

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2007, the Portfolio's performance was above the median of its peer group. The Portfolio underperformed its Lipper index for the one-year period ended June 30, 2007, while it outperformed the Lipper index for the three- and five-year periods ended June 30, 2007. The Board noted the Portfolio's strong performance relative to its peer group. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas

A UNIFI Company

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Core Strategies Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Thornburg Investment Management, Inc.

The CVS Ameritas Core Strategies Portfolio returned 6.96%*, outperforming the 5.49% return for the Standard & Poor's 500 Index for the one-year period ended December 31, 2007. Areas of positive stock selection included Energy, Materials, Utilities, and Health Care.

From our perspective, 2007 was a tale of two markets. During the first half of the year, it seemed as if the Goldilocks scenario of moderate inflation and above-average economic growth would continue for the U.S. economy--despite a slowdown in housing and corporate earnings growth. Unemployment and other economic indicators were strong and equity valuations were reasonable by historical standards. With emerging market economies showing few signs of weakening, investors viewed the decline in value of the U.S. dollar as having a bright side by improving the competitiveness of American-made products.

On the other hand, the latter half will go down as one of the most difficult periods for credit-related financial companies and securities in the past 20 years. The root of the problem appeared to be investors' lack of faith in AAA rated asset-backed securities. Rising credit losses from loans to subprime borrowers started the difficulties, as asset-backed securities did not have adequate collateral to protect investors--even in some AA and AAA rated securities. Investors fled the asset-backed market, increasing losses and the withdrawal of liquidity and causing massive write-downs that strained the balance sheets of the world's largest banks and financial institutions.

Whether the U.S. economy will fall into recession is uncertain, but slower economic growth seems likely. However, equity markets have already priced some level of risk into financial and consumer-related stocks.

Portfolio Strategy and Returns

The Portfolio enjoyed strong stock selection in the Energy, Materials, Utilities, and Health Care sectors. Apache benefited from increasing international oil production and rising oil prices. Freeport-McMoRan Copper & Gold and Southern Copper performed well as new supplies of copper were easily absorbed by the market, and as investors concluded that a slowdown in the U.S. economy would have limited impact on their businesses. In Utilities, Entergy took advantage of higher forward prices for electricity in the Northeast, as spare capacity concerns persist. And Teva Pharmaceutical's stock price recovered from an unusual period of negative news in late 2006 as some of the worst fears surrounding Wal-Mart's generic drug initiative did not materialize. Other positive contributors were Las Vegas Sands and Google. Las Vegas Sands opened the Venetian Macau on August 28 to enthusiastic crowds. Google benefited from investors' enthusiasm for companies that seem to have dependable earnings growth.

An important underlying trend was the degree of financial leverage within our poor performers. Our biggest detractor, Rite Aid, has borrowed significantly as it integrates a major acquisition and tries to improve its store base and operating profitability. In our view, Comcast should fare relatively well in a recessionary environment as cable television and high-speed internet services have become necessities within the home. Although management recently lowered its guidance for 2008 because of the slowing housing market, we believe the market is overly discounting the competitive threats from Comcast's satellite and phone-service competition. Jet Blue suffered from concerns about slower economic growth and higher fuel prices. Level 3 Communications, despite strong demand for its network services, reported weak results due to poor execution on the integration of several acquired companies. All of the above stocks appear to be pricing in a risk of financial crisis that, in our opinion, is unlikely.

We were surprised that Citigroup management acknowledged their subprime-related exposure was materially higher than previously believed, and they increased their write-down estimates accordingly during November. The extent that the company misunderstood its own exposure was disconcerting, so we sold the stock. Deterioration in the stock's fundamentals caused us to sell our position in Federal Home Loan Mortgage Corp. (Freddie Mac) as well, at prices above $40. Afterward, Freddie Mac raised capital under attractive terms. With the financing in place, we were able to buy back a position in Freddie Mac at around $30 per share. Although it is significantly exposed to home-price declines and rising mortgage foreclosure rates, the company has significant advantages that differentiate it from most thrifts and banks. In particular, we believe its access to inexpensive capital, regional diversification, and strong historical credit risk separate Freddie Mac from most of the home mortgage sector.

Stocks with exposure to either consumer spending or credit risk have fallen in anticipation of mounting credit losses and a decline in consumer spending. We believe some of these companies will emerge from the downturn with their business models intact, greater market share, and long-term growth prospects as strong as they have ever been.

Outlook

For long-term investors, whether the economy enters a recession will not be nearly as important as selecting stocks that have solid franchises and choosing entry points where significant--and perhaps excessive-- risk is priced into the stock's current valuation. We are mindful of risk as well as return in all of our investments. But our process of seeking promising companies at a discount, willingness to be contrarians, and reliance upon fundamental, bottom-up analysis has served us well in the past and we are optimistic that it will do so in the future.

January 2008

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: Apache 3.97%, Freeport-McMoRan Copper & Gold 2.19%, Southern Copper 0%, Entergy 3.53%, Teva Pharmaceuticals 2.18%, Las Vegas Sands 1.67%, Google 2.56%, Rite Aid 1.95%, Comcast 3.28%, Jet Blue 0.91%, Level 3 Communications 1.17%, Citigroup 0%, and Freddie Mac 2.15%. All portfolio holdings are subject to change.

CVS Ameritas Core Strategies Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	6.96%
Five year	15.00%
Since inception (11.1.99)	0.10%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Economic Sectors	Investments
Consumer Discretionary	11.4%
Consumer Staples	4.3%
Energy	9.7%
Financials	14.4%
Health Care	15.8%
Industrials	5.8%
Information Technology	17.1%
Materials	5.3%
Telecommunications Services	9.6%
U.S. Government Agency Obligations	3.1%
Utilities	3.5%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$969.40	$4.40
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.74	$4.52

*   Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Core Strategies Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Core Strategies Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Core Strategies Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 97.2%	Shares	Value
Airlines - 0.9%
JetBlue Airways Corp.*	176,800	$1,043,120

Biotechnology - 4.8%
Genentech, Inc.*	46,600	3,125,462
Gilead Sciences, Inc.*	51,300	2,360,313
		5,485,775

Capital Markets - 2.8%
UBS AG	70,400	3,238,400

Chemicals - 3.1%
Air Products & Chemicals, Inc.	35,900	3,540,817

Commercial Banks - 1.9%
Wachovia Corp.	57,295	2,178,929

Communications Equipment - 5.5%
Corning, Inc.	124,800	2,993,952
Motorola, Inc.	206,200	3,307,448
		6,301,400

Computer Technology - 0.0%
Seagate Technology, Inc. (Escrowed)*	3,390	--

Computers & Peripherals - 2.0%
Dell, Inc.*	94,000	2,303,940

Diversified Financial Services - 2.2%
CME Group, Inc.	3,632	2,491,552

Diversified Telecommunication Services - 6.4%
AT&T, Inc.	81,600	3,391,296
Chunghwa Telecom Co. Ltd. (ADR)	125,433	2,647,891
Level 3 Communications, Inc.*	440,800	1,340,032
		7,379,219

Electric Utilities - 3.5%
Entergy Corp.	33,900	4,051,728

Food & Staples Retailing - 1.9%
Rite Aid Corp.*	802,500	2,238,975

Food Products - 2.4%
Kraft Foods, Inc.	85,000	2,773,550

Health Care Equipment & Supplies - 2.5%
Varian Medical Systems, Inc.*	54,800	2,858,368

Health Care Providers & Services - 3.5%
WellPoint, Inc.*	46,401	4,070,760

Health Care Technology - 1.2%
Eclipsys Corp.*	52,145	1,319,790

Hotels, Restaurants & Leisure - 1.7%
Las Vegas Sands Corp.*	18,595	1,916,215

Equity Securities - Cont'd	Shares	Value
Industrial Conglomerates - 2.6%
General Electric Co.	82,100	$3,043,447

Insurance - 5.4%
Allstate Corp.	64,500	3,368,835
American International Group, Inc.	47,900	2,792,570
		6,161,405

Internet Software & Services - 2.6%
Google, Inc.*	4,251	2,939,481

Media - 6.3%
Comcast Corp., Special Class A*	208,150	3,771,678
DIRECTV Group, Inc.*	147,700	3,414,824
		7,186,502

Metals & Mining - 2.2%
Freeport-McMoRan Copper & Gold, Inc.	24,610	2,521,048

Multiline Retail - 1.0%
Nordstrom, Inc.	30,100	1,105,573

Oil, Gas & Consumable Fuels - 9.7%
Apache Corp.	42,400	4,559,696
ConocoPhillips	41,500	3,664,450
Gazprom OAO (ADR)	52,400	2,971,080
		11,195,226

Pharmaceuticals - 3.9%
Roche Holding AG (ADR)	22,600	1,930,040
Teva Pharmaceutical Industries Ltd. (ADR)	53,900	2,505,272
		4,435,312

Road & Rail - 2.3%
Hertz Global Holdings, Inc.*	166,050	2,638,534

Semiconductors & Semiconductor Equipment - 4.2%
Intel Corp.	139,300	3,713,738
ON Semiconductor Corp.*	130,806	1,161,557
		4,875,295

Software - 2.8%
Microsoft Corp.	91,700	3,264,520

Specialty Retail - 2.5%
Office Depot, Inc.*	129,890	1,806,770
Staples, Inc.	46,300	1,068,141
		2,874,911

Thrifts & Mortgage Finance - 2.2%
Freddie Mac	72,540	2,471,438

Wireless Telecommunication Services - 3.2%
China Mobile Ltd. (ADR)	11,800	1,025,066
Crown Castle International Corp.*	65,050	2,706,080
		3,731,146

Total Equity Securities (Cost $107,237,994)		111,636,376

	Principal
U.S. Government Agencies and Instrumentalities - 3.1%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/08	$3,600,000	$3,599,675

Total U.S. Government Agencies and Instrumentalities (Cost $3,599,675)		3,599,675

TOTAL INVESTMENTS (Cost $110,837,669) - 100.3%		115,236,051
Other assets and liabilities, net - (0.3%)		(325,659)
Net Assets - 100%		$114,910,392

Net Assets Consist of:
Paid-in capital applicable to 5,592,312 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$117,933,497
Undistributed net investment income		103,838
Accumulated net realized gain (loss) on investments		(7,525,325)
Net unrealized appreciation (depreciation) on investments		4,398,382

Net Assets		$114,910,392

Net Asset Value Per Share		$20.55

Abbreviations:

ADR: American Depositary Receipt

*      Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Year Ended December 31, 2007

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $29,747)	$1,532,730
Interest income	173,549
Total investment income	1,706,279

Expenses:
Investment advisory fee	727,423
Transfer agent fees and expenses	14,549
Accounting fees	16,371
Directors' fees and expenses	11,443
Administrative fees	48,495
Custodian fees	16,373
Reports to shareholders	28,640
Professional fees	24,987
Miscellaneous	15,486
Total expenses	903,767
Fees paid indirectly	(20,352)
Net expenses	883,415

Net Investment Income	822,864

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	13,016,727
Change in unrealized appreciation (depreciation)	(8,650,815)

Net Realized and Unrealized Gain
(Loss) On Investments	4,365,912

Increase (Decrease) in Net Assets
Resulting From Operations	$5,188,776

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$822,864	$526,806
Net realized gain (loss)	13,016,727	6,566,446
Change in unrealized appreciation (depreciation)	(8,650,815)	7,514,611

Increase (Decrease) in Net Assets
Resulting From Operations	5,188,776	14,607,863

Distributions to shareholders from:
Net investment income	(783,495)	(512,542)
Net realized gain	(9,054,675)	(1,935,497)
Total distributions	(9,838,170)	(2,448,039)

Capital share transactions:
Shares sold	34,338,339	7,267,579
Reinvestment of distributions	9,838,170	2,448,054
Shares redeemed	(6,264,004)	(8,119,605)
Total capital share transactions	37,912,505	1,596,028

Total Increase (Decrease) in Net Assets	33,263,111	13,755,852

Net Assets
Beginning of year	81,647,281	67,891,429
End of year (including undistributed net investment income of $103,838 and $64,469, respectively)	$114,910,392	$81,647,281

Capital Share Activity
Shares sold	1,508,101	375,208
Reinvestment of distributions	476,425	116,131
Shares redeemed	(278,272)	(418,863)
Total capital share activity	1,706,254	72,476

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under terms of the agreement, $69,881 was payable at year end. In addition, $9,823 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,659 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $12,949 for the year ended December 31, 2007. Under the terms of the agreement, $1,258 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $104,244,121 and $75,132,963, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $111,746,229. Net unrealized appreciation aggregated $3,489,822, of which $11,952,960 related to appreciated securities and $8,463,138 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $9,883,188 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2010. The Portfolio's use of net capital loss carryforwards may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$818,969	$512,542
Long term capital gain	9,019,201	1,935,497
Total	$9,838,170	$2,448,039

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$488,654
Undistributed long term capital gain	2,881,607
Capital loss carryforward	(9,883,188)
Unrealized appreciation (depreciation)	3,489,822
Total	($3,023,105)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$872	5.81%	$127,962	May 2007

Tax Information (Unaudited)

Core Strategies Portfolio designates $9,019,201 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, Core Strategies Portfolio designates 97.4% of its ordinary dividends paid during the calendar year ended December 31, 2007 as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2007	2006	2005
Net asset value, beginning	$21.01	$17.80	$16.55
Income from investment operations
Net investment income (loss)	.16	.14	.09
Net realized and unrealized gain (loss)	1.31	3.72	1.34
Total from investment operations	1.47	3.86	1.43
Distributions from:
Net investment income	(.15)	(.14)	(.09)
Net realized gains	(1.78)	(.51)	(.09)
Total distributions	(1.93)	(.65)	(.18)
Total increase (decrease) in net asset value	(.46)	3.21	1.25
Net asset value, ending	$20.55	$21.01	$17.80

Total return*	6.96%	21.66%	8.66%
Ratios to average net assets: A
Net investment income (loss)	.85%	.72%	.54%
Total expenses	.93%	.94%	.97%
Expenses before offsets	.93%	.94%	.97%
Net expenses	.91%	.91%	.91%
Portfolio turnover	80%	76%	61%
Net assets, ending (in thousands)	$114,910	$81,647	$67,891

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2004	2003
Net asset value, beginning	$15.44	$11.73
Income from investment operations
Net investment income (loss)	.15	(.01)
Net realized and unrealized gain (loss)	1.10	3.72
Total from investment operations	1.25	3.71
Distributions from
Net investment income	(.14)	--
Net realized gains	--	--
Total distributions	(.14)	--
Total increase (decrease) in net asset value	1.11	3.71
Net asset value, ending	$16.55	$15.44

Total return*	8.09%	31.63%
Ratios to average net assets: A
Net investment income (loss)	.90%	(.12%)
Total expenses	.97%	1.42%
Expenses before offsets	.96%	.96%
Net expenses	.95%	.95%
Portfolio turnover	66%	92%
Net assets, ending (in thousands)	$69,072	$71,322

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2007. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were also above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas

A UNIFI Company

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Summit Investment Partners, Inc.

Performance Summary

The performance of the CVS Ameritas Income & Growth Portfolio for the 12-month period ended December 31, 2007, was 2.67%* versus -0.17% for the Russell 1000® Value Index. This performance can be attributed to an underweight of Financials relative to the Russell 1000 Value Index, as well as good stock selection. The Portfolio's benchmark was changed from the Standard & Poor's (S&P) 500 Index to the Russell 1000® Value Index, as discussed below. The S&P 500 Index returned 5.49% for the year.1

Change in Managers

On June 7, 2007, the Directors of Calvert Variable Series approved the appointment of Summit Investment Partners, Inc. as the new subadvisor to the Portfolio. Summit Investment Partners is part of the UNIFI Mutual Holding Company and is an affiliate of both Ameritas and the Portfolio's Investment Advisor, Calvert Asset Management.

Calvert initiated the change in subadvisors to better align the investment process and portfolio characteristics of the Portfolio with its stated investment objective. Specifically, Calvert sought a process more supportive of a large-cap value orientation and with an emphasis on selecting stocks that produce dividend income through profitable operations. In connection with the sub-advisor change, the Portfolio's benchmark was changed from the S&P 500 Index to the Russell 1000 Value Index.

Summit's large-cap value team employs a rigorous value-driven investment process that recognizes that dividends represent more than a reliable stream of investment income; they represent a commitment by management to shareholders to use capital wisely. After a brief transition during which the portfolio was substantially restructured, Summit has been managing the portfolio well in a difficult environment for large-cap value managers.

During the period prior to Summit's start in the Portfolio, the Portfolio returned 7.92% and the S&P 500 returned 5.97%. Good stock selection in several sectors plus being underweight Financials during this six month period boosted the Portfolio's performance.

Summit's discussion of investment performance, below, covers the portion of the reporting period during which they managed the Portfolio.

Portfolio Strategy

One routine strategy for the Portfolio is to establish positions in spin-off companies that we believe are undervalued and then increase those positions over time. During the period, this strategy included buying and adding to holdings of Tyco Electronics and Covidien Limited, which were spun-off from Tyco International, as well as Morgan Stanley spin-off Discover Financial Services.

One sector we increased the Portfolio's weighting to was Health Care. Overall, we believe stocks in the Health Care sector are attractively valued and should provide a measure of defense. Specifically, we added to our managed-care industry holdings UnitedHealth Group and Wellpoint because we don't believe it behooves either political party to destroy the current health insurance industry, even if universal health care is established. We also added to our position in Johnson & Johnson.

In the Producer Durables sector, both Honeywell International and General Electric were sold and the proceeds were reinvested in 3M Company, Caterpillar, and Tyco International, which had recently declined in value. In Utilities, we reduced our holdings in AT&T and Verizon Communications--which have performed admirably over the last few years--and invested instead in sector laggards such as Sprint Nextel, Comcast, and Citizens Communications. This was a conscious switch from the current sector favorites to admittedly out-of-favor holdings which might take time to turn around.

Weightings were reduced in three sectors: Energy, Consumer Cyclicals, and Transportation. Energy has done remarkably well--not unexpected, as oil prices have climbed towards $100 per barrel. Yet, we reduced the positions in ConocoPhillips, Chevron, and Devon Energy and eliminated ExxonMobil, as we believe the sector is fully to over-valued. In Consumer Cyclicals, we tendered all of the Home Depot shares in a buy-back offer and decreased Sony holdings after a sovereign wealth fund acquired a stake. We also trimmed Wal-Mart due to outperformance and sold off Viacom after it outperformed other media stocks. Transportation holding FedEx was eliminated after its earnings outlook grew more uncertain.

Another sector with major changes was Financials. We sold Countrywide Financial as its very existence was called into question amid the subprime mortgage turmoil. We also eliminated Berkshire Hathaway to raise cash for other financial holdings. Bank of New York Mellon was trimmed after it turned in good performance, while Capital One Financial was reduced to decrease our exposure to a weakened consumer environment. The Portfolio is usually underweighted to Financials, so we took the opportunity to increase our holdings in this battered sector by buying more of the following stocks: Discover Financial Services, Citigroup, JPMorgan Chase, Wells Fargo, Met-Life, Hartford Financial Services Group, and Legg Mason.

During the period, the equity markets finally succumbed to weakness in the housing market and the motley financing vehicles used to take advantage of housing's growth. Consequently, the disappearance of home equity "cash outs" and the willingness of foreigners to subsidize the American consumer's spending are affecting domestic consumption. Rising prices for industrial commodities to the consumer, who is now in direct competition with emerging economies of the world such as China and India, are having an effect as well.

As a result, the two weakest sectors of the economy were Consumer Cyclicals and Financials. Many of the subprime and exotic mortgages had been wrapped in complex packages which the national ratings agencies deemed to be "high quality." So when the credit system unraveled, many financial companies were stuck with loan packages no one wanted to buy. In fact, we expect a crescendo of write-offs in fourth-quarter corporate earnings as auditors force the firms to write down the assets to current market values. As the year wound to a close, companies such as Merrill Lynch and Citigroup fired their CEOs and cash-strapped new management was forced to go hat-in-hand to raise capital overseas--and accept deals diluting the value of the firm's stock.

Outlook

Looking ahead to 2008, the Federal Reserve (Fed) is believed to be much more worried about a housing-driven economic slowdown than an inflationary spiral spurred by rising commodity prices. Therefore, we expect the Fed will be quite active and cut its target federal funds rate at every meeting until signs of economic recovery are evident. The U.S. is also heading into a presidential election year without an incumbent candidate. We do believe there will be some volatility amid the uncertainty but that the markets will adjust to whoever is nominated by the parties.

In the meantime, we have increased the Portfolio's investments in Health Care and out-of-favor telecommunication companies with very low valuations. We are also reallocating among the surviving financial institutions as this sector bottoms out. The fourth quarter of 2007 was the first fourth quarter to end on a down note since 2000, so a lot of pessimism is already built into the financial markets. Yet economic weakness usually leads to lower interest rates and higher equity markets, although signs of economic vitality are hard to find just now.

January 2008

1. The combined return of these indices was -0.02% for the full year. The S&P 500 Index returned 5.97% between December 31, 2006, and June 7, 2007. The Russell 1000® Value Index earned -5.65% between June 7, 2007, and December 31, 2007.

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: Tyco International 1.18%, Tyco Electronics 1.23%, Covidien 1.24%, Discover Financial Services 0.69%, UnitedHealth 2.53%, Wellpoint 2.53%, Johnson & Johnson 1.78%, Honeywell International 0%, General Electric 0%, 3M Company 1.75%, Caterpillar 2.25%, AT&T 1.59%, Verizon Communications 0.72%, Sprint Nextel 1.42%, Comcast 1.38%, Citizens Communications 1.01%, ConocoPhillips 2.34%, Chevron 2.04%, Devon Energy 2.65%, ExxonMobil 0%, Home Depot 0%, Sony 1.00%, Wal-Mart 2.46%, Viacom 0%, FedEx 0%, Countrywide Financial 0%, Berkshire Hathaway 0%, Bank of New York Mellon 1.54%, Capital One Financial 0.76%, Citigroup 1.69%, JPMorgan Chase 2.06%, Wells Fargo 1.48%, MetLife 0.48%, Hartford Financial 1.61%, Legg Mason 2.16%, and Merrill Lynch 0%. All portfolio holdings are subject to change.

CVS Ameritas Income & Growth Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	2.67%
Five year	10.69%
Since inception (11.1.99)	3.01%

*     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective June 2007.

% of Total
Economic Sectors	Investments
Consumer Discretionary	9.8%
Consumer Staples	8.9%
Energy	13.0%
Financials	22.6%
Health Care	12.7%
Industrials	8.0%
Informational Technology	7.5%
Materials	4.4%
Telecommunications Services	4.8%
U.S. Government Agency Obligations	4.8%
Utilities	3.5%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07

Actual	$1,000.00	$944.60	$3.70
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.40	$3.85

*      Expenses are equal to the Fund's annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Income & Growth Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Income & Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Income & Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Income & Growth Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 94.9%	Shares	Value
Airlines - 1.9%
Southwest Airlines Co.	189,100	$2,307,020

Automobiles - 2.2%
Honda Motor Co. Ltd. (ADR)	83,800	2,777,132

Capital Markets - 6.8%
AllianceBernstein Holding LP	30,200	2,272,550
Bank of New York Mellon Corp.	39,309	1,916,707
Legg Mason, Inc.	36,700	2,684,605
Morgan Stanley	29,900	1,587,989
		8,461,851

Chemicals - 2.0%
Dow Chemical Co.	62,200	2,451,924

Commercial Banks - 1.5%
Wells Fargo & Co.	61,100	1,844,609

Communications Equipment - 5.1%
Cisco Systems, Inc.*	60,900	1,648,563
Motorola, Inc.	187,100	3,001,084
Nokia Oyj (ADR)	43,900	1,685,321
		6,334,968

Computers & Peripherals - 1.2%
International Business Machines Corp.	13,800	1,491,780

Consumer Finance - 1.5%
Capital One Financial Corp.	20,100	949,926
Discover Financial Services	56,550	852,774
		1,802,700

Diversified Financial Services - 5.9%
Bank of America Corp.	65,900	2,719,034
Citigroup, Inc.	71,500	2,104,960
JPMorgan Chase & Co.	58,600	2,557,890
		7,381,884

Diversified Telecommunication - 3.3%
AT&T, Inc.	47,600	1,978,256
Citizens Communications Co.	98,900	1,258,997
Verizon Communications, Inc.	20,500	895,645
		4,132,898

Electric Utilities - 3.5%
Duke Energy Corp.	108,000	2,178,360
Southern Co.	56,700	2,197,125
		4,375,485

Electronic Equipment & Instruments - 1.2%
Tyco Electronics Ltd.	41,150	1,527,900

Energy Equipment & Services - 1.2%
Nabors Industries Ltd.*	53,400	1,462,626

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 3.3%
CVS Caremark Corp.	25,300	$1,005,675
Wal-Mart Stores, Inc.	64,500	3,065,685
		4,071,360

Food Products - 3.6%
Kraft Foods, Inc.	76,100	2,483,143
Unilever NV	53,400	1,946,964
		4,430,107

Health Care Equipment & Supplies - 1.2%
Covidien Ltd.	34,950	1,547,935

Health Care Providers & Services - 5.1%
UnitedHealth Group, Inc.	54,100	3,148,620
WellPoint, Inc.*	35,900	3,149,507
		6,298,127

Household Durables - 1.0%
Sony Corp. (ADR)	23,000	1,248,900

Industrial Conglomerates - 2.9%
3M Co.	25,900	2,183,888
Tyco International Ltd.	37,050	1,469,032
		3,652,920

Insurance - 6.9%
Allstate Corp.	43,100	2,251,113
Genworth Financial, Inc.	88,300	2,247,235
Hartford Financial Services Group, Inc.	23,000	2,005,370
MetLife, Inc.	9,600	591,552
Travelers Co.'s, Inc.	28,000	1,506,400
		8,601,670

Machinery - 3.2%
Caterpillar, Inc.	38,600	2,800,816
Ingersoll-Rand Co. Ltd.	26,300	1,222,161
		4,022,977

Media - 6.5%
CBS Corp., Class B	56,500	1,539,625
Comcast Corp.*	94,400	1,723,744
Gannett Co., Inc.	53,200	2,074,800
News Corp., Class B	60,100	1,277,125
Time Warner, Inc.	92,300	1,523,873
		8,139,167

Metals & Mining - 2.4%
Newmont Mining Corp.	60,600	2,959,098

Oil, Gas & Consumable Fuels - 11.7%
Chevron Corp.	27,200	2,538,576
ConocoPhillips	33,000	2,913,900
Devon Energy Corp.	37,100	3,298,561
Royal Dutch Shell plc (ADR)	36,200	3,048,040
Spectra Energy Corp.	109,000	2,814,380
		14,613,457

Pharmaceuticals - 6.4%
GlaxoSmithKline plc (ADR)	52,800	2,660,592
Johnson & Johnson	33,200	2,214,440
Pfizer, Inc.	134,600	3,059,458
		7,934,490

Equity Securities - Cont'd	Shares	Value
Tobacco - 2.0%
Altria Group, Inc.	33,400	$2,524,372

Wireless Telecommunication Services - 1.4%
Sprint Nextel Corp.	134,800	1,769,924

Total Equity Securities (Cost $124,176,732)		118,167,281

U.S. Government Agencies	Principal
and Instrumentalities - 4.8%	Amount
Federal Home Loan Bank Discount Notes, 1/2/08	$6,000,000	5,999,475

Total U.S. Government Agencies and Instrumentalities (Cost $5,999,475)		5,999,475

TOTAL INVESTMENTS (Cost $130,176,207) - 99.7%		124,166,756
Other assets and liabilities, net - 0.3%		303,654
Net Assets - 100%		$124,470,410

Net Assets Consist of:
Paid-in capital applicable to 9,016,292 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$135,094,802
Undistributed net investment income		266,947
Accumulated net realized gain (loss) on investments		(4,881,888)
Net unrealized appreciation (depreciation) on investments		(6,009,451)

Net Assets		$124,470,410

Net Asset Value Per Share		$13.81

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

*      Non-income producing security.

See notes to financial statements.

Income & Growth Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $23,013)	$3,171,481
Interest income	125,923
Total investment income	3,297,404

Expenses:
Investment advisory fee	879,473
Transfer agent fees and expenses	21,108
Accounting fees	22,514
Directors' fees and expenses	15,706
Administrative fees	70,358
Custodian fees	23,986
Reports to shareholders	35,995
Professional fees	27,861
Miscellaneous	25,935
Total expenses	1,122,936
Fees waived	(29,233)
Fees paid indirectly	(12,870)
Net expenses	1,080,833

Net Investment Income	2,216,571

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	19,529,633
Foreign currency transactions	155
19,529,788

Change in unrealized appreciation (depreciation) on:
Investments	(17,276,217)
Foreign currency transactions	71
(17,276,146)

Net Realized and Unrealized Gain
(Loss)	2,253,642

Increase (Decrease) in Net Assets
Resulting From Operations	$4,470,213

See notes to financial statements.

Income & Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$2,216,571	$1,356,888
Net realized gain (loss) on investments	19,529,788	8,187,241
Change in unrealized appreciation (depreciation)	(17,276,146)	4,647,197

Increase (Decrease) in Net Assets
Resulting From Operations	4,470,213	14,191,326

Distributions to shareholders from:
Net investment income	(2,006,473)	(1,203,110)
Net realized gain	(6,169,179)	--
Total distributions	(8,175,652)	(1,203,110)

Capital share transactions:
Shares sold	2,034,365	1,372,910
Reinvestment of distributions	8,175,652	1,203,080
Shares redeemed	(31,021,322)	(33,241,274)
Total capital share transactions	(20,811,305)	(30,665,284)

Total Increase (Decrease) in Net Assets	(24,516,744)	(17,677,068)

Net Assets
Beginning of year	148,987,154	166,664,222
End of year (including undistributed net investment income of $266,947 and $153,778, respectively)	$124,470,410	$148,987,154

Capital Share Activity
Shares sold	133,550	103,781
Reinvestment of distributions	589,024	83,316
Shares redeemed	(2,062,344)	(2,496,839)
Total capital share activity	(1,339,770)	(2,309,742)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $60,906 was payable at year end. In addition, $10,524 was payable at year end for operating expenses paid by the Advisor during December 2007. For the year ended December 31, 2007, the Advisor waived $29,233 of its fee.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $5,343 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $18,550 for the year ended December 31, 2007. Under the terms of the agreement, $1,384 was payable at year end. Boston Financial Data Services, Inc is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $199,115,940 and $227,880,759, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $130,079,123. Net unrealized depreciation aggregated $5,912,367, of which $6,541,631 related to appreciated securities and $12,453,998 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $6,521,238 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2009. The Portfolio's use of net capital loss carryforwards acquired from Ameritas Growth Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary income	$2,006,473	$1,203,110
Long term capital gain	6,169,179	--
Total	$8,175,652	$1,203,110

As of December 31, 2007 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$266,947
Undistributed long term capital gain	1,542,266
Capital loss carryforward	(6,521,238)
Unrealized appreciation/(depreciation)	(5,912,367)
($10,624,392)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to partnerships and capital loss carryovers subject to limitations under the Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and partnerships.

Undistributed net investment income	($96,929)
Accumulated net realized gain (loss)	96,929

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED

$37,580	5.84%	$1,639,513	June 2007

Tax Information (Unaudited)

Income & Growth Portfolio designates $6,169,179 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, Income and Growth Portfolio designates 100% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividend-received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2007	2006	2005 (z)
Net asset value, beginning	$14.39	$13.16	$12.61
Income from investment operations
Net investment income	.26	.13	.12
Net realized and unrealized gain (loss)	.13	1.22	.48
Total from investment operations	.39	1.35	.60
Distributions from
Net investment income	(.24)	(.12)	(.05)
Net realized gain	(.73)	--	--
Total distributions	(.97)	(.12)	(.05)
Total increase (decrease) in net asset value	(.58)	1.23	.55
Net asset value, ending	$13.81	$14.39	$13.16

Total return*	2.67%	10.23%	4.73%
Ratios to average net assets: A
Net investment income	1.58%	.90%	1.04%
Total expenses	.80%	.78%	.88%
Expenses before offsets	.78%	.78%	.79%
Net expenses	.77%	.77%	.78%
Portfolio turnover	145%	121%	84%
Net assets, ending (in thousands)	$124,470	$148,987	$166,664

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2004	2003
Net asset value, beginning	$11.80	$9.12
Income from investment operations
Net investment income	.12	.06
Net realized and unrealized gain (loss)	.81	2.68
Total from investment operations	.93	2.74
Distributions from
Net investment income	(.12)	(.06)
Net realized gain	--	--
Total distributions	(.12)	(.06)
Total increase (decrease) in net asset value	.81	2.68
Net asset value, ending	$12.61	$11.80

Total return*	7.86%	30.03%
Ratios to average net assets: A
Net investment income	.99%	.59%
Total expenses	.96%	.93%
Expenses before offsets	.81%	.78%
Net expenses	.78%	.78%
Portfolio turnover	96%	173%
Net assets, ending (in thousands)	$45,751	$46,056

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

(z)      Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-year period ended June 30, 2007 and had underperformed its Lipper index and was below the median of its peer group for the three- and five-year periods ended June 30, 2007. The Board took into account the steps management has taken in an attempt to improve the Portfolio's performance, including the replacement of the Portfolio's subadvisor in June 2007. The Board also noted management's discussion of the factors contributing to the Portfolio's more recent performance. Based upon its review, the Board concluded that appropriate action has been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expenses limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee while the Subadvisor managed the Portfolio and maintained the current subadvisory fee. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio, agreed to voluntarily waive a portion of its advisory fee, and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard the Board considered certain information received in connection with, and its deliberations with respect to, its initial approval of the Investment Subadvisory Agreement with the Subadvisor in June 2007.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in June 2007.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadviser were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on September 10, 2007 by the Ameritas Income & Growth Portfolio of Calvert Variable Series, Inc. for the purpose of approving a new Investment Sub-Advisory Agreement with Summit Investment Partners, Inc. The voting results were as follows:

For	9,043,653.517 shares (93.364% of outstanding)
Against	177,036.394 shares (1.828% of outstanding)
Abstain	465,662.395 shares (4.80% of outstanding)


Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas
A UNIFI Company

Ameritas Index 500 Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Notes to Financial Statements
25	Financial Highlights
26	Explanation of Financial Tables
27	Proxy Voting and Availability of Quarterly Portfolio Holdings
28	Basis for Board's Approval of Investment Advisory Contract
31	Director and Officer Information Table

Ameritas Index 500 Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Summit Investment Partners, Inc.

A word from portfolio management:

For the one-year period ended December 31, 2007, the CVS Ameritas Index 500 Portfolio returned 5.15%* compared with the total return for the Standard & Poor's 500 Index of 5.49%. Unlike the Index, the Fund bears management expenses and transaction costs, and these factors accounted for the Fund's margin of underperformance.

The performance of the S&P 500 Index in 2007 was like a tale of two markets. The first half saw moderate U.S. economic growth, strong corporate earnings growth, low interest rates, record amounts of leveraged buyouts, and strong global economic growth--all of which led to a return of 10.6% through mid-July. This performance was achieved despite concerns about a weakening housing market, the potential for slowing corporate earnings growth, high oil prices, and the general sense that a market "correction" was due.

Still, there were hiccups. The most notable was the late February sell-off after the overheated equity market in China caused the Shanghai Index to fall nearly 9% in a single day. This led to a broad market sell-off in the U.S. as well, as investors feared that slower growth in China would significantly impact global economic growth. However, the market rebounded in mid-March and continued to rally through the middle of July.

In contrast, the second half of the year saw the already weak U.S. housing market succumb to rapidly rising foreclosures. These were largely caused by billions of dollars of subprime adjustable-rate mortgage loans which reset to significantly higher interest rates that made the monthly payments unaffordable. According to RealtyTrac, there were more than two million home foreclosures in the U.S. in 2007.

With hundreds of thousands of homeowners becoming delinquent on their mortgage payments, many financial institutions announced multi-billion-dollar write-downs and the credit crunch began. While the subprime mortgage market continued its decline, worries mounted about the impact that declining home values, more interest-rate resets, oil prices approaching $90 a barrel, and the rapid deterioration of the credit markets would have on the American consumer. As a result, the Index fell more than 9% between mid-July and mid-August, only to recover modestly before declining again in November.

The Federal Reserve responded to the credit crisis and weaker economic data by cutting interest rates in September, October, and December, which helped the equity markets recover somewhat from the mid-August lows. But the second half of the year saw the S&P 500 Index lose 1.37%.

The effects of last year's credit crunch will certainly carry over into 2008. Billions of dollars of subprime mortgages have interest rates yet to reset, oil prices are nearing $100 a barrel, and the housing sector shows no signs that a bottom is near. We expect all of these concerns to continue to affect the American consumer and constrain economic growth. The Federal Reserve's interest rate cuts and the declining value of the U.S. dollar should buoy exports and may be enough to prevent a national recession, but economic growth is likely to slow significantly.

Overall, investors should expect more volatility in 2008 as the credit markets continue to work through the subprime mortgage debacle, equity markets deal with the potential for a recession, corporations experience slower earnings growth, and the market faces the uncertainties of an upcoming Presidential election.

January 2008

CVS Ameritas Index 500 Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(year ended 12.31.07)

One year	5.15%
Five year	12.45%
Since inception (11.1.99)	2.30%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective April 2007. Summit is an affiliate of Ameritas and the Portfolio's Advisor.

% of Total
Economic Sectors	Investments
Consumer Discretionary	8.3%
Consumer Staples	9.9%
Energy	12.5%
Financials	17.2%
Healthcare	11.7%
Industrials	11.3%
Information Technology	16.3%
Materials	3.3%
Telecommunications Services	3.5%
U.S. Government Agency Obligations	2.3%
U.S. Treasury	0.2%
Utilities	3.5%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07

Actual	$1,000.00	$984.50	$1.90
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.29	$1.94

* Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Index 500 Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Index 500 Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Index 500 Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Index 500 Portfolio
Statement of Net Assets
December 31, 2007
EQUITY SECURITIES - 97.4%	Shares	Value
Aerospace & Defense - 2.8%
Boeing Co.	5,170	$452,168
General Dynamics Corp.	2,678	238,315
Goodrich Corp.	827	58,395
Honeywell International, Inc.	4,937	303,971
L-3 Communications Holdings, Inc.	900	95,346
Lockheed Martin Corp.	2,291	241,151
Northrop Grumman Corp.	2,324	182,759
Precision Castparts Corp.	950	131,765
Raytheon Co.	2,957	179,490
Rockwell Collins, Inc.	1,127	81,110
United Technologies Corp.	6,543	500,801
		2,465,271

Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	1,200	64,944
Expeditors International Washington, Inc.	1,430	63,893
FedEx Corp.	2,037	181,639
United Parcel Service Inc., Class B	6,925	489,736
		800,212

Airlines - 0.1%
Southwest Airlines Co.	4,934	60,195

Auto Components - 0.2%
Goodyear Tire & Rubber Co.*	1,464	41,314
Johnson Controls, Inc.	3,921	141,313
		182,627

Automobiles - 0.3%
Ford Motor Co.*	13,870	93,345
General Motors Corp.	3,733	92,914
Harley-Davidson, Inc.	1,698	79,314
		265,573

Beverages - 2.4%
Anheuser-Busch Co's, Inc.	4,944	258,769
Brown-Forman Corp., Class B	600	44,466
Coca-Cola Co.	13,126	805,542
Coca-Cola Enterprises, Inc.	1,921	50,004
Constellation Brands, Inc.*	1,312	31,016
Molson Coors Brewing Co., Class B	946	48,832
Pepsi Bottling Group, Inc.	906	35,751
PepsiCo, Inc.	10,661	809,170
		2,083,550

Biotechnology - 1.1%
Amgen, Inc.*	7,169	332,928
Biogen Idec, Inc.*	1,967	111,962
Celgene Corp.*	2,532	117,004
Genzyme Corp. - General Division*	1,809	134,662
Gilead Sciences, Inc.*	6,112	281,213
		977,769

Building Products - 0.1%
Masco Corp.	2,482	53,636
Trane, Inc.	1,131	52,829
		106,465

EQUITY SECURITIES - CONT'D	Shares	Value
Capital Markets - 3.3%
American Capital Strategies Ltd.	1,260	$41,530
Ameriprise Financial, Inc.	1,552	85,531
Bank of New York Mellon Corp.	7,506	365,993
Bear Stearns Co's, Inc.	838	73,953
Charles Schwab Corp.	6,255	159,815
E*Trade Financial Corp.*	2,813	9,986
Federated Investors, Inc., Class B	500	20,580
Franklin Resources, Inc.	1,126	128,848
Goldman Sachs Group, Inc.	2,677	575,689
Janus Capital Group, Inc.	1,068	35,084
Legg Mason, Inc.	906	66,274
Lehman Brothers Holdings, Inc.	3,503	229,236
Merrill Lynch & Co., Inc.	5,692	305,546
Morgan Stanley	6,956	369,433
Northern Trust Corp.	1,300	99,554
State Street Corp.	2,633	213,800
T. Rowe Price Group, Inc.	1,750	106,540
		2,887,392

Chemicals - 1.8%
Air Products & Chemicals, Inc.	1,492	147,156
Ashland, Inc.	400	18,972
Dow Chemical Co.	6,269	247,124
Eastman Chemical Co.	500	30,545
Ecolab, Inc.	1,207	61,811
EI Du Pont de Nemours & Co.	6,074	267,803
Hercules, Inc.	600	11,610
International Flavors & Fragrances, Inc.	500	24,065
Monsanto Co.	3,600	402,084
PPG Industries, Inc.	1,130	79,360
Praxair, Inc.	2,110	187,178
Rohm & Haas Co.	859	45,587
Sigma-Aldrich Corp.	904	49,358
		1,572,653

Commercial Banks - 2.9%
BB&T Corp.	3,642	111,700
Comerica, Inc.	1,009	43,922
Commerce Bancorp, Inc.	1,269	48,400
Fifth Third Bancorp	3,537	88,885
First Horizon National Corp.	834	15,137
Huntington Bancshares, Inc.	2,416	35,660
KeyCorp	2,570	60,266
M&T Bank Corp.	522	42,579
Marshall & Ilsley Corp.	1,782	47,187
National City Corp.	4,178	68,770
PNC Financial Services Group, Inc.	2,257	148,172
Regions Financial Corp.	4,644	109,831
SunTrust Banks, Inc.	2,359	147,414
US Bancorp	11,392	361,582
Wachovia Corp.	13,362	508,157
Wells Fargo & Co.	23,047	695,789
Zions Bancorp	710	33,150
		2,566,601

Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc.*	1,759	19,384
Avery Dennison Corp.	700	37,198
Cintas Corp.	929	31,233
Equifax, Inc.	871	31,670

EQUITY SECURITIES - CONT'D	Shares	Value
Commercial Services & Supplies - Cont'd
Monster Worldwide, Inc.*	900	$29,160
Pitney Bowes, Inc.	1,512	57,517
Robert Half International, Inc.	1,109	29,987
RR Donnelley & Sons Co.	1,515	57,176
Waste Management, Inc.	3,426	111,927
		405,252

Communications Equipment - 2.5%
Ciena Corp.*	623	21,251
Cisco Systems, Inc.*	40,190	1,087,943
Corning, Inc.	10,376	248,920
JDS Uniphase Corp.*	1,397	18,580
Juniper Networks, Inc.*	3,391	112,581
Motorola, Inc.	15,277	245,043
Qualcomm, Inc.	11,047	434,700
Tellabs, Inc.*	2,891	18,907
		2,187,925

Computers & Peripherals - 4.4%
Apple, Inc.*	5,785	1,145,893
Dell, Inc.*	14,990	367,405
EMC Corp.*	13,834	256,344
Hewlett-Packard Co.	17,009	858,614
International Business Machines Corp.	9,142	988,250
Lexmark International, Inc.*	624	21,753
Network Appliance, Inc.*	2,406	60,054
QLogic Corp.*	903	12,823
SanDisk Corp.*	1,503	49,854
Sun Microsystems, Inc.*	5,466	99,099
Teradata Corp.*	1,220	33,440
		3,893,529

Construction & Engineering - 0.2%
Fluor Corp.	624	90,929
Jacobs Engineering Group, Inc.*	820	78,400
		169,329

Construction Materials - 0.1%
Vulcan Materials Co.	700	55,363

Consumer Finance - 0.7%
American Express Co.	7,804	405,964
Capital One Financial Corp.	2,580	121,931
Discover Financial Services	3,152	47,532
SLM Corp.	3,434	69,161
		644,588

Containers & Packaging - 0.1%
Ball Corp.	700	31,500
Bemis Co., Inc.	690	18,892
Pactiv Corp.*	922	24,553
Sealed Air Corp.	1,113	25,755
		100,700

Distributors - 0.1%
Genuine Parts Co.	1,122	51,949

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	939	65,871
H&R Block, Inc.	2,142	39,777
		105,648

EQUITY SECURITIES - CONT'D	Shares	Value
Diversified Financial Services - 4.3%
Bank of America Corp.	29,269	$1,207,639
CIT Group, Inc.	1,321	31,744
Citigroup, Inc.	33,160	976,230
CME Group, Inc.	370	253,820
IntercontinentalExchange, Inc.*	480	92,400
JPMorgan Chase & Co.	22,336	974,966
Leucadia National Corp.	1,087	51,198
Moody's Corp.	1,498	53,478
NYSE Euronext	1,740	152,720
		3,794,195

Diversified Telecommunication - 3.1%
AT&T, Inc.	40,239	1,672,333
CenturyTel, Inc.	800	33,168
Citizens Communications Co.	2,302	29,304
Embarq Corp.	1,023	50,669
Qwest Communications International, Inc.*	10,554	73,984
Verizon Communications, Inc.	19,150	836,664
Windstream Corp.	3,205	41,729
		2,737,851

Electric Utilities - 2.0%
Allegheny Energy, Inc.	1,123	71,434
American Electric Power Co., Inc.	2,634	122,639
Duke Energy Corp.	8,317	167,754
Edison International	2,203	117,574
Entergy Corp.	1,323	158,125
Exelon Corp.	4,449	363,216
FirstEnergy Corp.	2,011	145,476
FPL Group, Inc.	2,685	181,989
Pepco Holdings, Inc.	1,290	37,836
Pinnacle West Capital Corp.	700	29,687
PPL Corp.	2,528	131,684
Progress Energy, Inc.	1,751	84,801
Southern Co.	4,991	193,401
		1,805,616

Electrical Equipment - 0.5%
Cooper Industries Ltd.	1,242	65,677
Emerson Electric Co.	5,227	296,162
Rockwell Automation, Inc.	1,031	71,098
		432,937

Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc.*	2,614	96,038
Jabil Circuit, Inc.	1,291	19,714
Molex, Inc.	948	25,880
Tyco Electronics Ltd.	3,283	121,898
		263,530

Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	2,107	170,878
BJ Services Co.	1,923	46,652
ENSCO International, Inc.	1,027	61,230
Halliburton Co.	5,870	222,532
Nabors Industries Ltd.*	1,900	52,041
National Oilwell Varco, Inc.*	2,351	172,704
Noble Corp.	1,846	104,317
Rowan Co's, Inc.	730	28,806
Schlumberger Ltd.	7,866	773,778
Smith International, Inc.	1,323	97,704
Transocean, Inc.	2,119	303,274
Weatherford International Ltd.*	2,280	156,408
		2,190,324

EQUITY SECURITIES - CONT'D	Shares	Value
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	2,961	$206,559
CVS Caremark Corp.	9,771	388,397
Kroger Co.	4,669	124,709
Safeway, Inc.	2,898	99,141
SUPERVALU, Inc.	1,387	52,040
SYSCO Corp.	4,025	125,620
Walgreen Co.	6,555	249,615
Wal-Mart Stores, Inc.	15,829	752,352
Whole Foods Market, Inc.	940	38,352
		2,036,785

Food Products - 1.4%
Archer-Daniels-Midland Co.	4,247	197,188
Campbell Soup Co.	1,494	53,381
ConAgra Foods, Inc.	3,230	76,842
Dean Foods Co.	919	23,765
General Mills, Inc.	2,233	127,281
H.J. Heinz Co.	2,158	100,735
Hershey Co.	1,116	43,970
Kellogg Co.	1,725	90,442
Kraft Foods, Inc.	10,400	339,352
McCormick & Co., Inc.	921	34,915
Sara Lee Corp.	4,779	76,751
Tyson Foods, Inc.	1,741	26,690
Wm. Wrigley Jr. Co.	1,469	86,010
		1,277,322

Gas Utilities - 0.1%
Nicor, Inc.	319	13,510
Questar Corp.	1,200	64,920
		78,430

Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	4,254	246,945
Becton Dickinson & Co.	1,606	134,229
Boston Scientific Corp.*	8,808	102,437
C.R. Bard, Inc.	711	67,403
Covidien Ltd.	3,280	145,271
Hospira, Inc.*	1,102	46,989
Medtronic, Inc.	7,483	376,170
St. Jude Medical, Inc.*	2,249	91,399
Stryker Corp.	1,565	116,937
Varian Medical Systems, Inc.*	834	43,502
Zimmer Holdings, Inc.*	1,598	105,708
		1,476,990

Health Care Providers & Services - 2.4%
Aetna, Inc.	3,374	194,781
AmerisourceBergen Corp.	1,109	49,761
Cardinal Health, Inc.	2,405	138,889
Cigna Corp.	1,867	100,314
Coventry Health Care, Inc.*	1,031	61,087
Express Scripts, Inc.*	1,775	129,575
Humana, Inc.*	1,140	85,853
Laboratory Corp. of America Holdings*	810	61,179
McKesson Corp.	2,001	131,085
Medco Health Solutions, Inc.*	1,831	185,663
Patterson Co's, Inc.*	924	31,370
Quest Diagnostics, Inc.	1,100	58,190
Tenet Healthcare Corp.*	3,132	15,911
UnitedHealth Group, Inc.	8,739	508,610
WellPoint, Inc.*	3,770	330,742
		2,083,010

EQUITY SECURITIES - CONT'D	Shares	Value
Health Care Technology - 0.0%
IMS Health, Inc.	1,361	$31,357

Hotels, Restaurants & Leisure - 1.4%
Carnival Corp.	2,949	131,201
Darden Restaurants, Inc.	950	26,325
Harrah's Entertainment, Inc.	1,236	109,695
International Game Technology	2,080	91,374
Marriott International, Inc.	2,160	73,829
McDonald's Corp.	7,864	463,268
Starbucks Corp.*	4,916	100,631
Starwood Hotels & Resorts Worldwide, Inc.	1,314	57,855
Wendy's International, Inc.	600	15,504
Wyndham Worldwide Corp.	1,207	28,437
Yum! Brands, Inc.	3,430	131,266
		1,229,385

Household Durables - 0.4%
Black & Decker Corp.	500	34,825
Centex Corp.	800	20,208
D.R. Horton, Inc.	1,804	23,759
Fortune Brands, Inc.	1,012	73,228
Harman International Industries, Inc.	399	29,410
KB Home	529	11,426
Leggett & Platt, Inc.	1,220	21,277
Lennar Corp.	920	16,459
Newell Rubbermaid, Inc.	1,824	47,205
Pulte Homes, Inc.	1,403	14,788
Snap-On, Inc.	418	20,164
Stanley Works	600	29,088
Whirlpool Corp.	515	42,040
		383,877

Household Products - 2.3%
Clorox Co.	953	62,107
Colgate-Palmolive Co.	3,364	262,257
Kimberly-Clark Corp.	2,808	194,707
Procter & Gamble Co.	20,590	1,511,718
		2,030,789

Independent Power Producers & Energy Traders - 0.3%
AES Corp.*	4,411	94,351
Constellation Energy Group, Inc.	1,220	125,087
Dynegy, Inc.*	2,772	19,792
		239,230

Industrial Conglomerates - 3.5%
3M Co.	4,721	398,075
General Electric Co.	66,810	2,476,646
Textron, Inc.	1,649	117,574
Tyco International Ltd.	3,280	130,052
		3,122,347

Insurance - 4.2%
ACE Ltd.	2,224	137,399
Aflac, Inc.	3,224	201,919
Allstate Corp.	3,860	201,608
Ambac Financial Group, Inc.	721	18,580
American International Group, Inc.	16,936	987,369
AON Corp.	1,932	92,137
Assurant, Inc.	600	40,140
Chubb Corp.	2,660	145,183
Cincinnati Financial Corp.	1,182	46,736

EQUITY SECURITIES - CONT'D	Shares	Value
Insurance - Cont'd
Genworth Financial, Inc.	2,922	$74,365
Hartford Financial Services Group, Inc.	2,096	182,750
Lincoln National Corp.	1,786	103,981
Loews Corp.	2,934	147,697
Marsh & McLennan Co.'s, Inc.	3,577	94,683
MBIA, Inc.	833	15,519
MetLife, Inc.	4,901	302,000
Principal Financial Group, Inc.	1,796	123,637
Progressive Corp.	4,777	91,527
Prudential Financial, Inc.	3,027	281,632
Safeco Corp.	624	34,744
Torchmark Corp.	632	38,255
Travelers Co.'s, Inc.	4,332	233,062
Unum Group	2,400	57,096
XL Capital Ltd.	1,229	61,831
		3,713,850

Internet & Catalog Retail - 0.3%
Amazon.Com, Inc.*	2,017	186,855
Expedia, Inc.*	1,400	44,268
IAC/InterActiveCorp.*	1,292	34,781
		265,904

Internet Software & Services - 1.8%
Akamai Technologies, Inc.*	1,120	38,752
eBay, Inc.*	7,528	249,854
Google, Inc.*	1,548	1,070,411
VeriSign, Inc.*	1,458	54,835
Yahoo!, Inc.*	8,890	206,782
		1,620,634

IT Services - 0.9%
Affiliated Computer Services, Inc.*	723	32,607
Automatic Data Processing, Inc.	3,506	156,122
Cognizant Technology Solutions Corp.*	1,956	66,387
Computer Sciences Corp.*	1,200	59,364
Convergys Corp.*	900	14,814
Electronic Data Systems Corp.	3,359	69,632
Fidelity National Information Services, Inc.	1,126	46,830
Fiserv, Inc.*	1,102	61,150
Paychex, Inc.	2,245	81,314
Total System Services, Inc.	1,320	36,960
Unisys Corp.*	2,309	10,922
Western Union Co.	5,099	123,804
		759,906

Leisure Equipment & Products - 0.1%
Brunswick Corp.	587	10,008
Eastman Kodak Co.	1,892	41,378
Hasbro, Inc.	971	24,838
Mattel, Inc.	2,420	46,077
		122,301

Life Sciences - Tools & Services - 0.4%
Applera Corp. - Applied Biosystems Group	1,264	42,875
Millipore Corp.*	400	29,272
PerkinElmer, Inc.	801	20,842
Thermo Fisher Scientific, Inc.*	2,815	162,369
Waters Corp.*	713	56,377
		311,735

EQUITY SECURITIES - CONT'D	Shares	Value
Machinery - 1.9%
Caterpillar, Inc.	4,216	$305,913
Cummins, Inc.	719	91,579
Danaher Corp.	1,639	143,806
Deere & Co.	2,929	272,748
Dover Corp.	1,408	64,895
Eaton Corp.	1,010	97,919
Illinois Tool Works, Inc.	2,836	151,839
Ingersoll-Rand Co. Ltd.	1,939	90,105
ITT Corp.	1,224	80,833
Manitowoc Co., Inc.	850	41,506
PACCAR, Inc.	2,460	134,021
Pall Corp.	809	32,619
Parker Hannifin Corp.	1,150	86,607
Terex Corp.*	711	46,620
		1,641,010

Media - 2.8%
CBS Corp., Class B	4,518	123,116
Clear Channel Communications, Inc.	3,285	113,398
Comcast Corp.*	20,386	372,248
DIRECTV Group, Inc.*	4,738	109,543
E.W. Scripps Co.	611	27,501
Gannett Co., Inc.	1,537	59,943
Interpublic Group of Co.'s, Inc.*	3,114	25,255
McGraw-Hill Co.'s, Inc.	2,236	97,959
Meredith Corp.	300	16,494
New York Times Co.	1,017	17,828
News Corp.	15,278	313,046
Omnicom Group, Inc.	2,165	102,902
Time Warner, Inc.	24,599	406,129
Viacom, Inc., Class B*	4,529	198,914
Walt Disney Co.	12,803	413,281
Washington Post Co., Class B	39	30,866
		2,428,423

Metals & Mining - 1.0%
Alcoa, Inc.	5,833	213,196
Allegheny Technologies, Inc.	675	58,320
Freeport-McMoRan Copper & Gold, Inc.	2,523	258,456
Newmont Mining Corp.	2,980	145,513
Nucor Corp.	1,946	115,242
Titanium Metals Corp.	580	15,341
United States Steel Corp.	815	98,542
		904,610

Multiline Retail - 0.7%
Big Lots, Inc.*	700	11,193
Dillard's, Inc.	300	5,634
Family Dollar Stores, Inc.	961	18,480
J.C. Penney Co., Inc.	1,498	65,897
Kohl's Corp.*	2,149	98,424
Macy's, Inc.	2,932	75,851
Nordstrom, Inc.	1,372	50,394
Sears Holdings Corp.*	531	54,188
Target Corp.	5,586	279,300
		659,361

Multi-Utilities - 1.1%
Ameren Corp.	1,420	76,978
Centerpoint Energy, Inc.	2,120	36,315
CMS Energy Corp.	1,544	26,835
Consolidated Edison, Inc.	1,788	87,344

EQUITY SECURITIES - CONT'D	Shares	Value
Multi-Utilities - Cont'd
Dominion Resources, Inc.	3,840	$182,208
DTE Energy Co.	1,126	49,499
Integrys Energy Group, Inc.	430	22,227
NiSource, Inc.	1,853	35,003
PG&E Corp.	2,390	102,985
Public Service Enterprise Group, Inc.	1,678	164,847
Sempra Energy	1,817	112,436
TECO Energy, Inc.	1,444	24,851
Xcel Energy, Inc.	2,816	63,557
		985,085

Office Electronics - 0.1%
Xerox Corp.	6,177	100,006

Oil, Gas & Consumable Fuels - 10.0%
Anadarko Petroleum Corp.	3,061	201,077
Apache Corp.	2,245	241,427
Chesapeake Energy Corp.	2,819	110,505
Chevron Corp.	14,060	1,312,220
ConocoPhillips	10,735	947,900
Consol Energy, Inc.	1,200	85,824
Devon Energy Corp.	2,942	261,573
El Paso Corp.	4,624	79,718
EOG Resources, Inc.	1,684	150,297
Exxon Mobil Corp.	36,375	3,407,974
Hess Corp.	1,825	184,070
Marathon Oil Corp.	4,720	287,259
Murphy Oil Corp.	1,295	109,868
Noble Energy, Inc.	1,200	95,424
Occidental Petroleum Corp.	5,482	422,059
Peabody Energy Corp.	1,825	112,493
Range Resources Corp.	970	49,819
Spectra Energy Corp.	4,170	107,669
Sunoco, Inc.	814	58,966
Tesoro Corp.	960	45,792
Valero Energy Corp.	3,653	255,820
Williams Co.'s, Inc.	3,960	141,689
XTO Energy, Inc.	3,183	163,453
		8,832,896

Paper & Forest Products - 0.3%
International Paper Co.	2,905	94,064
MeadWestvaco Corp.	1,211	37,904
Weyerhaeuser Co.	1,425	105,080
		237,048

Personal Products - 0.2%
Avon Products, Inc.	2,926	115,665
Estee Lauder Co.'s, Inc.	807	35,193
		150,858

Pharmaceuticals - 6.1%
Abbott Laboratories, Inc.	10,198	572,618
Allergan, Inc.	2,029	130,343
Barr Pharmaceuticals, Inc.*	700	37,170
Bristol-Myers Squibb Co.	13,051	346,113
Eli Lilly & Co.	6,511	347,622
Forest Laboratories, Inc.*	2,087	76,071
Johnson & Johnson	19,095	1,273,636
King Pharmaceuticals, Inc.*	1,613	16,517
Merck & Co., Inc.	14,356	834,227
Mylan Laboratories, Inc.	1,600	22,496

EQUITY SECURITIES - CONT'D	Shares	Value
Pharmaceuticals - Cont'd
Pfizer, Inc.	45,711	$1,039,011
Schering-Plough Corp.	10,686	284,675
Watson Pharmaceuticals, Inc.*	750	20,355
Wyeth	8,873	392,098
		5,392,952

Real Estate Investment Trusts - 1.0%
Apartment Investment & Management Co.	713	24,762
AvalonBay Communities, Inc.	600	56,484
Boston Properties, Inc.	820	75,284
Developers Diversified Realty Corp.	820	31,398
Equity Residential	1,874	68,345
General Growth Properties, Inc.	1,687	69,471
Host Hotels & Resorts, Inc.	3,445	58,703
Kimco Realty Corp.	1,604	58,385
Plum Creek Timber Co, Inc.	1,217	56,031
ProLogis	1,737	110,091
Public Storage, Inc.	822	60,343
Simon Property Group, Inc.	1,510	131,158
Vornado Realty Trust	924	81,266
		881,721

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc.*	1,292	27,843

Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	1,982	164,962
CSX Corp.	2,898	127,454
Norfolk Southern Corp.	2,597	130,993
Ryder System, Inc.	421	19,791
Union Pacific Corp.	1,802	226,367
		669,567

Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc.*	3,791	28,433
Altera Corp.	2,216	42,813
Analog Devices, Inc.	2,104	66,697
Applied Materials, Inc.	9,090	161,438
Broadcom Corp.*	3,097	80,956
Intel Corp.	38,536	1,027,370
KLA-Tencor Corp.	1,202	57,888
Linear Technology Corp.	1,529	48,668
LSI Corp.*	4,732	25,127
MEMC Electronic Materials, Inc.*	1,545	136,717
Microchip Technology, Inc.	1,470	46,187
Micron Technology, Inc.*	4,993	36,199
National Semiconductor Corp.	1,655	37,469
Novellus Systems, Inc.*	800	22,056
NVIDIA Corp.*	3,621	123,186
Teradyne, Inc.*	1,146	11,850
Texas Instruments, Inc.	9,427	314,862
Xilinx, Inc.	1,952	42,690
		2,310,606

Software - 3.6%
Adobe Systems, Inc.*	3,882	165,878
Autodesk, Inc.*	1,590	79,118
BMC Software, Inc.*	1,328	47,330
CA, Inc.	2,628	65,569
Citrix Systems, Inc.*	1,200	45,612
Compuware Corp.*	1,900	16,872
Electronic Arts, Inc.*	2,104	122,895
Intuit, Inc.*	2,291	72,419

EQUITY SECURITIES - CONT'D	Shares	Value
Software - Cont'd
Microsoft Corp.	53,214	$1,894,418
Novell, Inc.*	2,312	15,883
Oracle Corp.*	25,969	586,380
Symantec Corp.*	5,937	95,823
		3,208,197

Specialty Retail - 1.5%
Abercrombie & Fitch Co.	600	47,982
AutoNation, Inc.*	911	14,266
Autozone, Inc.*	329	39,450
Bed Bath & Beyond, Inc.*	1,790	52,608
Best Buy Co., Inc.	2,316	121,937
Circuit City Stores, Inc.	953	4,003
GameStop Corp.*	1,080	67,079
Gap, Inc.	3,266	69,501
Home Depot, Inc.	11,138	300,058
Limited Brands, Inc.	2,155	40,794
Lowe's Co.'s, Inc.	9,758	220,726
Office Depot, Inc.*	1,800	25,038
OfficeMax, Inc.	500	10,330
RadioShack Corp.	800	13,488
Sherwin-Williams Co.	735	42,659
Staples, Inc.	4,712	108,706
Tiffany & Co.	900	41,427
TJX Co.'s, Inc.	3,005	86,334
		1,306,386

Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.*	2,521	77,092
Jones Apparel Group, Inc.	633	10,122
Liz Claiborne, Inc.	720	14,652
Nike, Inc., Class B	2,610	167,666
Polo Ralph Lauren Corp.	400	24,716
VF Corp.	614	42,157
		336,405

Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp.	3,812	34,079
Fannie Mae	6,426	256,912
Freddie Mac	4,301	146,535
Hudson City Bancorp, Inc.	3,337	50,122
MGIC Investment Corp.	600	13,458
Sovereign Bancorp, Inc.	2,431	27,713
Washington Mutual, Inc.	5,777	78,625
		607,444

Tobacco - 1.3%
Altria Group, Inc.	13,888	1,049,655
Reynolds American, Inc.	1,129	74,469
UST, Inc.	1,100	60,280
		1,184,404

Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	500	43,760

Wireless Telecommunication Services - 0.4%
American Tower Corp.*	2,760	117,576
Sprint Nextel Corp.	18,777	246,542
		364,118

Total Equity Securities (Cost $73,441,217)		85,863,596

	Principal
U.S. Government Agencies and Instrumentalities - 2.3%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/08	$2,000,000	$1,999,819

Total U.S. Government Agencies and Instrumentalities (Cost $1,999,819)		1,999,819

U.S. Treasury - 0.2%
United States Treasury Bills, 3/13/08 #	200,000	198,811

Total U.S. Treasury (Cost $198,811)		198,811

TOTAL INVESTMENTS (Cost $75,639,847) - 99.9%		88,062,226
Other assets and liabilities, net - 0.1%		91,645
Net Assets - 100%		$88,153,871

Net Assets Consist of:
Paid-in capital applicable to 557,709 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$106,564,678
Undistributed net investment income		171,034
Accumulated net realized gain (loss) on investments		(31,024,177)
Net unrealized appreciation (depreciation) on investments		12,442,336

Net Assets		$88,153,871

Net Asset Value Per Share		$158.06

	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
E-mini S&P 500#	29	3/08	$2,141,940	$19,957

*     Non-income producing security.

#     Futures collateralized by 200,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income	$1,846,400
Interest income	56,563
Total investment income	1,902,963

Expenses:
Investment advisory fee	231,113
Transfer agent fees and expenses	14,445
Accounting fees	15,419
Directors' fees and expenses	10,821
Administrative fees	48,149
Custodian fees	50,724
Reports to shareholders	29,705
Professional fees	25,132
Contract services	19,086
Miscellaneous	10,883
Total expenses	455,477
Reimbursement from Advisor	(84,528)
Fees paid indirectly	(5,020)
Net expenses	365,929

Net Investment Income	1,537,034

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,819,237
Futures	(108,109)
1,711,128

Change in unrealized appreciation (depreciation) on:
Investments	1,856,432
Futures	18,671
1,875,103

Net Realized and Unrealized Gain
(Loss)	3,586,231

Increase (Decrease) in Net Assets
Resulting From Operations	$5,123,265

See notes to financial statements.

Index 500 Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,537,034	$1,571,002
Net realized gain (loss) on investments	1,711,128	(1,445,802)
Change in unrealized appreciation (depreciation)	1,875,103	14,022,451

Increase (Decrease) in Net Assets
Resulting From Operations	5,123,265	14,147,651

Distributions to shareholders from:
Net investment income	(1,530,641)	(1,566,676)

Capital share transactions:
Shares sold	3,542,966	7,821,001
Reinvestment of distributions	1,530,641	1,566,674
Shares redeemed	(20,343,899)	(25,445,224)
Total capital share transactions	(15,270,292)	(16,057,549)

Total Increase (Decrease) in Net Assets	(11,677,668)	(3,476,574)

Net Assets
Beginning of year	99,831,539	103,308,113
End of year (including undistributed net investment income of $171,034 and $175,870, respectively)	$88,153,871	$99,831,539

Capital Share Activity
Shares sold	21,927	56,077
Reinvestment of distributions	9,618	10,196
Shares redeemed	(126,512)	(180,650)
Total capital share activity	(94,967)	(114,377)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $18,237 was payable at year end. In addition, $10,759 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,799 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $12,111 for year ended December 31, 2007. Under the terms of the agreement, $940 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $3,156,454 and $19,657,740, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $83,330,733. Net unrealized appreciation aggregated $4,731,493, of which $23,455,288 related to appreciated securities and $18,723,795 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $3,249,995, $12,775,077, $2,110,080, $960,576, $2,529,937 and $1,687,669 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, December 2013, and December 2014, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,530,641	$1,566,676
Total	$1,530,641	$1,566,676

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$171,034
Capital loss carryforward	(23,313,334)
Unrealized appreciation (depreciation)	4,731,493
Total	($18,410,807)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to real estate investment trusts, Section 1256 contracts, and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($11,229)
Accumulated net realized gain (loss)	11,229

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED AVERAGE DAILY BALANCE	AVERAGE INTEREST RATE	MONTH OF MAXIMUM AMOUNT BORROWED	MAXIMUM AMOUNT BORROWED
$2,412	5.29%	$147,522	September 2007

Tax Information (Unaudited)

For corporate shareholders, Index 500 Portfolio designates 100% of its ordinary dividends paid during the calendar year ended December 31, 2007 as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2007	2006	2005
Net asset value, beginning	$152.96	$134.68	$130.81
Income from investment operations
Net investment income	2.85	2.48	2.16
Net realized and unrealized gain (loss)	5.04	18.23	3.84
Total from investment operations	7.89	20.71	6.00
Distributions from
Net investment income	(2.79)	(2.43)	(2.13)
Total distributions	(2.79)	(2.43)	(2.13)
Total increase (decrease) in net asset value	5.10	18.28	3.87
Net asset value, ending	$158.06	$152.96	$134.68

Total return*	5.15%	15.37%	4.58%
Ratios to average net assets:A
Net investment income	1.60%	1.58%	1.49%
Total expenses	.47%	.46%	.49%
Expenses before offsets	.39%	.39%	.38%
Net expenses	.38%	.38%	.38%
Portfolio turnover	3%	5%	5%
Net assets, ending (in thousands)	$88,154	$99,832	$103,308

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2004	2003
Net asset value, beginning	$120.38	$95.07
Income from investment operations
Net investment income	2.15	1.47
Net realized and unrealized gain (loss)	10.50	25.38
Total from investment operations	12.65	26.85
Distributions from
Net investment income	(2.22)	(1.54)
Total distributions	(2.22)	(1.54)
Total increase (decrease) in net asset value	10.43	25.31
Net asset value, ending	$130.81	$120.38

Total return*	10.50%	28.24%
Ratios to average net assets:A
Net investment income	1.63%	1. 40%
Total expenses	.53%	.46%
Expenses before offsets	.40%	.38%
Net expenses	.38%	.38%
Portfolio turnover	4%	6%
Net assets, ending (in thousands)	$118,143	$119,370

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had underperformed its Lipper index for the three- and five-year periods ended June 30, 2007. The Portfolio had outperformed its Lipper index for the one-year period ended June 30, 2007 and was above the median of its peer group for the one-, three- and five-year periods. The Board noted that the Subadvisor had managed the Portfolio since April 2007. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were also at the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above certain asset levels, while the Subadvisor managed the Portfolio and maintained the current subadvisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio, agreed to voluntarily waive a portion of its advisory fee, and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard the Board considered certain information received in connection with, and its deliberations with respect to, its initial approval of the Investment Subadvisory Agreement with the Subadvisor in March 2007.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in April 2007.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas
A UNIFI Company

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting and Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contract
24	Director and Officer Information Table

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Fred Alger Management, Inc.

Fund Performance

CVS Ameritas MidCap Growth Portfolio returned 34.68%* during the twelve months ended December 31, 2007, versus a return of 11.43% for the Russell MidCap® Growth Index.

Markets & Investment Climate

Every year, Wall Street pundits offer their market predictions and forecasts, which usually say more about the previous year than the year to come. Heading into 2008, the prevailing mood on Wall Street is somewhere between somber and panicked. And so the resulting view was that, at best, the year ahead will be a struggle--at worst, we will see a market downturn, a radical reduction in corporate earnings, and a recession more severe than any since the 1970s.

We'll get to our view of what lies ahead, but first, we want to take stock--pun intended--of what shaped the markets during the last year:

  Global growth was about 3.5% for 2007 (higher according to some measures and definitely higher in vital markets such as China), while U.S. growth slowed to 2% or less largely because of weakness in the housing and financial markets.
  Headline inflation fluctuated during the year--at times exceeding 4% because of sharply higher energy and food costs--but core inflation was only 2.3% at year-end, down from the end of 2006.
  While almost everyone predicted that consumer spending would sag because of tighter credit conditions and rising defaults and foreclosures, personal consumption expenditures had only moderately slowed by year-end. In fact, core personal consumption expenditures (PCE)--a measure of spending which excludes food and energy--grew faster in the third quarter of 2007 than the third quarter of 2006. We have said many times that there is no one "U.S. consumer" and that the one blended statistic of consumer spending creates a misleading impression that there is.
  The Federal Reserve (Fed) cut short-term rates to 4.25% and the yield on the 10-year Treasury bond sank from 4.71% in December 2006 to 4.07% in December 2007.
  Outside of Financials and some consumer sectors, corporate profits remained strong. And indices with less exposure to Financials, such as the Russell 1000® Growth Index, showed double-digit earnings growth. However, earnings for financial stocks fell 22% in the third quarter, which brought the overall quarterly earnings of Standard & Poor's (S&P) 500 Index companies down to the single digits.
  With as much as 30-40% of the earnings of S&P 500 Index companies coming from outside the United States during the period, and non-U.S.-related earnings growth in the 10-25% range, the relationship between national gross domestic product (GDP) figures and corporate profits continued to break down. Internet sales and e-commerce showed stunning acceleration. Overall, internet sales now account for 3.4% of retail spending, up from 2.7% early in 2006. Holiday 2007 e-commerce increased 19% from a year earlier, with $23 billion spent online between Thanksgiving and mid-December.
  Finally, energy and raw materials prices remained high. While oil did not break the $100 a barrel mark in 2007, it came close. Raw materials such as copper and iron ore also set new price records.

Investment Strategy

During the past year, the management of the Portfolio remained unchanged: a research intensive, bottom-up, fundamental approach, focused on discovering the fastest-growing companies undergoing positive dynamic change. On the whole, the Fund's growth-stock philosophy helped performance as mid-cap growth stocks, as measured by the Russell MidCap® Growth Index, outperformed mid-cap value stocks, as measured by the Russell MidCap® Value Index.1

The Portfolio's performance relative to the Russell MidCap Growth Index benefited from positive stock selection in all but two sectors, with the greatest benefit coming from the Information Technology, Consumer Discretionary, Industrials, Energy, and Financials sectors. Although still a positive contributor, the Portfolio's Health Care holdings underperformed those in the benchmark.

Top-contributing securities for the 12-month period included MEMC Electronic Materials Inc., GameStop Corp., McDermott International Inc., Intuitive Surgical Inc., Apple, Research In Motion, Nintendo, and BE Aerospace Inc. Conversely, positions in All Scripts, Isilon Systems Inc., Titanium Metals Corp., NII Holdings Inc., Uranium One Inc., and Oshkosh Truck Corp. were among the leading detractors.

Outlook

Judging from the tenor of the news and investor sentiment, you would think that the markets last year were either down 10% or flat. Even with the bottom falling out of financial services stocks in the third and fourth quarters, the major indices were up for the year--some quite decently. The S&P 500 Index was up 5.5% and the Dow Jones Industrial Average gained 8.9%. Large-cap and mid-cap stocks performed better than their small-cap brethren. The large-cap Russell 1000® Index returned 5.8% and the Russell Midcap® Index rose 5.6% while the smaller cap Russell 2000® Index posted a 1.6% decline.

However, the problems in Financials caused value indices to sharply underperform their growth counterparts. With a heavy weighting in banks, insurance companies and other financial services companies, the Russell Midcap® Value Index posted a loss of 1.4% while the more broadly-based Russell Midcap Growth Index was up 11.4%.

We continue to sound the theme that many U.S. growth companies are deeply immersed in a global economy that shows signs of "decoupling" from the United States and expanding at a much more rapid pace. Those companies are seeing robust growth from places as diverse as Latin America, the Persian Gulf region, and especially China. These regions have been a source of new markets and new business for many companies that trade on U.S. exchanges. Yet, many of those companies have not seen expansion multiples commensurate with that growth. They did well but did not overshoot the mark last year. That's why we believe they have potential for the year ahead.

And if we are correct in our view that big-picture statistics are of less and less use in steering investment decisions, then focusing on specific companies and specific business opportunities will become even more vital. Already, many active investment managers (and growth managers in particular) who focus on fundamentals have outperformed their respective indices simply because they have the flexibility to focus on the strengths and avoid some of the weaker areas of the economy and the markets. Given how the year ahead appears to be shaping up, that will be just as important going forward as it was in 2007.

January 2008

1. The Russell Mid-Cap Growth Index returned 11.43% for the one-year period ended December 31, 2007 while the Russell Midcap Value Index lost 1.42%.

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: MEMC Electronic Materials 2.36%, GameStop 2.62%, McDermott International 1.01%, Intuitive Surgical 0.94%, Apple 4.33%, Research In Motion 2.27%, Nintendo1.67%, BE Aerospace 1.53%, All Scripts 0%, Isilon Systems 0%, Titanium Metals 0.87%, NII Holdings 0%, Uranium One 0.76%, and Oshkosh Truck 0.97%. All portfolio holdings are subject to change.

Midcap Growth Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	34.68%
Five year	22.29%
Since inception (11.1.99)	11.57%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Economic Sectors	Investments
Consumer Discretionary	13.3%
Consumer Staples	2.4%
Energy	11.3%
Financials	7.6%
Health Care	14.3%
Industrials	14.2%
Information Technology	24.1%
Materials	2.6%
Telecommunications Services	1.3%
U.S. Government Agency Obligations	7.1%
Utilities	1.8%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$1,155.10	$5.11
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.47	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Mid-Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Mid-Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Mid-Cap Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Midcap Growth Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 92.8%	Shares	Value
Aerospace & Defense - 1.5%
BE Aerospace, Inc.*	26,500	$1,401,850

Beverages - 0.6%
Hansen Natural Corp.*	12,550	555,839

Biotechnology - 5.2%
BioMarin Pharmaceutical, Inc.*	12,650	447,810
Cephalon, Inc.*	12,000	861,120
ImClone Systems, Inc.*	22,250	956,750
Metabolix, Inc.*	38,581	918,228
Onyx Pharmaceuticals, Inc.*	7,450	414,369
United Therapeutics Corp.*	12,300	1,201,095
		4,799,372

Capital Markets - 2.0%
Affiliated Managers Group, Inc.*	5,300	622,538
AllianceBernstein Holding LP	11,050	831,512
Lazard Ltd.	9,450	384,426
		1,838,476

Chemicals - 1.4%
Mosaic Co.*	10,650	1,004,721
Zoltek Co's, Inc.*	6,250	267,937
		1,272,658

Commercial Banks - 0.3%
Boston Private Financial Holdings, Inc.	11,350	307,358

Commercial Services & Supplies - 1.4%
GEO Group, Inc.*	45,400	1,271,200

Communications Equipment - 2.3%
Research In Motion Ltd.*	18,403	2,086,900

Computers & Peripherals - 4.3%
Apple, Inc.*	20,100	3,981,408

Construction & Engineering - 2.9%
Chicago Bridge & Iron Co. NV	21,800	1,317,592
Shaw Group, Inc.*	22,600	1,365,944
		2,683,536

Distributors - 1.0%
LKQ Corp.*	43,140	906,803

Diversified Consumer Services - 1.0%
Sotheby's	23,900	910,590

Diversified Financial Services - 4.8%
CME Group, Inc.	1,000	686,000
IntercontinentalExchange, Inc.*	7,500	1,443,750
NYMEX Holdings, Inc.	17,350	2,318,133
		4,447,883

Electric Utilities - 0.8%
ITC Holdings Corp.	13,100	739,102

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 3.5%
First Solar, Inc.*	6,100	$1,629,554
JA Solar Holdings Co. Ltd. (ADR)*	22,050	1,539,310
		3,168,864

Energy Equipment & Services - 8.0%
Cameron International Corp.*	38,100	1,833,753
Diamond Offshore Drilling, Inc.	11,500	1,633,000
FMC Technologies, Inc.*	15,400	873,180
National Oilwell Varco, Inc.*	19,550	1,436,143
Transocean, Inc.	7,695	1,101,539
Weatherford International Ltd.*	6,950	476,770
		7,354,385

Food & Staples Retailing - 1.8%
China Nepstar Chain Drugstore Ltd. (ADR)*	33,550	589,809
Whole Foods Market, Inc.	27,000	1,101,600
		1,691,409

Health Care Equipment & Supplies - 4.3%
Hologic, Inc.*	19,700	1,352,208
Intuitive Surgical, Inc.*	2,650	859,925
Inverness Medical Innovations, Inc.*	8,500	477,530
Smith & Nephew plc (ADR)	6,900	396,198
St. Jude Medical, Inc.*	21,950	892,048
		3,977,909

Health Care Providers & Services - 4.1%
Community Health Systems, Inc.*	25,600	943,616
Health Net, Inc.*	9,200	444,360
McKesson Corp.	13,550	887,661
Quest Diagnostics, Inc.	27,350	1,446,815
		3,722,452

Hotels, Restaurants & Leisure - 4.2%
Bally Technologies, Inc.*	28,900	1,436,908
Ctrip.com International Ltd. (ADR)	11,500	660,905
Scientific Games Corp.*	27,500	914,375
Yum! Brands, Inc.	22,600	864,902
		3,877,090

Industrial Conglomerates - 2.5%
McDermott International, Inc.*	15,700	926,771
Textron, Inc.	18,750	1,336,875
		2,263,646

Internet & Catalog Retail - 0.6%
Shutterfly, Inc.*	20,988	537,713

Internet Software & Services - 1.4%
DealerTrack Holdings, Inc.*	13,079	437,754
SINA Corp.*	18,350	813,089
		1,250,843

IT Services - 1.5%
Cognizant Technology Solutions Corp.*	21,050	714,437
Genpact Ltd.*	43,750	666,313
		1,380,750

Life Sciences - Tools & Services - 0.7%
Affymetrix, Inc.*	27,265	630,912

Equity Securities - Cont'd	Shares	Value
Machinery - 2.5%
ITT Corp.	20,900	$1,380,236
Oshkosh Truck Corp.	18,800	888,488
		2,268,724

Media - 1.0%
Focus Media Holding Ltd. (ADR)*	16,950	962,930

Metals & Mining - 1.2%
Thompson Creek Metals Co., Inc.*	17,000	292,477
Titanium Metals Corp.*	30,100	796,145
		1,088,622

Multi-Utilities - 1.0%
Veolia Environnement (ADR)	10,000	909,800

Oil, Gas & Consumable Fuels - 3.1%
Concho Resources, Inc.*	30,200	622,422
Mariner Energy, Inc.*	19,350	442,728
Paladin Resources Ltd.*	38,500	222,915
Petrobank Energy & Resources Ltd.*	14,300	843,554
Uranium One, Inc.*	77,550	693,821
		2,825,440

Real Estate Investment Trusts - 0.4%
DuPont Fabros Technology, Inc.	19,300	378,280

Semiconductors & Semiconductor Equipment - 9.8%
Atheros Communications, Inc.*	37,680	1,150,747
Cree, Inc.*	33,180	911,455
Lam Research Corp.*	13,300	574,959
MEMC Electronic Materials, Inc.*	24,500	2,168,005
NVIDIA Corp.*	20,825	708,466
ON Semiconductor Corp.*	80,900	718,392
Spreadtrum Communications, Inc. (ADR)*	15,350	188,191
Tessera Technologies, Inc.*	28,600	1,189,760
Varian Semiconductor Equipment Associates, Inc.*	37,255	1,378,435
		8,988,410

Software - 4.9%
Activision, Inc.*	26,450	785,565
Net 1 UEPS Technologies, Inc.*	35,000	1,027,600
Nintendo Co. Ltd. (ADR)	20,715	1,533,946
Solera Holdings, Inc.*	46,400	1,149,792
		4,496,903

Specialty Retail - 4.6%
GameStop Corp.*	38,752	2,406,887
PetSmart, Inc.	57,600	1,355,328
Urban Outfitters, Inc.*	16,600	452,516
		4,214,731

Textiles, Apparel & Luxury Goods - 0.9%,
American Apparel, Inc.*	19,952	299,280
Iconix Brand Group, Inc.*	28,550	561,293
		860,573

Wireless Telecommunication Services - 1.3%,
SBA Communications Corp.*	36,019	1,218,883

Total Equity Securities (Cost $74,238,652)		85,272,244

	Principal
Corporate Bonds - 0.2%	Amount	Value
Transocean, Inc., Series C, 1.50%, 12/15/37	$180,000	$195,655

Total Corporate Bonds (Cost $180,000)		195,655

U.S. Government Agencies
And Instrumentalities - 7.1%
Federal Home Loan Bank Discount Notes:
1/2/08	100,000	99,988
1/3/08	2,200,000	2,199,523
1/8/08	200,000	199,868
1/11/08	4,000,000	3,995,667

Total U.S. Government Agencies and Instrumentalities (Cost $6,495,046)		6,495,046

TOTAL INVESTMENTS (Cost $80,913,698) - 100.1%		91,962,945
Other assets and liabilities, net - (0.1%)		(80,909)
Net Assets - 100%		$91,882,036

Net Assets Consist Of:
Paid-in capital applicable to 2,357,747 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$77,414,180
Accumulated net realized gain (loss) on investments and foreign currency transactions		3,418,609
Net unrealized appreciation (depreciation) on investments		11,049,247

Net Assets		$91,882,036

Net Asset Value Per Share		$38.97

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,454)	$396,918
Interest income	143,537
Total investment income	540,455

Expenses:
Investment advisory fee	650,538
Transfer agent fees and expenses	12,198
Accounting fees	13,187
Directors' fees and expenses	9,339
Administrative fees	40,659
Custodian fees	36,127
Reports to shareholders	27,460
Professional fees	24,071
Miscellaneous	13,575
Total expenses	827,154
Reimbursement from Advisor	(55,408)
Fees paid indirectly	(7,364)
Net expenses	764,382

Net Investment Income (Loss)	(223,927)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,325,421
Foreign currency transactions	(443)
18,324,978

Change in unrealized appreciation (depreciation):
Investments	5,907,039

Net Realized and Unrealized Gain
(Loss)	24,232,017

Increase (Decrease) in Net Assets
Resulting From Operations	$24,008,090

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($223,927)	($281,294)
Net realized gain (loss) on investments	18,324,978	9,290,814
Change in unrealized appreciation or (depreciation)	5,907,039	(2,609,054)

Increase (Decrease) in Net Assets
Resulting From Operations	24,008,090	6,400,466

Distributions to shareholders from:
Net realized gain	(18,071,835)	(8,096,829)

Capital share transactions:
Shares sold	9,101,080	5,008,859
Shares reinvested	18,071,835	8,096,830
Shares redeemed	(14,110,430)	(14,741,891)
Total capital share transactions	13,062,485	(1,636,202)

Total Increase (Decrease) in Net Assets	18,998,740	(3,332,565)

Net Assets
Beginning of year	72,883,296	76,215,861
End of year	$91,882,036	$72,883,296

Capital Share Activity
Shares sold	208,674	130,622
Shares reinvested	460,781	224,041
Shares redeemed	(338,263)	(388,092)
Total capital share activity	331,192	(33,429)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $60,860 was payable at year end. In addition, $13,155 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,804 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $9,828 for the year ended December 31, 2007. Under the terms of the agreement, $917 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $178,253,850 and $189,693,799.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $81,527,612. Net unrealized appreciation aggregated $10,435,333 of which $14,117,584 related to appreciated securities and $3,682,251 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$14,045,872	$4,621,977
Long term capital gain	4,025,963	3,474,852
Total	$18,071,835	$8,096,829

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,633,987
Undistributed long term capital gain	398,536
Unrealized appreciation (depreciation)	10,435,333
Total	$14,467,856

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses, foreign currency transactions, and partnerships.

Undistributed net investment income	$223,927
Accumulated net realized gain (loss)	(223,927)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$7,089	5.69%	$958,215	October 2007

Tax Information (Unaudited)

MidCap Growth Portfolio designates $4,025,963 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, MidCap Growth Portfolio designates 2.1% of its ordinary dividends paid during the calendar year ended December 31, 2007 as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2007	2006	2005
Net asset value, beginning	$35.96	$37.00	$35.71
Income from investment operations
Net investment income (loss)	(.10)	(.14)	(.10)
Net realized and unrealized gain (loss)	12.63	3.58	4.14
Total from investment operations	12.53	3.44	4.04
Distributions from
Net realized gain	(9.52)	(4.48)	(2.75)
Total distributions	(9.52)	(4.48)	(2.75)
Total increase (decrease) in net asset value	3.01	(1.04)	1.29
Net asset value, ending	$38.97	$35.96	$37.00

Total return*	34.68%	9.25%	11.27%
Ratios to average net assets: A
Net investment income (loss)	(.28%)	(.38%)	(.29%)
Total expenses	1.02%	1.03%	1.06%
Expenses before offsets	.95%	.95%	.95%
Net expenses	.94%	.94%	.94%
Portfolio turnover	227%	295%	225%
Net assets, ending (in thousands)	$91,882	$72,883	$76,216

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2004	2003
Net asset value, beginning	$31.49	$21.38
Income from investment operations
Net investment income (loss)	(.22)	(.19)
Net realized and unrealized gain (loss)	4.44	10.30
Total from investment operations	4.22	10.11
Total increase (decrease) in net asset value	4.22	10.11
Net asset value, ending	$35.71	$31.49

Total return*	13.40%	47.29%
Ratios to average net assets: A
Net investment income (loss)	(.65%)	(.73%)
Total expenses	1.06%	1.04%
Expenses before offsets	.94%	.94%
Net expenses	.94%	.94%
Portfolio turnover	230%	213%
Net assets, ending (in thousands)	$75,868	$74,051

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2007 and was above the median of its peer group for the same periods. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were also above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Midcap Value
Portfolio (Formerly Focused Midcap Value Portfolio)
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas
A UNIFI Company

Ameritas Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting and Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contract
24	Director and Officer Information Table

Ameritas Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by RiverSource Investments, LLC

The CVS Ameritas Midcap Value Portfolio outpaced its benchmark, the Russell MidCap® Value Index, returning 5.04%* for the year while the benchmark returned -1.42%. Effective sector allocation and stock selection contributed to this performance. Overall, large-cap value stocks outpaced their mid- and small-cap value counterparts for the year, although value stocks lagged growth stocks across the capitalization spectrum.

Effective April 30, 2007, RiverSource Investments LLC became the new subadvisor to CVS Ameritas Midcap Value Portfolio.

Calvert initiated the change in subadvisors to better align the investment process and characteristics of the Portfolio with its stated investment objective. Calvert sought a process that was more definitively mid-cap oriented and offered a more diversified portfolio, both with respect to the number of securities held and sources of performance. RiverSource's Deep Value team consists of four portfolio managers and a research staff who look for companies that have been forgotten or misunderstood by the market. This contrarian process integrates top-down market analysis of industries, fundamental financial analysis, and assessments of investor behavior to identify investment opportunities.

During the period prior to RiverSource's start in the Portfolio, the Portfolio returned 3.75% and the Russell MidCap Value Index returned 8.15%. Weak stock selection effects in several sectors hampered performance over the first four months of the reporting period.

RiverSource restructured the Portfolio when it assumed management in April, turning over the great majority of holdings. RiverSource's discussion of investment performance, below, covers the portion of the reporting period during which they managed the Portfolio.

A faltering housing market and fallout from troubles in the subprime mortgage market created strong headwinds for the financial markets in the second half of the year. The Portfolio's underweight in the Financials sector proved to be prudent during the period and helped performance relative to the benchmark. Within the sector, we favored insurance companies, which were the best performing industry in Financials, and had underweights to banks, broker-dealers, and asset management firms.

An overweighting to and stock selection within the strong-performing Energy sector also helped results. In particular, oil services companies McDermott International, GlobalSantaFe Corp., Cameron International Corp., and Weatherford International contributed positively to results. The Portfolio also benefited from strong stock selection in the Materials and Industrials sectors, with Mosaic Co., Agco Corp., Trane Inc., Chicago Bridge and Iron, and Fluor Corp. contributing most.

On the other hand, poor stock selection in the automobile and transportation industries detracted from performance. Specifically, U.S. Airways and Ford Motor Co. disappointed. Also, an underweighting to the strong-performing integrated-oil industry negatively impacted our results.

Other strategic moves during the year included adding to the Portfolio's semiconductor holdings in Micron Technology and Maxim Integrated Products, eliminating Utilities holdings in Constellation Energy and Citizens Communications and reducing those in Pinnacle West Capital. We also eliminated a few regional bank holdings, including Comerica Bank and Regions Financial.

In the wake of the credit crunch from the subprime mortgage turmoil of the third quarter, the global economic environment became more uncertain in the fourth quarter of 2007. In response, we continue to emphasize individual stock selection, which has led us to uncover new ideas in the Health Care and Information Technology sectors for the portfolio. These ideas complement the Portfolio's current overweights to cyclical sectors such as Industrials and Energy. Due to continued financial market concerns in the U.S., the Portfolio remains underweight in the Financials sector in favor of opportunities that support our contrarian conviction.

January 2008

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: McDermott International 1.11%, GlobalSantaFe Corp. 0%, Cameron International 1.11%, Weatherford International 0.95%, Mosaic Co. 2.35%, Agco Corp. 2.16%, Trane Inc. 1.53%, Chicago Bridge and Iron 0.95%, Fluor Corp. 1.09%, U.S. Airways 0.15%, Ford Motor 1.84%, Micron Technology 0.44%, Maxim Integrated Products 0.76%, Constellation Energy 0%, Citizens Communications 0%, Pinnacle West Capital 0.71%, Comerica Bank 0%, and Regions Financial 0%. All portfolio holdings are subject to change.

CVS Ameritas Midcap Value Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	5.04%
Five year	12.25%
Since inception (1.2.01)	8.95%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective April 2007.

% of Total
Economic Sectors	Investments
Consumer Discretionary	13.0%
Consumer Staples	4.5%
Energy	12.8%
Financials	17.2%
Health Care	4.5%
Industrials	19.7%
Information Technology	9.0%
Materials	8.0%
Telecommunication Services	2.8%
U.S. Government Agency Obligations	1.6%
Utilities	6.9%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$962.30	$4.89
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.22	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Midcap Value Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Midcap Value Portfolio (the Portfolio), formerly Ameritas Focused Midcap Value Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Midcap Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Midcap Value Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 98.1%	Shares	Value
Aerospace & Defense - 1.1%
Goodrich Corp.	9,926	$700,875

Airlines - 0.9%
AMR Corp.*	9,435	132,373
Continental Airlines, Inc., Class B*	6,078	135,236
Delta Air Lines, Inc.*	3,210	47,797
Northwest Airlines Corp.*	8,861	128,573
UAL Corp.*	1,481	52,812
US Airways Group, Inc.*	6,649	97,807
		594,598

Auto Components - 1.8%
ArvinMeritor, Inc.	12,249	143,681
Goodyear Tire & Rubber Co.*	8,940	252,287
Johnson Controls, Inc.	6,186	222,943
Magna International, Inc.	2,174	174,855
WABCO Holdings, Inc.	6,932	347,224
		1,140,990

Automobiles - 2.1%
Ford Motor Co.*	173,295	1,166,275
General Motors Corp.	5,886	146,503
		1,312,778

Building Products - 1.9%
Trane, Inc.	20,803	971,708
USG Corp.*	5,924	212,020
		1,183,728

Capital Markets - 0.4%
Invesco Ltd.	7,226	226,752

Chemicals - 5.8%
Eastman Chemical Co.	12,712	776,576
Imperial Chemical Industries plc (ADR)	6,783	342,880
Lubrizol Corp.	5,961	322,848
Mosaic Co.*	15,785	1,489,157
PPG Industries, Inc.	10,896	765,226
		3,696,687

Commercial Services & Supplies - 1.7%
Deluxe Corp.	7,426	244,241
Dun & Bradstreet Corp.	2,076	183,996
Pitney Bowes, Inc.	3,560	135,422
Ritchie Bros. Auctioneers, Inc.	6,028	498,516
		1,062,175

Communications Equipment - 0.5%
Tellabs, Inc.*	46,873	306,549

Construction & Engineering - 2.1%
Chicago Bridge & Iron Co. NV	10,002	604,521
Fluor Corp.	4,751	692,316
Insituform Technologies, Inc.*	2,721	40,271
		1,337,108

Distributors - 0.2%
Genuine Parts Co.	3,165	146,540

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication - 2.8%
CenturyTel, Inc.	14,047	$582,389
Embarq Corp.	2,361	116,940
Qwest Communications International, Inc.*	87,698	614,763
Windstream Corp.	34,820	453,356
		1,767,448

Electric Utilities - 2.6%
American Electric Power Co., Inc.	8,070	375,739
Edison International	7,912	422,263
Pinnacle West Capital Corp.	10,694	453,533
PPL Corp.	7,912	412,136
		1,663,671

Electrical Equipment - 1.9%
Cooper Industries Ltd.	14,023	741,536
Rockwell Automation, Inc.	6,534	450,585
		1,192,121

Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc.*	4,273	156,990
Celestica, Inc.*	40,862	237,000
Flextronics International Ltd.*	32,199	388,320
		782,310

Energy Equipment & Services - 5.6%
BJ Services Co.	27,226	660,503
Cameron International Corp.*	14,672	706,163
ENSCO International, Inc.	2,566	152,985
Nabors Industries Ltd.*	6,051	165,737
National Oilwell Varco, Inc.*	4,742	348,347
Smith International, Inc.	5,150	380,328
Transocean, Inc.	3,844	550,269
Weatherford International Ltd.*	8,782	602,445
		3,566,777

Food Products - 1.5%
Del Monte Foods Co.	27,189	257,208
Reddy Ice Holdings, Inc.	9,972	252,391
Tyson Foods, Inc.	26,941	413,006
		922,605

Gas Utilities - 0.3%
Questar Corp.	4,032	218,131

Health Care Equipment & Supplies - 0.5%
Hospira, Inc.*	7,212	307,520

Health Care Providers & Services - 2.7%
Health Management Associates, Inc.	28,279	169,108
Health Net, Inc.*	11,371	549,219
Humana, Inc.*	7,082	533,345
McKesson Corp.	3,492	228,761
Omnicare, Inc.	11,229	256,133
		1,736,566

Hotels, Restaurants & Leisure - 1.5%
Royal Caribbean Cruises Ltd.	22,930	973,149

Household Durables - 1.9%
Mohawk Industries, Inc.*	2,812	209,213
Stanley Works	12,038	583,602
Whirlpool Corp.	4,802	391,987
		1,184,802

Equity Securities - Cont'd	Shares	Value
Independent Power Producers & Energy Traders - 0.5%
Mirant Corp.*	7,565	$294,884

Industrial Conglomerates - 1.7%
McDermott International, Inc.*	11,886	701,631
Textron, Inc.	5,531	394,360
		1,095,991

Insurance - 14.3%
ACE Ltd.	18,083	1,117,168
Ambac Financial Group, Inc.	3,052	78,650
AON Corp.	31,874	1,520,071
Axis Capital Holdings Ltd.	16,435	640,472
Everest Re Group Ltd.	15,147	1,520,759
Lincoln National Corp.	6,901	401,776
Loews Corp.	13,837	696,554
Marsh & McLennan Co.'s, Inc.	3,225	85,366
MBIA, Inc.	4,971	92,610
PartnerRe Ltd.	16,189	1,336,078
Willis Group Holdings Ltd.	9,898	375,827
XL Capital Ltd.	24,465	1,230,834
		9,096,165

IT Services - 1.6%
Computer Sciences Corp.*	9,868	488,170
Electronic Data Systems Corp.	26,616	551,750
		1,039,920

Leisure Equipment & Products - 0.9%
Eastman Kodak Co.	16,301	356,503
Hasbro, Inc.	8,177	209,168
		565,671

Machinery - 7.0%
AGCO Corp.*	20,184	1,372,108
Eaton Corp.	13,668	1,325,113
Ingersoll-Rand Co. Ltd.	20,135	935,673
Manitowoc Co., Inc.	12,546	612,621
Terex Corp.*	3,363	220,512
		4,466,027

Media - 2.5%
Interpublic Group of Co.'s, Inc.*	34,254	277,800
National CineMedia, Inc.	18,655	470,293
Regal Entertainment Group	25,525	461,237
RH Donnelley Corp.*	10,937	398,982
		1,608,312

Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc.	6,704	686,758
Nucor Corp.	6,473	383,331
		1,070,089

Multiline Retail - 0.9%
Family Dollar Stores, Inc.	19,426	373,562
Macy's, Inc.	7,285	188,463
		562,025

Multi-Utilities - 3.5%
Consolidated Edison, Inc.	7,364	359,731
DTE Energy Co.	7,767	341,437
Energy East Corp.	14,732	400,858
NiSource, Inc.	19,681	371,774
Sempra Energy	11,605	718,117
		2,191,917

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 7.1%
Chesapeake Energy Corp.	7,251	$284,239
El Paso Corp.	36,610	631,156
Enbridge, Inc.	19,591	792,064
Hess Corp.	3,077	310,346
Newfield Exploration Co.*	13,765	725,416
Pioneer Natural Resources Co.	12,577	614,261
Southwestern Energy Co.*	13,949	777,238
Sunoco, Inc.	5,280	382,483
		4,517,203

Paper & Forest Products - 0.5%
MeadWestvaco Corp.	9,150	286,395

Pharmaceuticals - 1.3%
King Pharmaceuticals, Inc.*	16,099	164,854
Mylan Laboratories, Inc.	33,866	476,156
Watson Pharmaceuticals, Inc.*	6,371	172,909
		813,919

Real Estate Investment Trusts - 2.1%
Boston Properties, Inc.	1,580	145,060
Equity Residential	10,989	400,769
Rayonier, Inc.	11,088	523,797
Simon Property Group, Inc.	3,335	289,678
		1,359,304

Real Estate Management & Development - 0.3%
St. Joe Co.	5,491	194,985

Road & Rail - 1.3%
CSX Corp.	14,059	618,315
Kansas City Southern*	5,941	203,954
		822,269

Semiconductors & Semiconductor Equipment - 4.0%
Intersil Corp.	17,617	431,264
LSI Corp.*	66,728	354,326
Maxim Integrated Products, Inc.	18,229	482,704
Microchip Technology, Inc.	13,367	419,991
Micron Technology, Inc.*	38,694	280,531
National Semiconductor Corp.	24,056	544,628
		2,513,444

Software - 1.6%
BMC Software, Inc.*	16,142	575,301
McAfee, Inc.*	11,822	443,325
		1,018,626

Textiles, Apparel & Luxury Goods - 1.2%
Liz Claiborne, Inc.	10,733	218,416
VF Corp.	7,666	526,348
		744,764

Tobacco - 3.1%
Loews Corp. - Carolina Group	17,796	1,517,999
Reynolds American, Inc.	6,270	413,569
		1,931,568

Total Equity Securities (Cost $63,099,317)		62,217,358

	Principal
U.S. Government Agencies and Instrumentalities - 1.5%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/08	$1,000,000	$ 999,910

Total U.S. Government Agencies and Instrumentalities (Cost $999,910)		999,910

TOTAL INVESTMENTS (Cost $64,099,227) - 99.6%		63,217,268
Other assets and liabilities, net - 0.4%		227,189
Net Assets - 100%		$63,444,457

Net Assets Consist of:
Paid-in capital applicable to 3,175,975 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$61,897,424
Undistributed net investment income		69,619
Accumulated net realized gain (loss) on investments		2,359,373
Net unrealized appreciation (depreciation) on investments		(881,959)

Net Assets		$63,444,457

Net Asset Value Per Share		$19.98

Abbreviations:
ADR: American Depositary Receipt

*     Non-income producing security.

See notes to financial statements.

Midcap Value Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $3,558)	$888,311
Interest income	56,187
Total investment income	944,498

Expenses:
Investment advisory fee	587,384
Transfer agent fees and expenses	9,610
Accounting fees	10,632
Directors' fees and expenses	7,435
Administrative fees	31,923
Custodian fees	21,648
Reports to shareholders	25,560
Professional fees	21,564
Miscellaneous	10,361
Total expenses	726,117
Fees waived	(43,161)
Fees paid indirectly	(19,817)
Net expenses	663,139

Net Investment Income	281,359

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	11,393,681
Foreign currency transactions	(30)
11,393,651

Change in unrealized appreciation (depreciation) on:
Investments	(8,434,240)

Net Realized and Unrealized Gain
(Loss)	2,959,411

Increase (Decrease) in Net Assets
Resulting From Operations	$3,240,770

See notes to financial statements.

Midcap Value Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$281,359	$42,080
Net realized gain (loss) on investments	11,393,651	5,775,025
Change in unrealized appreciation (depreciation)	(8,434,240)	1,329,332

Increase (Decrease) in Net Assets
Resulting From Operations	3,240,770	7,146,437

Distributions to shareholders from:
Net investment income	(227,274)	(44,368)
Net realized gain	(11,861,019)	(4,052,359)
Total distributions	(12,088,293)	(4,096,727)

Capital share transactions:
Shares sold	8,597,938	10,330,225
Reinvestment of distributions	12,088,293	4,096,710
Shares redeemed	(9,834,031)	(3,692,049)
Total capital share transactions	10,852,200	10,734,886

Total Increase (Decrease) in Net Assets	2,004,677	13,784,596

Net Assets
Beginning of year	61,439,780	47,655,184
End of year (including undistributed net investment income of $69,619 and $15,564, respectively)	$63,444,457	$61,439,780

Capital Share Activity
Shares sold	354,673	449,057
Reinvestment of distributions	602,607	173,516
Shares redeemed	(396,332)	(159,053)
Total capital share activity	560,948	463,520

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Value (formerly Focused MidCap Value) Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. Under terms of the agreement, $43,571 was payable at year end. In addition $8,650 was payable at year end for operating expenses paid by the Advisor during December 2007. For the year ended December 31, 2007, the Advisor waived $43,161 of its fee.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,657 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $7,551 for the year ended December 31, 2007. Under the terms of the agreement, $624 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $77,718,507 and $76,399,880, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $64,189,498. Net unrealized depreciation aggregated $972,230, of which $6,154,788 related to appreciated securities and $7,127,018 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$4,013,083	$560,101
Long term capital gain	8,075,210	3,536,626
Total	$12,088,293	$4,096,727

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,123,962
Undistributed long term capital gain	1,395,301
Unrealized appreciation (depreciation)	(972,230)
Total	$1,547,033

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are foreign currency transactions.

Undistributed net investment income	($30)
Accumulated net realized gain (loss)	30

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$3,219	5.89%	$427,798	March 2007

Tax Information (Unaudited)

MidCap Value Portfolio designates $8,075,210 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, MidCap Value Portfolio designates 19.2% of its ordinary dividends paid during the calendar year ended December 31, 2007 as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Midcap Value Portfolio	2007	2006	2005
Net asset value, beginning	$23.49	$22.15	$21.53
Income from investment operations
Net investment income	.10	.02	.03
Net realized and unrealized gain (loss)	1.10	3.00	1.22
Total from investment operations	1.20	3.02	1.25
Distributions from:
Net investment income	(.09)	(.02)	(.03)
Net realized gains	(4.62)	(1.66)	(.60)
Total distributions	(4.71)	(1.68)	(.63)
Total increase (decrease) in net asset value	(3.51)	1.34	.62
Net asset value, ending	$19.98	$23.49	$22.15

Total return*	5.04%	13.59%	5.80%
Ratios to average net assets: A
Net investment income	.44%	.08%	.15%
Total expenses	1.14%	1.15%	1.20%
Expenses before offsets	1.07%	1.15%	1.20%
Net expenses	1.04%	1.11%	1.15%
Portfolio turnover	123%	56%	29%
Net assets, ending (in thousands)	$63,444	$61,440	$47,655

	Years Ended
	December 31,	December 31,
Midcap Value Portfolio	2004	2003
Net asset value, beginning	$19.78	$15.33
Income from investment operations
Net investment income	.07	.04
Net realized and unrealized gain (loss)	1.76	4.44
Total from investment operations	1.83	4.48
Distributions from:
Net investment income	(.08)	(.03)
Net realized gains	--	--
Total distributions	(.08)	(.03)
Total increase (decrease) in net asset value	1.75	4.45
Net asset value, ending	$21.53	$19.78

Total return*	9.23%	29.22%
Ratios to average net assets: A
Net investment income	.38%	.24%
Total expenses	1.22%	1.29%
Expenses before offsets	1.22%	1.29%
Net expenses	1.21%	1.22%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$36,184	$31,972

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had underperformed its Lipper index and was below the median of its peer group for the three- and five-year periods ended June 30, 2007 and had outperformed its Lipper index and was above the median of its peer group for the one-year period ended June 30, 2007. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance, including the replacement of the Portfolio's subadvisor in April 2007. Based upon its review, the Board concluded that appropriate action had been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee while the Subadvisor managed the Portfolio and maintained the current subadvisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard the Board considered certain information received in connection with, and its deliberations with respect to, its initial approval of the Investment Subadvisory Agreement with the Subadvisor in March 2007.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in April 2007.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas
A UNIFI Company

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
20	Director and Officer Information Table

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Asset Management Company, Inc.

Performance

For the 12-month period ended December 31, 2007, the CVS Ameritas Money Market Portfolio returned 5.05%* versus 4.78% for the Lipper VA Money Market Funds Average.

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Companies found it harder to issue short-term, unsecured debt to cover short-term liabilities and fell back on bank-supplied lines of credit. Anticipating big draws on these accounts, banks began to hoard cash, which drove money markets higher before the Fed made a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

During the reporting period, and especially during the first six months, we continued to focus our purchases on government-agency securities with six- to 12-month maturities as their rates began to rise. Our goal was to take advantage of the high yields being offered before they fell, as would be expected if the market began to once again expect a cut in interest rates.

This shift did indeed happen during the summer's market volatility and the Fed followed through by reducing interest rates a full percentage point between September 18 and the end of the year. During this time, yields in short-term money market securities remained flat so our shorter-maturity purchases were directed toward variable-rate securities, which typically adjust with changes in the one-month London Interbank Offered Rate (LIBOR), and discount notes with maturities of one month or less.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. Looking forward, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep the inflation rate from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008. These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities.

January 2008

1. GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through November 2007.

3. Employment data though December 2007.

CVS Ameritas Money Market Portfolio*

Average Annual Total Return
(year ended 12.31.07)

One year	5.05%
Five year	2.99%
Since inception (10.29.99)	3.41%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance does not indicate future results.

7-Day Simple/Effective Yield	As of 12.31.07
Money Market Portfolio	4.65%/4.75%

Investment Allocation	% of Total Investments
Taxable Variable Rate Demand Notes	72%
U.S. Government Agencies and Instrumentalities	28%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$1,024.70	$1.84
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.39	$1.84

*     Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Money Market Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Money Market Portfolio as of December 31, 2007 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Money Market Portfolio
Statement of Net Assets
December 31, 2007
	Principal
Taxable Variable Rate Demand Notes* - 70.6%	Amount	Value
Alabama State IDA Revenue:
4.91%, 5/1/10, LOC: Regions Bank (r)	$110,000	$110,000
4.91%, 5/1/10, LOC: RBC Centura Bank (r)	915,000	915,000
Albany New York Industrial Development Agency Civic Facilities Revenue, 4.91%, 5/1/27,
LOC: Bank of America (r)	1,000,000	1,000,000
Bayfront Regional Development, 5.17%, 11/1/27, LOC: PNC Bank (r)	3,000,000	3,000,000
Byron Park, 5.07%, 1/20/31, LOC: Crédit Agricole (r)	2,200,000	2,200,000
Chatham Centre LLC, 5.01%, 4/1/22, LOC: Bank of North Georgia (r)	980,000	980,000
CIDC-Hudson House LLC New York Revenue, 7.00%, 12/1/34, LOC: Hudson River Bank &
Trust, C/LOC: FHLB (r)	930,000	930,000
Dayton Wheel Concepts, Inc., 5.06%, 5/1/24, LOC: National City Bank (r)	1,466,000	1,466,000
Dewberry IV LLLP, 5.05%, 9/1/25, LOC: PNC Bank (r)	1,100,000	1,100,000
Durham North Carolina GO, 4.94%, 5/1/18, BPA: Bank of America (r)	2,460,000	2,460,000
Florida State Housing Finance Corp. MFH Revenue, 5.11%, 10/15/32, LOC: Fannie Mae (r)	435,000	435,000
Four Fishers LLC, 4.91%, 4/1/24, LOC: LaSalle Bank Midwest (r)	2,895,000	2,895,000
Fuller Road Management Corp. New York Revenue, 4.91%, 7/1/37, LOC: Key Bank (r)	4,000,000	4,000,000
Grove City Church of the Nazarene, 5.06%, 2/1/24, LOC: National City Bank (r)	846,000	846,000
Haskell Capital Partners Ltd., 5.00%, 9/1/20, LOC: Colonial Bank, C/LOC: FHLB (r)	810,000	810,000
Hillcrest Baptist Church, 5.20%, 12/1/20, LOC: Wachovia Bank (r)	3,195,000	3,195,000
Holland Board of Public Works Home Building Co., 5.00%, 11/1/22, LOC: Wells Fargo Bank (r)	1,135,000	1,135,000
Hopkinsville Kentucky Industrial Building LO Revenue, 4.96%, 8/1/24, LOC: Comercia Bank (r)	1,945,000	1,945,000
Illinois State Development Finance Authority Revenue, 4.96%, 7/1/10, LOC: LaSalle Bank (r)	300,000	300,000
Iowa State Finance Authority IDA Revenue, 4.94%, 11/1/27, LOC: Societe Generale (r)	2,930,000	2,930,000
Jacksonville Florida Economic Development Community Healthcare Facilities Revenue, 4.89%,
9/1/17, LOC: Fifth Third Bank (r)	3,000,000	3,000,000
Macon-Bibb County Georgia IDA Revenue, 4.94%, 7/1/14, LOC: AmSouth Bank (r)	905,000	905,000
MCSH Real Estate Investments Ltd., 5.13%, 9/1/21, LOC: Stillwater National Bank & Trust Co.,
C/LOC: First Tennessee Bank (r)	1,000,000	1,000,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 4.96%, 8/1/20, LOC: Marshall &
Ilsley Bank (r)	310,000	310,000
Mississippi Business Finance Corp. Revenue, 4.91%, 8/1/24, LOC: Regions Bank (r)	1,700,000	1,700,000
MOB Management One LLC, 5.39%, 12/1/26, LOC: Columbus Bank & Trust (r)	930,000	930,000
New York State MMC Corp. Revenue Bonds, 7.00%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 4.91%, 1/1/31, LOC: Bank of New York (r)	2,840,000	2,840,000
Osprey Management Co. LLC, 4.90%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Peoploungers, Inc., 4.86%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	145,000	145,000
Post Apartment Homes LP, 4.86%, 7/15/29, LOC: Fannie Mae (r)	4,100,000	4,100,000
Putnam County New York IDA Revenue, 4.96%, 7/1/32, LOC: RBS Citizens (r)	2,885,000	2,885,000
Renaissance Ketchikan Group LLC, 4.99%, 9/1/33, LOC: Alliance Bank, C/LOC: FHLB (r)	4,000,000	4,000,000
Rex Lumber LLC, 5.03%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,340,000	1,340,000
Roman Catholic Church of the Diocese of Houma, 4.90%, 12/1/37, LOC: Allied Irish Bank (r)	1,000,000	1,000,000
Savannah Georgia Economic Development Authority Revenue, 4.95%, 3/1/18, LOC: SunTrust Bank (r)	920,000	920,000
Scott Street Land Co., 4.91%, 1/3/22, LOC: Fifth Third Bank (r)	455,000	455,000
Sea Island Co., 4.95%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,295,000	1,295,000
Shawnee Kansas Private Activity Revenue, 5.30%, 12/1/12, LOC: JPMorgan Chase Bank (r)	790,000	790,000
Shelby County Tennessee Health Educational and Housing Facilities Board Revenue, 4.91%,
12/1/34, LOC: First Tennessee Bank (r)	2,420,000	2,420,000
St. Paul Minnesota Port Authority Revenue:
5.60%, 6/1/11, LOC: U.S. Bank (r)	270,000	270,000
5.20%, 12/1/23, LOC: Dexia Credit Local (r)	720,000	720,000
Stice-Hill Holding LC, 5.03%, 12/1/23, LOC: Hancock Bank (r)	2,865,000	2,865,000
Tyler Enterprises LLC, 5.00%, 10/1/22, LOC: Peoples Bank and Trust, C/LOC: FHLB (r)	1,140,000	1,140,000

Total Taxable Variable Rate Demand Notes (Cost $70,582,000)		70,582,000

U.S. Government Agencies	Principal
and Instrumentalities - 27.5%	Amount	Value
Fannie Mae:
4.00%, 2/15/08	$456,000	$455,276
4.00%, 2/22/08	695,000	693,731
4.875%, 4/10/08	1,000,000	1,000,294
6.00%, 5/15/08	500,000	501,928
5.00%, 7/25/08	250,000	250,819
Fannie Mae Discount Notes:
1/15/08	1,000,000	998,046
3/28/08	500,000	494,060
5/12/08	500,000	490,833
Federal Home Loan Bank:
5.25%, 2/1/08	500,000	500,000
4.00%, 2/4/08	220,000	219,734
3.375%, 2/15/08	500,000	498,907
4.775%, 8/15/08 (r)	2,000,000	2,000,825
4.841%, 9/17/08 (r)	1,000,000	999,842
4.25%, 9/26/08	1,000,000	996,347
4.60%, 10/29/08	250,000	250,000
4.50%, 10/30/08	1,000,000	1,000,000
4.60%, 11/5/08	2,000,000	2,000,000
4.55%, 11/26/08	500,000	500,000
4.57%, 11/28/08	1,000,000	1,000,000
4.375%, 12/11/08	500,000	500,000
4.50%, 12/11/08	500,000	500,000
4.767%, 2/11/09 (r)	2,000,000	2,001,227
4.829%, 2/18/09 (r)	1,000,000	1,000,840
Freddie Mac:
4.50%, 2/15/08	1,000,000	999,499
2.65%, 5/30/08	291,000	287,887
5.00%, 7/23/08	1,000,000	1,001,373
4.37%, 1/16/09	1,650,000	1,650,000
Freddie Mac Discount Notes:
3/3/08	2,000,000	1,983,536
3/31/08	500,000	493,786
4/11/08	1,000,000	986,135
4/28/08	250,000	245,845
8/18/08	1,000,000	970,611

Total U.S. Government Agencies and Instrumentalities (Cost $27,471,381)		27,471,381

TOTAL INVESTMENTS (Cost $98,053,381) - 98.1%		98,053,381
Other assets and liabilities, net - 1.9%		1,951,850
Net Assets - 100%		$100,005,231

Net Assets Consist Of:
Paid-in capital applicable to 100,051,165 shares of common stock outstanding; $0.01 par value 2,000,000,000 shares authorized		$100,006,748
Undistributed net investment income (loss)		(565)
Accumulated net realized gain (loss) on investments		(952)

Net Assets		$100,005,231

Net Asset Value Per Share		$1.00

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*      Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees: BPA: Bond-Purchase Agreement C/LOC: Confirming Letter of Credit LOC: Letter of Credit	Abbreviations: FHLB: Federal Home Loan Bank GO: General Obligation IDA: Industrial Development Authority LLC: Limited Liability Corporation	LLLP: Limited Liability Limited Partnership LO: Limited Obligation LP: Limited Partnership MFH: Multi-Family Housing

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Interest income	$4,889,297

Expenses:
Investment advisory fee	184,637
Transfer agency fees and expenses	13,845
Accounting fees	14,940
Directors' fees and expenses	10,692
Administrative Services fees	46,159
Insurance	21,264
Custodian fees	15,297
Reports to shareholders	13,444
Professional fees	23,600
Miscellaneous	7,103
Total expenses	350,981
Reimbursement from Advisor	(8,594)
Fees paid indirectly	(10,041)
Net expenses	332,346

Net Investment Income	4,556,951

Realized Gain (Loss) on Investments
Net realized gain (loss)	(952)

Net Realized Gain (loss) on Investments	(952)

Increase (Decrease) in Net Assets
Resulting From Operations	$4,555,999

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$4,556,951	$3,965,996
Net realized gain (loss) on investments	(952)	--

Increase (Decrease) in Net Assets
Resulting From Operations	4,555,999	3,965,996

Distributions to shareholders from:
Net investment income	(4,557,516)	(3,966,848)

Capital share transactions:
Shares sold	103,509,627	83,829,808
Reinvestment of distributions	4,576,918	3,951,215
Shares redeemed	(90,777,785)	(87,192,432)
Total capital share transactions	17,308,760	588,591

Total Increase (Decrease) in Net Assets	17,307,243	587,739

Net Assets
Beginning of year	82,697,988	82,110,249
End of year (including distributions in excess of net investment income of $565 and $0, respectively)	$100,005,231	$82,697,988

Capital Share Activity
Shares sold	103,509,627	83,829,808
Reinvestment of distributions	4,576,918	3,951,215
Shares redeemed	(90,777,785)	(87,192,433)
Total capital share activity	17,308,760	588,590

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of captial or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $17,020 was payable at year end. In addition, $12,294 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,255 was payable at year end. Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. For its service, CSSI received a fee of $10,773 for the year ended December 31, 2007. Under the terms of the agreement, $987 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at December 31, 2007 for federal income tax purposes was $98,053,381.

Net realized capital loss carryforwards for federal income tax purposes of $952 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2015.

The tax character of dividends and distributions during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions from:
Ordinary income	$4,557,516	$3,966,848
Total	$4,557,516	$3,966,848

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	($952)
Total	($952)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to dividends paid after calendar year ended December 31, 2007.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2007, purchase and sale transactions were $122,445,000 and $114,494,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007 borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$34,633	5.71%	$1,534,642	October 2007

Financial Highlights

			Years Ended
		December 31,	December 31,	December 31,
Money Market Portfolio		2007	2006	2005
Net asset value, at beginning		$1.00	$1.00	$1.00
Income from investment operations
Net investment income		.049	.047	.030
Total investment operations		.049	.047	.030
Distributions from
Net investment income		(.049)	(.047)	(.030)
Total increase (decrease) in net asset value		--	--	--
Net asset value, ending		$1.00	$1.00	$1.00

Total return*		5.05%	4.80%	3.00%
Ratios to average net assets:A
Net investment income		4.94%	4.70%	2.98%
Total expenses		.38%	.38%	.41%
Expenses before offsets		.37%	.37%	.37%
Net expenses		.36%	.36%	.36%
Net assets, ending (in thousands)		$100,005	$82,698	$82,110

		Years Ended
		December 31,	December 31,
Money Market Portfolio		2004	2003
Net asset value, at beginning		$1.00	$1.00
Income from investment operations
Net investment income	.	.012	.010
Total investment operation		.012	.010
Distributions from
Net investment income		(.012)	(.010)
Total increase (decrease) in net asset value		--	--
Net asset value, ending		$1.00	$1.00

Total return*		1.17%	1.00%
Ratios to average net assets:A
Net investment income		1.13%	1.00%
Total expenses		.37%	.36%
Expenses before offsets		.37%	.36%
Net expenses		.36%	.36%
Net assets, ending (in thousands)		$76,609	$126,888

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2007. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas
A UNIFI Company

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Managers Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Eagle Asset Management, Inc.

Performance Summary

The CVS Ameritas Small Capitalization Portfolio returned 11.80%* for the 12-month period ended December 31, 2007, significantly outperforming the benchmark Russell 2000® Growth Index, which returned 7.05% for the year. Strong stock selection paced the Portfolio's good performance.

Market Review

Last year was an interesting one for equity investors, as the strong growth during the first half of 2007 was followed by a volatile and weakened second half. Problems in the subprime mortgage market came to a head in late summer and continued to plague the market during the fourth quarter, driving down returns and increasing volatility. This was especially true for small-cap stocks, although the Russell 2000 Growth Index finished up 7.05% for the year, despite a flat third quarter and a tough fourth quarter that saw a loss of 2.1%. Much of the fourth-quarter loss occurred in the Consumer Discretionary and Information Technology sectors, as investors sought non-cyclical, defensive positions, while the Health Care sector boosted returns for the same reason. From a style perspective, small-cap growth investors fared better than their value counterparts for the fourth consecutive quarter, and growth finished the year almost 17 percentage points ahead of value.1

Portfolio Review

What helped performance during the year:

For the year, the bulk of the Portfolio's performance advantage came from the Industrials, Materials, and Consumer Discretionary sectors. Our overweighting to Materials, the second best performing sector in the benchmark, boosted portfolio returns but strong stock selection helped even more. Our outperformance in the Consumer Discretionary and Industrials sectors was also due to strong stock selection, as well as an underweighting to Consumer Discretionary, which was a poor performer in the Index.

For the year, our strongest stocks were Terra Industries, Bucyrus International, and Ansys.

  Terra, a fertilizer producer, has continued to benefit from increased corn plantings as demand for ethanol grows.
  Bucyrus, a maker of coal shovels and drag lines, is experiencing robust demand, which we expect to continue due to strong commodity prices from its mining customers.
  Ansys creates and supports advanced simulation software used by engineers and designers. During the year, the company had strong earnings and signed sizable contracts with a number of Fortune 500 companies. We believe the stock should continue to do well as demand for software-as-a-service and specialized design software seems to be increasing.

What hurt performance during the year:

The biggest detractor from relative performance was in the Information Technology sector, which suffered from a sharp drop in Global Cash Access Holdings. Cash America International (Financials) and Cutera (Health Care) were laggards for the year as well.

  Global Cash Access Holdings provides cash access products to the gaming industry. The stock price dropped during a disappointing third quarter. We continue to hold the stock because we believe the current valuation is extremely attractive.
  Cash America is a pawn-shop operator and cash-advance lender. The stock was a large contributor to returns in 2006, but a slight miss in fourth-quarter 2006 revenues and general weakness in the financial sector led to a down year. However, we continue to hold the stock because we believe the company can grow during difficult market conditions.
  Cutera, a producer of aesthetic lasers, reported revenues and earnings just ahead of consensus estimates for the third quarter, but announced it was suspending further guidance announcements. Combined with the general slowdown in consumer spending and fears that this could cause doctors to postpone decisions to purchase its products, the stock fell sharply. But we continue to hold the stock because we believe it has an attractive valuation and strong longer-term growth potential.

Portfolio Positioning and Outlook

It is clear to us that domestic growth is slowing and a recession could be possible in 2008. Thus, we are focusing on investments that tend to be less sensitive to fluctuations in the domestic economy.

In the Financials sector, we have steered away from companies with direct subprime and mortgage exposure because we believe the fallout from the subprime mortgage market could continue to depress financial-services stocks. In our view, government efforts to improve the problem have so far had little effect. Therefore, we believe the year ahead may see a drop in timely payments on credit cards and automobile loans. For these reasons, we believe it's a good time to be holding defensive names in this sector, such as Cash America.

In the Consumer Discretionary and Consumer Staples sectors, investors have understandably gravitated toward companies which are likely to post solid growth despite lower consumer confidence and discretionary spending. As such, we have a significant underweight position in the Consumer Discretionary sector.

Within Energy, we continue to favor oil-services stocks such as Core Laboratories and OYO Geospace, which have been performing well.

Our bullish view on agriculture-related names within Materials continues to play out as grain prices reach record levels. Given that demand for food should be relatively stable, we expect agricultural stocks such as Terra Industries to perform well despite any economic weakness.

We also favor stocks within Industrials and Materials that have exposure to the rapidly growing wind-power industry, such as Ameron International and Zoltek.

We are optimistic about companies in the Health Care sector which offer products or services designed to reduce health-care expenditures, such as pharmacy benefits managers, health-care technology systems, and disease-management companies (e.g., Matria Healthcare).

Within the Technology sector, we expect recent volatility to continue as investors try to reconcile solid user demand and reasonable company valuations with the potential for deterioration in both the consumer and enterprise markets. We believe this backdrop warrants caution, and we are focusing on investment opportunities with strong secular growth drivers, as well as companies such as Ansys that provide technologies or services which potentially lower costs for businesses.

January 2008

1. The Russell 2000 Growth Index returned -2.10% for the fourth quarter of 2007 versus a loss of 7.28% for the Russell 2000 Value Index. For the one-year period, the Russell 2000 Growth Index gained 7.05% compared with a loss of 9.78% for the Russell 2000 Value Index.

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: Terra Industries 2.97%, Bucyrus International 2.92%, Ansys 2.20%, Global Cash Access Holdings 0.76%, Cash America International 3.07%, Cutera 1.02%, Core Laboratories 1.60%, OYO Geospace 3.60%, Ameron International 1.90%, Zoltek 1.54%, and Matria Healthcare 0.64%. All portfolio holdings are subject to change.

CVS Ameritas Small Capitalization Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	11.80%
Five year	14.47%
Since inception (11.1.99)	(1.83%)

*     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective January 2005.

% of Total
Economic Sectors	Investments
Consumer Discretionary	9.9%
Consumer Staples	0.7%
Energy	8.5%
Financials	9.5%
Health Care	20.6%
Industrials	17.4%
Information Technology	22.6%
Materials	6.7%
U.S. Government Agencies and Instrumentalities	4.1%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life conract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 -12/31/07
Actual	$1,000.00	$960.00	$4.94
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.16	$5.09

*      Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Small Capitalization Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Capitalization Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Small Capitalization Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 96.5%	Shares	Value
Biotechnology - 1.7%
Cubist Pharmaceuticals, Inc.*	16,205	$332,365
Myriad Genetics, Inc.*	9,125	423,582
		755,947

Building Products - 1.9%
Ameron International Corp.	8,894	819,582

Capital Markets - 4.8%
FCStone Group, Inc.*	27,522	1,266,838
Greenhill & Co., Inc.	3,350	222,708
Investment Technology Group, Inc.*	11,970	569,652
		2,059,198

Chemicals - 5.1%
Quaker Chemical Corp.	11,575	254,303
Terra Industries, Inc.*	26,880	1,283,789
Zoltek Cos, Inc.*	15,495	664,270
		2,202,362

Commercial Banks - 0.4%
Boston Private Financial Holdings, Inc.	6,870	186,040

Commercial Services & Supplies - 6.5%
Corrections Corp. of America*	21,054	621,304
School Specialty, Inc.*	15,105	521,878
The GEO Group, Inc.*	26,155	732,340
Waste Connections, Inc.*	30,535	943,531
		2,819,053

Communications Equipment - 2.3%
EMS Technologies, Inc.*	20,995	634,889
Ixia*	36,745	348,342
		983,231

Computers & Peripherals - 2.0%
Avid Technology, Inc.*	12,875	364,878
Compellent Technologies, Inc.*	23,805	286,374
Netezza Corp.*	15,960	220,248
		871,500

Construction & Engineering - 0.6%
Northwest Pipe Co.*	6,730	263,412

Construction Materials - 1.6%
Texas Industries, Inc.	9,790	686,279

Consumer Finance - 3.1%
Cash America International, Inc.	40,985	1,323,816

Diversified Consumer Services - 0.6%
American Public Education, Inc.*	3,595	150,199
K12, Inc.*	4,570	118,272
		268,471

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 1.6%
General Cable Corp.*	9,605	$703,854

Electronic Equipment & Instruments - 4.1%
Coherent, Inc.*	35,435	888,356
Dolby Laboratories, Inc.*	17,885	889,242
		1,777,598

Energy Equipment & Services - 8.6%
Core Laboratories NV*	5,525	689,078
Lufkin Industries, Inc.	17,470	1,000,856
OYO Geospace Corp.*	20,619	1,553,848
W-H Energy Services, Inc.*	8,200	460,922
		3,704,704

Health Care Equipment & Supplies - 8.5%
American Medical Systems Holdings, Inc.*	62,975	910,617
Cutera, Inc.*	28,125	441,562
Hansen Medical, Inc.*	9,480	283,831
Respironics, Inc.*	12,110	792,963
SurModics, Inc.*	11,180	606,739
Thoratec Corp.*	34,155	621,279
		3,656,993

Health Care Providers & Services - 4.5%
Animal Health International, Inc.*	27,105	333,392
Centene Corp.*	38,885	1,067,004
Matria Healthcare, Inc.*	11,680	277,634
MWI Veterinary Supply, Inc.*	6,650	266,000
		1,944,030

Health Care Technology - 4.0%
Eclipsys Corp.*	57,850	1,464,183
Vital Images, Inc.*	14,085	254,516
		1,718,699

Hotels, Restaurants & Leisure - 3.6%
BJ's Restaurants, Inc.*	18,230	296,420
Red Robin Gourmet Burgers, Inc.*	7,980	255,280
Vail Resorts, Inc.*	7,900	425,099
WMS Industries, Inc.*	15,480	567,187
		1,543,986

Household Durables - 3.0%
Universal Electronics, Inc.*	38,641	1,292,155

Insurance - 1.3%
American Safety Insurance Holdings Ltd.*	10,965	215,462
First Mercury Financial Corp.*	14,325	349,530
		564,992

Internet & Catalog Retail - 0.4%
US Auto Parts Network, Inc.*	19,915	161,511

Internet Software & Services - 4.1%
CNET Networks, Inc.*	74,030	676,634
Greenfield Online, Inc.*	23,475	342,970
Internet Capital Group, Inc.*	26,850	315,219
Switch & Data Facilities Co., Inc.*	26,155	419,003
		1,753,826

Equity Securities - Cont'd	Shares	Value
IT Services - 0.8%
Global Cash Access Holdings, Inc.*	53,980	$327,119

Life Sciences - Tools & Services - 2.0%
ICON Plc (ADR)*	13,922	861,215

Machinery - 6.8%
Actuant Corp.	13,450	457,434
Bucyrus International, Inc.	12,675	1,259,768
CIRCOR International, Inc.	6,485	300,645
RBC Bearings, Inc.*	5,635	244,897
Titan International, Inc.	21,960	686,470
		2,949,214

Media - 0.9%
Entravision Communications Corp.*	51,410	402,540

Personal Products - 0.7%
Physicians Formula Holdings, Inc.*	27,230	323,492

Semiconductors & Semiconductor Equipment - 1.4%
Advanced Energy Industries, Inc.*	24,095	315,163
Eagle Test Systems, Inc.*	22,920	292,917
		608,080

Software - 8.1%
ACI Worldwide, Inc.*	17,625	335,580
ANSYS, Inc.*	22,900	949,434
FactSet Research Systems, Inc.	9,480	528,036
Giant Interactive Group, Inc., (ADR)*	18,675	242,401
Interactive Intelligence, Inc.*	15,710	413,958
Quality Systems, Inc.	10,410	317,401
The9 Ltd. (ADR)*	8,905	189,855
TIBCO Software, Inc.*	62,610	505,263
		3,481,928

Textiles, Apparel & Luxury Goods - 1.5%
Volcom, Inc.*	29,040	639,751

Total Equity Securities (Cost $34,455,438)		41,654,578

U.S. Government Agencies	Principal
and Instrumentalities - 4.1%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/08	$1,797,000	1,796,843

Total U.S. Government Agencies and Instrumentalities (Cost $1,796,843)		1,796,843

TOTAL INVESTMENTS (Cost $36,252,281) - 100.6%		43,451,421
Other assets and liabilities, net - (0.6%)		(270,046)
Net Assets - 100%		$43,181,375

Net Assets Consist of:
Paid-in capital applicable to 1,153,611 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$65,785,812
Accumulated net realized gain (loss) on investments		(29,803,577)
Net unrealized appreciation (depreciation) on investments		7,199,140

Net Assets		$43,181,375

Net Asset Value Per Share		$37.43

Abbreviations:
ADR: American Depositary Receipt

*      Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Dividend income	$91,931
Interest income	40,715
Total investment income	132,646

Expenses:
Investment advisory fee	359,960
Transfer agent fees and expenses	6,352
Accounting fees	7,059
Directors' fees and expenses	4,848
Administrative fees	21,174
Custodian fees	16,381
Reports to shareholders	22,126
Professional fees	21,349
Miscellaneous	7,321
Total expenses	466,570
Reimbursement from Advisor	(33,675)
Fees paid indirectly	(9,412)
Net expenses	423,483

Net Investment Income (Loss)	(290,837)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	4,957,966
Change in unrealized appreciation (depreciation)	(124,899)

Net Realized and Unrealized Gain
(Loss) on Investments	4,833,067

Increase (Decrease) in Net Assets
Resulting From Operations	$4,542,230

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($290,837)	($315,746)
Net realized gain (loss) on investments	4,957,966	3,466,196
Change in unrealized appreciation (depreciation)	(124,899)	3,887,253

Increase (Decrease) in Net Assets
Resulting From Operations	4,542,230	7,037,703

Capital share transactions:
Shares sold	4,022,787	3,860,876
Shares redeemed	(4,575,154)	(7,215,808)
Total capital share transactions	(552,367)	(3,354,932)

Total Increase (Decrease) in Net Assets	3,989,863	3,682,771

Net Assets
Beginning of year	39,191,512	35,508,741
End of year	$43,181,375	$39,191,512

Capital Share Activity
Shares sold	107,990	124,058
Shares redeemed	(125,122)	(231,974)
Total capital share activity	(17,132)	(107,916)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $30,759 was payable at year end. In addition, $8,202 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,809 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,778 for the year ended December 31, 2007. Under the terms of the agreement, $317 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $24,653,049 and $26,957,130, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $36,324,591. Net unrealized appreciation aggregated $7,126,831, of which $9,825,989 related to appreciated securities and $2,699,158 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $17,467,530, $11,902,668 and $361,070 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2009, December 2010 and December 2013, respectively.

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($29,731,268)
Unrealized appreciation (depreciation)	7,126,831
Total	($22,604,437)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$290,837
Paid in capital	(290,837)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$4,365	5.72%	$371,928	August 2007

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2007	2006	2005
Net asset value, beginning	$33.48	$27.77	$27.06
Income from investment operations
Net investment income (loss)	(.25)	(.27)	(.20)
Net realized and unrealized gain (loss)	4.20	5.98	.91
Total from investment operations	3.95	5.71	.71
Total increase (decrease) in net asset value	3.95	5.71	.71
Net asset value, ending	$37.43	$33.48	$27.77

Total return*	11.80%	20.56%	2.62%
Ratios to average net assets: A
Net investment income (loss)	(.69%)	(.83%)	(.71%)
Total expenses	1.10%	1.17%	1.22%
Expenses before offsets	1.02%	1.05%	1.08%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	60%	67%	49%
Net assets, ending (in thousands)	$43,181	$39,192	$35,509

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2004	2003
Net asset value, beginning	$26.44	$19.04
Income from investment operations
Net investment income (loss)	(.24)	(.19)
Net realized and unrealized gain (loss)	.86	7.59
Total from investment operations	.62	7.40
Total increase (decrease) in net asset value	.62	7.40
Net asset value, ending	$27.06	$26.44

Total return*	2.34%	38.87%
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.83%)
Total expenses	1.29%	1.26%
Expenses before offsets	1.04%	1.04%
Net expenses	1.00%	1.00%
Portfolio turnover	349%	169%
Net assets, ending (in thousands)	$39,880	$42,096

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had underperformed its Lipper index and was below the median of its peer group for the five-year period ended June 30, 2007. The Portfolio outperformed its Lipper index for the one- and three-year periods ended June 30, 2007 and was above the median of its peer group for the one- and three-year periods ended June 30, 2007. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were at the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2007

Ameritas
A UNIFI Company

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2007

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by OFI Institutional Asset Management

The CVS Ameritas Small Company Equity Portfolio returned 1.57%* for the 12-month period ended December 31, 2007, compared with the -1.57% return of the Portfolio's benchmark, the Russell 2000® Index.

Investment Process

The Portfolio's Fundamental Small Cap Core strategy emphasizes bottom-up analysis of companies with a long-term focus by an experienced team of three portfolio managers--each with research responsibilities--and three dedicated research analysts. Investment decisions are based on detailed understanding of candidate companies, gathered through in-depth research, as well as extensive management contacts within targeted industries and firms.

Market Review

Increasingly jittery conditions in the global financial community and an unsettling increase in market volatility were the hallmark of 2007, as fallout from the troubled U.S. housing market and problems with subprime mortgages echoed across the domestic economy and international bond markets. Acknowledging the prospect of an economic slowdown, the Federal Reserve cut its federal funds target rate three times in the final months and also made $60 billion available to boost liquidity among major global financial centers. In the end, despite five record highs during the year, the broad-market Standard & Poor's 500 Index finished up only 5.5% (with dividends).

Small-cap stocks lagged large-cap equities as the Russell 2000 Index fell 1.57% for the year due to a smaller allocation and more modest performance of the top-performing Energy and Technology sectors and a higher allocation and worse performance of the weak Financials and Consumer Discretionary sectors. Increased volatility, decreased mutual-fund buying, and investors' decreased appetite for risk also weighed down gains for small-cap stocks in general.

Portfolio Review

As we have been suggesting since 2006, a re-invigoration of American industrial might is upon us. We began buying shares of manufacturers and others that stood to benefit from increased demand for manufactured products, and overweighted Industrials relative to the benchmark. We also believed that the Health Care sector was priced well, given the growth and visibility of its earnings, so we increased our exposure throughout 2007. Both stock selection and our overweight positions contributed positively to relative performance.

The portfolio also benefited from an underweight to the Consumer Discretionary sector. We believed that the potential for a consumer slowdown would accelerate as the impact of rising mortgage rates forced individuals to reallocate incomes from discretionary to fixed purchases.

The five best-performing names (in rank order) highlight our ability to find good companies with good stocks: FTI Consulting, Fossil, Lin TV, Itron, and Charles River Labs.

Underperformance came mainly from the Information Technology and Financials sectors. Despite an underweight in both sectors, stock selection hampered our performance. The worst performers represent a mixture of having the wrong names (Travel Centers of America and Coldwater Creek), wrong timing (Build-A-Bear), and earnings shortfalls (Penson Worldwide and I2 Technologies).

Market Outlook

As we look forward, clouds are darkening the economic landscape. We believe the U.S. has been the catalyst for the global slowdown underway since mid-2007. The effects from rising input costs (fuel, most importantly), tight credit markets, and the delayed impact from the housing slowdown have combined to force capital decision-makers to shorten their investment timelines. As a result, homeowners are postponing discretionary purchases and business owners are slowing their pace of capital investments. Together, we expect that these factors will lead to lower-than-expected earnings growth for companies in general, and for the U.S. economy specifically. Therefore, we believe that the gross domestic product (GDP) will have minimal growth in 2008, between 0% and 2%.

January 2008

As of December 31, 2007, the following companies represented the following percentages of Portfolio net assets: FTI Consulting 2.57%, Fossil 0%, Lin TV 0%, Itron 0%, Charles River Labs 2.56%, Travel Centers of America 0%, Coldwater Creek 0%, Build-A-Bear 1.71%, Penson Worldwide 0.97%, and I2 Technologies 1.54%. All portfolio holdings are subject to change.

CVS Ameritas Small Company Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.07)

One year	1.57%
Five year	11.02%
Since inception (1.2.01)	10.96%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Economic Sectors	Investments
Consumer Discretionary	10.2%
Consumer Staples	2.4%
Energy	8.8%
Financials	12.7%
Health Care	17.5%
Industrials	27.4%
Information Technology	13.3%
U.S. Government Agency Obligations	5.5%
Utilities	2.2%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$924.60	$6.45
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.50	$6.77

*      Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Small Company Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Company Equity Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Small Company Equity Portfolio
Statement of Net Assets
December 31, 2007
Equity Securities - 94.7%	Shares	Value
Aerospace & Defense - 3.7%
Heico Corp.	4,200	$228,816
Teledyne Technologies, Inc.*	8,300	442,639
		671,455

Auto Components - 1.9%
Gentex Corp.	19,700	350,069

Capital Markets - 5.7%
Evercore Partners, Inc.	18,200	392,210
Jefferies Group, Inc.	20,100	463,305
Penson Worldwide, Inc.*	12,300	176,505
		1,032,020

Commercial Banks - 4.5%
Boston Private Financial Holdings, Inc.	7,700	208,516
Financial Institutions, Inc.	11,000	196,020
Pacific Capital Bancorp	10,400	209,352
Westamerica Bancorporation	4,600	204,930
		818,818

Commercial Services & Supplies - 4.2%
FTI Consulting, Inc.*	7,600	468,464
Schawk, Inc.	19,500	302,640
		771,104

Computers & Peripherals - 1.3%
Emulex Corp.*	14,100	230,112

Construction & Engineering - 3.7%
AECOM Technology Corp.*	8,500	242,845
Northwest Pipe Co.*	10,800	422,712
		665,557

Consumer Finance - 1.6%
Nelnet, Inc.	22,700	288,517

Diversified Consumer Services - 2.0%
Matthews International Corp.	7,600	356,212

Electrical Equipment - 7.9%
Baldor Electric Co.	11,500	387,090
Brady Corp.	12,000	421,080
II-VI, Inc.*	10,200	311,610
Superior Essex, Inc.*	13,600	326,400
		1,446,180

Electronic Equipment & Instruments - 3.3%
Coherent, Inc.*	15,900	398,613
NU Horizons Electronics Corp.*	30,400	211,280
		609,893

Energy Equipment & Services - 6.6%
Cal Dive International, Inc.*	19,200	254,208
Unit Corp.*	10,300	476,375
W-H Energy Services, Inc.*	8,300	466,543
		1,197,126

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 5.7%
Orthofix International NV*	10,900	$631,873
West Pharmaceutical Services, Inc.	10,200	414,018
		1,045,891

Health Care Providers & Services - 7.2%
AmSurg Corp.*	17,200	465,432
Bio-Reference Laboratories, Inc.*	9,000	294,120
Providence Service Corp.*	10,200	287,028
U.S. Physical Therapy, Inc.*	18,300	262,971
		1,309,551

Hotels, Restaurants & Leisure - 3.0%
Ambassadors Group, Inc.	16,600	303,946
Pinnacle Entertainment, Inc.*	10,500	247,380
		551,326

Industrial Conglomerates - 2.1%
Teleflex, Inc.	6,100	384,361

Internet Software & Services - 2.2%
Online Resources Corp.*	33,400	398,128

IT Services - 2.0%
Wright Express Corp.*	10,100	358,449

Life Sciences - Tools & Services - 2.6%
Charles River Laboratories International, Inc.*	7,100	467,180

Machinery - 1.6%
RBC Bearings, Inc.*	6,700	291,182

Marine - 1.1%
Navios Maritime Holdings, Inc.	16,800	205,800

Media - 1.6%
Cinemark Holdings, Inc.*	17,000	289,000

Multi-Utilities - 2.2%
Aquila, Inc.*	106,500	397,245

Oil, Gas & Consumable Fuels - 2.3%
Berry Petroleum Co.	9,300	413,385

Personal Products - 2.4%
Chattem, Inc.*	5,900	445,686

Pharmaceuticals - 2.1%
Sciele Pharma, Inc.*	18,600	380,370

Road & Rail - 1.1%
Knight Transportation, Inc.	6,037	89,408
Vitran Corp., Inc.*	8,100	115,263
		204,671

Semiconductors & Semiconductor Equipment - 3.0%
Micrel, Inc.	24,300	205,335
PDF Solutions, Inc.*	38,300	345,083
		550,418

Software - 1.5%
i2 Technologies, Inc.*	22,300	280,980

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 1.7%
Build-A-Bear Workshop, Inc.*	22,300	$311,085

Thrifts & Mortgage Finance - 1.0%
Provident Financial Services, Inc.	13,100	188,902

Trading Companies & Distributors - 1.9%
Interline Brands, Inc.*	16,200	354,942

Total Equity Securities (Cost $16,779,896)		17,265,615

U.S. Government Agencies	Principal
And Instrumentalities - 5.5%	Amount
Federal Home Loan Bank Discount Notes, 1/2/08	$1,000,000	999,910

Total U.S. Government Agencies and Instrumentalities (Cost $999,910)		999,910

TOTAL INVESTMENTS (Cost $17,779,806) - 100.2%		18,265,525
Other assets and liabilities, net - (0.2%)		(32,356)
Net Assets - 100%		$18,233,169

Net Assets Consist of:
Paid-in capital applicable to 965,374 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$17,182,585
Accumulated net realized gain (loss) on investments		564,865
Net unrealized appreciation (depreciation) on investments		485,719

Net Assets		$18,233,169

Net Asset Value per Share		$18.89

*      Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Interest income	$91,223
Dividend income	180,773
Total investment income	271,996

Expenses:
Investment advisory fee	240,745
Transfer agent fees and expenses	3,225
Accounting fees	3,481
Directors' fees and expenses	2,370
Administrative fees	10,748
Custodian fees	14,466
Reports to shareholders	9,525
Professional fees	20,007
Miscellaneous	4,757
Total expenses	309,324
Reimbursement from Advisor	(11,842)
Fees paid indirectly	(11,597)
Net expenses	285,885

Net Investment Income (Loss)	(13,889)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,835,230
Change in unrealized appreciation (depreciation)	(2,366,223)

Net Realized and Unrealized Gain
(Loss) on Investments	469,007

Increase (Decrease) in Net Assets
Resulting From Operations	$455,118

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($13,889)	($153,603)
Net realized gain (loss) on investments	2,835,230	2,017,702
Change in unrealized appreciation (depreciation)	(2,366,223)	62,369

Increase (Decrease) in Net Assets
Resulting From Operations	455,118	1,926,468

Distributions to shareholders from:
Net realized gain	(3,275,161)	(2,276,521)

Capital share transactions:
Shares sold	1,098,300	1,709,373
Reinvestment of distributions	3,275,162	2,276,520
Shares redeemed	(6,157,594)	(7,079,206)
Total capital share transactions	(1,784,132)	(3,093,313)

Total Increase (Decrease) in Net Assets	(4,604,175)	(3,443,366)

Net Assets
Beginning of year	22,837,344	26,280,710
End of year	$18,233,169	$22,837,344

Capital Share Activity
Shares sold	46,047	69,689
Reinvestment of distributions	172,105	99,672
Shares redeemed	(261,777)	(291,925)
Total capital share activity	(43,625)	(122,564)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets. Under the terms of the agreement, $17,650 was payable at year end. In addition, $7,931 was payable at year end for operating expenses paid by the Advisor during December 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 1.33%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $788 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,209 for the year ended December 31, 2007. Under the terms of the agreement, $66 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $14,554,691 and $18,581,757, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $17,796,250. Net unrealized appreciation aggregated $469,275 of which $2,200,800 related to appreciated securities and $1,731,525 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$448,254	--
Long-term capital gain	$2,826,907	$2,276,521
Total	$3,275,161	$2,276,521

As of December 31, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$113,084
Undistributed long-term capital gain	468,225
Unrealized appreciation (depreciation)	469,275
Total	$1,050,584

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$13,889
Accumulated net realized gain (loss)	(13,889)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$4,219	4.99%	$454,007	December 2007

Tax Information (Unaudited)

Small Company Equity Portfolio designates $2,826,907 as capital gain dividends for the calendar year ended December 31, 2007.

For corporate shareholders, Small Company Equity Portfolio designates 31.1% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividend-received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Company Equity	2007	2006	2005
Net asset value, beginning	$22.63	$23.23	$25.23
Income from investment operations
Net investment income (loss)	(.01)	(.15)	(.19)
Net realized and unrealized gain (loss)	.40	2.05	(.27)
Total from investment operations	.39	1.90	(.46)
Distributions from:
Net realized gain	(4.13)	(2.50)	(1.54)
Total increase (decrease) in net asset value	(3.74)	(0.60)	(2.00)
Net asset value, ending	$18.89	$22.63	$23.23

Total return*	1.57%	8.09%	(1.87%)
Ratios to average net assets: A
Net investment income (loss)	(.06%)	(.63%)	(.81%)
Total expenses	1.44%	1.57%	1.61%
Expenses before offsets	1.38%	1.40%	1.61%
Net expenses	1.33%	1.33%	1.47%
Portfolio turnover	75%	45%	45%
Net assets, ending (in thousands)	$18,233	$22,837	$26,281

	Years Ended
	December 31,	December 31,
Small Company Equity	2004	2003
Net asset value, beginning	$23.41	$17.79
Income from investment operations
Net investment income (loss)	(.18)	(.15)
Net realized and unrealized gain (loss)	3.74	6.55
Total from investment operations	3.56	6.40
Distributions from:
Net realized gain	(1.74)	(.78)
Total increase (decrease) in net asset value	1.82	5.62
Net asset value, ending	$25.23	$23.41

Total return*	15.18%	35.91%
Ratios to average net assets: A
Net investment income (loss)	(.84%)	(.79%)
Total expenses	1.61%	1.78%
Expenses before offsets	1.54%	1.57%
Net expenses	1.50%	1.50%
Portfolio turnover	49%	55%
Net assets, ending (in thousands)	$27,412	$23,170

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2007 and was below the median of its peer group for the same one-, three- and five-year periods. The Board took into account management's discussion of the Portfolio's performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were also above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense reimbursements for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2007 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 72	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	13
ALICE GRESHAM AGE: 57	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	13	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 62	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	13
  Wells Fargo Company- NYSE
  Gallup, Inc.
  W.K. Kellogg Foundation
  Raven Industries - NASDAQ
  Omaha Branch of Kansas City Federal Reserve Bank (through 12/07)
  Colonial Williamsburg Foundation (Non-Profit)
  Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH AGE: 70	Director	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Foundation
WILLIAM LESTER AGE: 50	Director & President	2004	President, CEO and Treasurer of Summit Investment Advisors, Inc.	13	Acacia Federal Savings Bank
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

         Services fees paid to auditing firm:
	Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/07
	$	%*	$	% *
(a) Audit Fees	$210,980	0%	$205,590	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$38,500	0%	$37,538	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$249,480	0%	$243,128	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/07
$	%*	$	% *
$8,500	0%	$5,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

         Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

          Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

          Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:    ___/s/ Barbara J. Krumsiek__________
         Barbara J. Krumsiek
         Chairman -- Principal Executive Officer

Date:    February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

___/s/ Barbara J. Krumsiek___________
Barbara J. Krumsiek
Chairman -- Principal Executive Officer

Date: February 28, 2008

__/s/ Ronald M. Wolfsheimer_________
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: February 28, 2008